As filed with the Securities and Exchange Commission on September 29, 2003
Securities Act File No. 333-88849 Investment Company Act File No. 811-09617

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 5 and/or	|X|
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 7	|X|
(Check appropriate box or boxes)

Merrill Lynch Strategy Series, Inc.
(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536 (Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:
(888) 763-2260

Terry K. Glenn P.O. Box 9011 Princeton, New Jersey 08543-9011 (Name and Address of Agent for Service)

Copies to:
Counsel for the Fund Joel H. Goldberg, Esq. SHEARMAN & STERLING 599 Lexington Avenue New York, New York 10022	Andrew J. Donohue, Esq. FUND ASSET MANAGEMENT, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011

It is proposed that this filing will become effective (check appropriate box):
|X|	immediately upon filing pursuant to paragraph (b)
| |	on (date) pursuant to paragraph (b)
| |	60 days after filing pursuant to paragraph (a)(1)
| |	on (date) pursuant to paragraph (a)(1)
| |	75 days after filing pursuant to paragraph (a)(2)
| |	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
| |	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

Title of Securities Being Registered: Shares of Common Stock, par value $.0001 per share.

MERRILL LYNCH STRATEGY SERIES, INC. Merrill Lynch Strategy Growth and Income Fund Merrill Lynch Strategy Long-Term Growth Fund Merrill Lynch Strategy All-Equity Fund

AMENDMENT DATED OCTOBER 1, 2003 TO THE PROSPECTUS DATED APRIL 25, 2003

Effective October 8, 2003, Merrill Lynch Strategy Growth and Income Fund, Merrill Lynch Strategy Long-Term Growth Fund and Merrill Lynch Strategy All-Equity Fund (each, a “Fund” and, collectively, the “Funds”), each a series of Merrill Lynch Strategy Series, Inc., began offering Class R shares to certain qualified investors. This amendment to the Funds’ Prospectus, which should be read in conjunction with the Funds’ Prospectus, describes the features of each Fund’s Class R shares and provides updated performance and financial highlights information for the Funds.

PERFORMANCE INFORMATION

The year-to-date return as of June 30, 2003 for the Class B shares of Merrill Lynch Strategy Growth and Income Fund, Merrill Lynch Strategy Long-Term Growth Fund and Merrill Lynch Strategy All-Equity Fund was 6.99%, 8.80% and 10.77%, respectively. Each Fund’s Class B shares are not subject to an initial sales charge, but are subject to a contingent deferred sales charge. Each Fund’s Class B shares are also subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Each Fund’s Class R shares are not subject to an initial sales charge or a contingent deferred sales charge, but are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. See “Merrill Lynch Select PricingSM System” in this Amendment for more information about the Funds’ Class R shares.

The contingent deferred sales charges for the Funds’ Class B shares are not reflected in the Funds’ year-to-date returns. If these amounts were reflected, returns for each Fund would be less than those shown above. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

MERRILL LYNCH STRATEGY SERIES, INC.

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid indirectly by the shareholder:

Shareholder Fees — these include sales charges that you may pay when you buy or sell shares of a Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Investment Adviser for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers or other financial intermediaries for account maintenance activities.

Administrative Fee — a fee paid to the Administrator for providing administrative services to a Fund.

FEES AND EXPENSES

Each Fund offers five different classes of shares. This table describes the fees and expenses that you may pay if you buy and hold Class R shares of the Funds. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment(a):	Class R

Maximum Sales Charge (Load) imposed on purchase (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

Maximum Sales Charge (Load) imposed on dividend reinvestments	None

Redemption Fee	None

Exchange Fee	None

Merrill Lynch Strategy Growth and Income Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.15%

Distribution and/or Service (12b-1) Fees(b)	0.50%

Other Expenses (including transfer agency fees)(c)	0.80%

Underlying Fund Expenses(d)	0.06%

Administrative Fees	0.35%

Total Operating Expenses	1.86%

Merrill Lynch Strategy Long-Term Growth Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.15%

Distribution and/or Service (12b-1) Fees(b)	0.50%

Other Expenses (including transfer agency fees)(c)	0.61%

Underlying Fund Expenses(d)	0.06%

Administrative Fees	0.35%

Total Operating Expenses	1.67%

(footnotes on following page)

2	MERRILL LYNCH STRATEGY SERIES, INC.

Merrill Lynch Strategy All-Equity Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class R

Management Fee	0.15%

Distribution and/or Service (12b-1) Fees(b)	0.50%

Other Expenses (including transfer agency fees)(c)	0.77%

Underlying Fund Expenses(d)	0.06%

Administrative Fees	0.35%

Total Operating Expenses	1.83%

(a)	In addition, Merrill Lynch may charge its clients a processing fee (currently $5.35) when a client buys or redeems Class R shares.
(b)	The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in the Prospectus and in all other materials. If you hold Class R shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge you would have paid if you had bought one of the other classes.
(c)	Financial Data Services, Inc., and affiliate of the Investment Adviser, provides transfer agency services to the Funds. Each Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Funds and the Funds reimburse the Investment Adviser or its affiliates for such services.
(d)	“Underlying Fund Expenses” for each Fund are based on assets of each Fund that are invested in each Underlying Fund and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations of the Underlying Funds). Actual Underlying Fund expenses incurred by each Fund may vary with changes in the allocation of each Fund’s assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.

MERRILL LYNCH STRATEGY SERIES, INC.	3

Examples:

These examples are intended to help you compare the cost of investing in Class R shares of the Funds with the cost of investing in other mutual funds. These examples assumes that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class R Shares

EXPENSES IF YOU DID REDEEM YOUR SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 189	$ 170	$ 186

Three Years	$ 585	$ 526	$ 576

Five Years	$1,006	$ 907	$ 990

Ten Years	$2,180	$1,976	$2,148

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 189	$ 170	$ 186

Three Years	$ 585	$ 526	$ 576

Five Years	$1,006	$ 907	$ 990

Ten Years	$2,180	$1,976	$2,148

4	MERRILL LYNCH STRATEGY SERIES, INC.

MERRILL LYNCH SELECT PRICINGSM SYSTEM

With the addition of the Class R shares, each Fund offers five classes of shares. Investors in a Fund may choose from among Class A shares, Class B shares, Class C shares, Class I shares and Class R shares, subject to eligibility requirements.

Class R shares are available only to certain retirement plans. Your financial adviser can help you determine whether you are eligible to buy Class R shares.

Class R shares are not subject to an initial sales charge or a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%.

To better understand the pricing of the Funds’ Class R shares, we have summarized the information below.

Class R

Availability	Available only to certain retirement plans.

Initial Sales Charge?	No. Entire purchase price is invested in a Fund’s Class R shares.

Deferred Sales Charge?	No.

Account Maintenance and Distribution Fees?	0.25% Account Maintenance Fee. 0.25% Distribution Fee.

Please see “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Funds’ current Prospectus and/or contact your financial adviser, selected securities dealer or other financial intermediary for more information about the purchase, sale, transfer or exchange of a Fund’s Class R shares.

MERRILL LYNCH STRATEGY SERIES, INC.	5

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Funds’ financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends). This information, other than the information for the six-month period ended June 30, 2003, has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report to shareholders, which is available upon request. The Funds’ financial statements for the six-month period ended June 30, 2003 are unaudited and included in the Funds’ Semi-Annual Report to shareholders, which is available upon request.

	Merrill Lynch Strategy Growth and Income Fund
	Class A(1)						Class B
Increase (Decrease) in Net Asset Value:	For the Six Months Ended June 30, 2003		For the Year Ended December 31,		For the Period June 2, 2000† to December 31, 2000		For the Six Months Ended June 30, 2003		For the Year Ended December 31,		For the Period June 2, 2000† to December 31, 2000
			2002	2001					2002	2001

Per Share Operating Performance:

Net asset value, beginning of period	$7.60		$8.71	$9.33	$10.00		$7.58		$8.69	$9.32	$10.00

Investment income — net	.06	***	.16 ***	.21 ***	.10		.03	***	.10 ***	.11 ***	.07

Realized and unrealized gain (loss) on investments — net	.50		(.96)	(.68)	(.67)		.50		(.97)	(.64)	(.68)

Total from investment operations	.56		(.80)	(.47)	(.57)		.53		(.87)	(.53)	(.61)

Less dividends:
Investment income — net	—		(.31)	(.15)	(.10)		—		(.24)	(.10)	(.07)
In excess of investment income — net	—		—	—	—	##	—		—	—	—	##

Total dividends	—		(.31)	(.15)	(.10)		—		(.24)	(.10)	(.07)

Net asset value, end of period	$8.16		$7.60	$8.71	$ 9.33		$8.11		$7.58	$8.69	$ 9.32

Total Investment Return:**

Based on net asset value per share	7.37	%††	(9.20%)	(5.03%)	(5.64	%)††	6.99	%††	(9.98%)	(5.70%)	(6.05	%)††

Ratios to Average Net Assets:

Expenses, net of waiver and reimbursement#	1.54	%*	1.13%	.55%	.57	%*	2.31	%*	1.91%	1.31%	1.33	%*

Expenses#	1.54	%*	1.26%	1.06%	2.19	%*	2.31	%*	2.03%	1.83%	2.95	%*

Investment income — net	1.57	%*	1.99%	2.29%	2.68	%*	.67	%*	1.28%	1.33%	1.81	%*

Supplemental Data:

Net assets, end of period (in thousands)	$1,378		$1,042	$1,519	$1,476		$10,929		$10,637	$13,781	$8,221

Portfolio turnover	—		86.13%	41.29%	21.61%		—		86.13%	41.29%	21.61%

(1)	Prior to April 14, 2003, Class A shares were designated Class D.
*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of June 30, 2003, the expense ratios of the Underlying Funds ranged from .04% to .17% as of their most recent periods ended. As of December 31, 2002, December 31, 2001, and December 31, 2000, this range was from .04% to .08%, 1.21% to 1.72% and 1.36% to 1.75%, respectively. The impact of the Underlying Funds’ expense ratios can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $(.01) per share.

6	MERRILL LYNCH STRATEGY SERIES, INC.

FINANCIAL HIGHLIGHTS (continued)

	Merrill Lynch Strategy Growth and Income Fund
	Class C						Class I(1)
Increase (Decrease) in Net Asset Value:	For the Six Months Ended June 30, 2003		For the Year Ended December 31,		For the Period June 2, 2000† to December 31, 2000		For the Six Months Ended June 30, 2003		For the Year Ended December 31,		For the Period June 2, 2000† to December 31, 2000
			2002	2001					2002	2001

Per Share Operating Performance:

Net asset value, beginning of period	$7.57		$8.68	$9.30	$10.00		$7.59		$8.72	$9.33	$10.00

Investment income — net	.03	***	.10 ***	.12 ***	.07		.06	***	.16 ***	.20 ***	.11

Realized and unrealized gain (loss) on investments — net	.50		(.96)	(.65)	(.70)		.50		(.96)	(.64)	(.67)

Total from investment operations	.53		(.86)	(.53)	(.63)		.56		(.80)	(.44)	(.56)

Less dividends:
Investment income — net	—		(.25)	(.09)	(.07)		—		(.33)	(.17)	(.11)
In excess of investment income — net	—		—	—	—	##	—		—	—	—	##

Total dividends	—		(.25)	(.09)	(.07)		—		(.33)	(.17)	(.11)

Net asset value, end of period	$8.10		$7.57	$8.68	$ 9.30		$8.15		$7.59	$8.72	$ 9.33

Total Investment Return:**

Based on net asset value per share	7.00	%††	(9.97%)	(5.68%)	(6.26	%)††	7.38	%††	(9.04%)	(4.68%)	(5.54	%)††

Ratios to Average Net Assets:

Expenses, net of waiver and reimbursement#	2.31	%*	1.91%	1.31%	1.33	%*	1.30	%*	.79%	.30%	.32	%*

Expenses#	2.31	%*	2.04%	1.82%	2.92	%*	1.30	%*	.94%	.81%	1.92	%*

Investment income — net	.71	%*	1.27%	1.35%	1.74	%*	1.69	%*	2.00%	2.17%	2.97	%*

Supplemental Data:

Net assets, end of period (in thousands)	$18,951		$17,000	$21,731	$15,376		$10,265		$9,775	$61,401	$1,379

Portfolio turnover	—		86.13%	41.29%	21.61%		—		86.13%	41.29%	21.61%

(1)	Prior to April 14, 2003, Class I shares were designated Class A.
*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of June 30, 2003, the expense ratios of the Underlying Funds ranged from .04% to .17% as of their most recent periods ended. As of December 31, 2002, December 31, 2001 and December 31, 2000, this range was from .04% to .08%, 1.21% to 1.72% and 1.36% to 1.75%, respectively. The impact of the Underlying Funds’ expense ratios can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $(.01) per share.

MERRILL LYNCH STRATEGY SERIES, INC.	7

FINANCIAL HIGHLIGHTS (continued)

	Merrill Lynch Strategy Long-Term Growth Fund
	Class A(1)						Class B
Increase (Decrease) in Net Asset Value:	For the Six Months Ended June 30, 2003		For the Year Ended December 31,		For the Period June 2, 2000† to December 31, 2000		For the Six Months Ended June 30, 2003		For the Year Ended December 31,		For the Period June 2, 2000† to December 31, 2000
			2002	2001					2002	2001

Per Share Operating Performance:

Net asset value, beginning of period	$6.82		$8.19	$9.03	$10.00		$6.82		$8.17	$9.02	$10.00

Investment income — net	.03	***	.08 ***	.11 ***	.07		.01	***	.02 ***	.04 ***	.04

Realized and unrealized gain (loss) on investments — net	.60		(1.37)	(.90)	(.98)		.59		(1.35)	(.89)	(.99)

Total from investment operations	.63		(1.29)	(.79)	(.91)		.60		(1.33)	(.85)	(.95)

Less dividends from investment income — net	—		(.08)	(.05)	(.06)		—		(.02)	— ##	(.03)

Net asset value, end of period	$7.45		$6.82	$8.19	$ 9.03		$7.42		$6.82	$8.17	$ 9.02

Total Investment Return:**

Based on net asset value per share	9.24	%††	(15.71%)	(8.71%)	(9.07	%)††	8.80	%††	(16.34%)	(9.42%)	(9.53	%)††

Ratios to Average Net Assets:

Expenses, net of waiver and reimbursement#	1.36	%*	1.07%	.33%	.35	%*	2.13	%*	1.83%	1.09%	1.10	%*

Expenses#	1.36	%*	1.28%	1.15%	1.97	%*	2.13	%*	2.04%	1.92%	2.73	%*

Investment income — net	1.01	%*	1.04%	1.36%	1.46	%*	.31	%*	.24%	.51%	.72	%*

Supplemental Data:

Net assets, end of period (in thousands)	$871		$814	$1,275	$1,545		$9,822		$9,341	$14,015	$11,547

Portfolio turnover	—		96.44%	50.96%	23.01%		—		96.44%	50.96%	23.01%

(1)	Prior to April 14, 2003, Class A shares were designated Class D.
*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of June 30, 2003, the expense ratios of the Underlying Funds ranged from .04% to .17% as of their most recent periods ended. As of December 31, 2002, December 31, 2001 and December 31, 2000, this range was from .04% to .08%, 1.21% to 1.72% and 1.36% to 1.75%, respectively. The impact of the Underlying Funds’ expense ratios can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $(.01) per share.

8	MERRILL LYNCH STRATEGY SERIES, INC.

FINANCIAL HIGHLIGHTS (continued)

	Merrill Lynch Strategy Long-Term Growth Fund
	Class C						Class I(1)
Increase (Decrease) in Net Asset Value:	For the Six Months Ended June 30, 2003		For the Year Ended December 31,		For the Period June 2, 2000† to December 31, 2000		For the Six Months Ended June 30, 2003		For the Year Ended December 31,		For the Period June 2, 2000† to December 31, 2000
			2002	2001					2002	2001

Per Share Operating Performance:

Net asset value, beginning of period	$6.81		$8.16	$9.02	$10.00		$6.81		$8.18	$9.03	$10.00

Investment income — net	.01	***	.02 ***	.04 ***	.03		.05	***	.10 ***	.07 ***	.06

Realized and unrealized gain (loss) on investments — net	.59		(1.35)	(.90)	(.98)		.59		(1.37)	(.84)	(.96)

Total from investment operations	.60		(1.33)	(.86)	(.95)		.64		(1.27)	(.77)	(.90)

Less dividends from investment income — net	—		(.02)	— ##	(.03)		—		(.10)	(.08)	(.07)

Net asset value, end of period	$7.41		$6.81	$8.16	$ 9.02		$7.45		$6.81	$8.18	$ 9.03

Total Investment Return:**

Based on net asset value per share	8.81	%††	(16.26%)	(9.50%)	(9.48	%)††	9.40	%††	(15.59%)	(8.57%)	(8.94	%)††

Ratios to Average Net Assets:

Expenses, net of waiver and reimbursement#	2.13	%*	1.86%	1.10%	1.10	%*	1.11	%*	.83%	.08%	.09	%*

Expenses#	2.14	%*	2.05%	1.92%	2.72	%*	1.11	%*	1.03%	.93%	1.71	%*

Investment income — net	.31	%*	.29%	.44%	.64	%*	1.35	%*	1.28%	.93%	1.71	%*

Supplemental Data:

Net assets, end of period (in thousands)	$19,733		$18,852	$24,421	$15,764		$34,835		$31,452	$42,512	$2,538

Portfolio turnover	—		96.44%	50.96%	23.01%		—		96.44%	50.96%	23.01%

(1)	Prior to April 14, 2003, Class I shares were designated Class A.
*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of June 30, 2003, the expense ratios of the Underlying Funds ranged from .04% to .17% as of their most recent periods ended. As of December 31, 2002, December 31, 2001 and December 31, 2000, this range was from .04% to .08%, 1.21% to 1.72% and 1.36% to 1.75%, respectively. The impact of the Underlying Funds’ expense ratios can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $(.01) per share.

MERRILL LYNCH STRATEGY SERIES, INC.	9

FINANCIAL HIGHLIGHTS (continued)

	Merrill Lynch Strategy All-Equity Fund
	Class A(1)								Class B
Increase (Decrease) in Net Asset Value:	For the Six Months Ended June 30, 2003		For the Year Ended December 31,				For the Period June 2, 2000† to December 31, 2000		For the Six Months Ended June 30, 2003		For the Year Ended December 31,				For the Period June 2, 2000† to December 31, 2000
			2002		2001						2002		2001

Per Share Operating Performance:

Net asset value, beginning of period	$5.97		$7.68		$8.81		$10.00		$5.85		$7.58		$8.77		$10.00

Investment income (loss) — net	.01	***	—	***##	—	***###	.01		(.01	)***	(.05	)***	(.07	)***	(.02)

Realized and unrealized gain (loss) on investments — net	.65		(1.71)		(1.13)		(1.20)		.64		(1.68)		(1.12)		(1.21)

Total from investment operations	.66		(1.71)		(1.13)		(1.19)		.63		(1.73)		(1.19)		(1.23)

Net asset value, end of period	$6.63		$5.97		$7.68		$ 8.81		$6.48		$5.85		$7.58		$ 8.77

Total Investment Return:**

Based on net asset value per share	11.06	%††	(22.27%)		(12.83%)		(11.90	%)††	10.77	%††	(22.82%)		(13.57%)		(12.30	%)††

Ratios to Average Net Assets:

Expenses, net of waiver and reimbursement#	1.52	%*	1.11%		.23%		.24	%*	2.30	%*	1.93%		1.00%		1.00	%*

Expenses#	1.52	%*	1.42%		1.28%		1.50	%*	2.30	%*	2.21%		2.04%		2.25	%*

Investment income (loss) — net	.27	%*	.01%		(.05%)		.35	%*	(.50	%)*	(.73%)		(.83%)		(.42	%)*

Supplemental Data:

Net assets, end of period (in thousands)	$778		$805		$1,668		$3,860		$13,640		$14,067		$22,676		$24,148

Portfolio turnover	—		118.72%		49.26%		46.57%		—		118.72%		49.26%		46.57%

(1)	Prior to April 14, 2003, Class A shares were designated Class D.
*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of June 30, 2003, the expense ratios of the Underlying Funds ranged from .04% to .17% as of their most recent periods ended. As of December 31, 2002, December 31, 2001 and December 31, 2000, this range was from .04% to .08%, 1.21% to 1.72% and 1.36% to 1.75%, respectively. The impact of the Underlying Funds’ expense ratios can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $.01 per share.
###	Amount is less than $(.01) per share.

10	MERRILL LYNCH STRATEGY SERIES, INC.

FINANCIAL HIGHLIGHTS (concluded)

	Merrill Lynch Strategy All-Equity Fund
	Class C								Class I(1)
Increase (Decrease) in Net Asset Value:	For the Six Months Ended June 30, 2003		For the Year Ended December 31,				For the Period June 2, 2000† to December 31, 2000		For the Six Months Ended June 30, 2003		For the Year Ended December 31,		For the Period June 2, 2000† to December 31, 2000
			2002		2001						2002	2001

Per Share Operating Performance:

Net asset value, beginning of period	$5.85		$7.58		$8.77		$10.00		$6.00		$7.70	$8.82	$10.00

Investment income (loss) — net	(.01	)***	(.05	)***	(.07	)***	(.02)		.02	***	.02 ***	.01 ***	.02

Realized and unrealized gain (loss) on investments — net	.64		(1.68)		(1.12)		(1.21)		.66		(1.72)	(1.13)	(1.20)

Total from investment operations	.63		(1.73)		(1.19)		(1.23)		.68		(1.70)	(1.12)	(1.18)

Net asset value, end of period	$6.48		$5.85		$7.58		$ 8.77		$6.68		$6.00	$7.70	$ 8.82

Total Investment Return:**

Based on net asset value per share	10.77	%††	(22.82%)		(13.57%)		(12.30	%)††	11.33	%††	(21.88%)	(12.70%)	(11.80	%)††

Ratios to Average Net Assets:

Expenses, net of waiver and reimbursement#	2.31	%*	1.95%		1.01%		1.00	%*	1.27	%*	.93%	.00%	.00	%*

Expenses#	2.31	%*	2.23%		2.05%		2.26	%*	1.27	%*	1.20%	1.01%	1.26	%*

Investment income (loss) — net	(.49	%)*	(.73%)		(.84%)		(.44	%)*	.58	%*	.32%	.18%	.53	%*

Supplemental Data:

Net assets, end of period (in thousands)	$18,693		$18,327		$28,625		$26,943		$12,693		$11,135	$16,057	$5,406

Portfolio turnover	—		118.72%		49.26%		46.57%		—		118.72%	49.26%	46.57%

(1)	Prior to April 14, 2003, Class I shares were designated Class A.
*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of June 30, 2003, the expense ratios of the Underlying Funds ranged from .04% to .17% as of their most recent periods ended. As of December 31, 2002, December 31, 2001 and December 31, 2000, this range was from .04% to .08%, 1.21% to 1.72% and 1.36% to 1.75%, respectively. The impact of the Underlying Funds’ expense ratios can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.

MERRILL LYNCH STRATEGY SERIES, INC.	11

[LOGO] Merrill Lynch Investment Managers	www.mlim.ml.com

Prospectus
April 25, 2003

Merrill Lynch Strategy Series, Inc.
Merrill Lynch Strategy Growth and Income Fund
Merrill Lynch Strategy Long-Term Growth Fund
Merrill Lynch Strategy All-Equity Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

		PAGE
[ICON]	KEY FACTS

	Merrill Lynch Strategy Funds at a Glance	2
	Risk/ Return Bar Charts	9
	Fees and Expenses	15

[ICON]	DETAILS ABOUT THE FUNDS

	How the Funds Invest	21
	Investment Risks	31

[ICON]	YOUR ACCOUNT

	Merrill Lynch Select PricingSM System	42
	How to Buy, Sell, Transfer and Exchange Shares	48
	Participation in Fee-Based Programs	53

[ICON]	MANAGEMENT OF THE FUNDS

	Fund Asset Management	56
	Financial Highlights	58

[ICON]	FOR MORE INFORMATION

	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

MERRILL LYNCH STRATEGY SERIES, INC.

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this Prospectus in the sidebar.

Equity Securities — common stock, preferred stock, securities convertible into common stock, and securities or other instruments whose price is linked to the value of common stock.

Common Stock — shares of ownership of a corporation.

Fixed-Income Securities — securities that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Market Segment — a grouping of companies with similar characteristics such as market capitalization or geographical location.

Market Capitalization — the number of a company’s outstanding shares multiplied by a share’s current market value. Market capitalization is a measure of a company’s size.

MERRILL LYNCH STRATEGY FUNDS AT A GLANCE

What is each Fund’s objective?

Merrill Lynch Strategy Growth and Income Fund

The Fund’s investment objective is to provide high total return with reduced risk over the long term.

Merrill Lynch Strategy Long-Term Growth Fund

The Fund’s investment objective is to provide long term capital growth.

Merrill Lynch Strategy All-Equity Fund

The Fund’s investment objective is to provide long term capital growth.

What are each Fund’s main investment strategies?

The Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Fund is a “fund of funds” that invests in a mix of underlying mutual funds (“Underlying Funds”) managed or distributed by the Investment Adviser or one of its affiliates. Each Fund starts with a strategic target allocation between investments in equity securities and fixed-income securities. The equity portion is then allocated among Underlying Funds, each of which reflects a specific equity market segment. The fixed-income portion is allocated to a single Underlying Fund that reflects a broad range of dollar-denominated investment grade bonds with maturities greater than one year.

The strategic target allocations for each Fund and the ranges within which each Fund may vary its strategic target allocation are set forth below. A Funds’ assets will rarely be exactly in line with the strategic target allocations. Rather, each Fund’s investment in each asset class fluctuates within a range depending on the Investment Adviser’s perception of the opportunities available among the asset classes and the relative risks associated with these opportunities, consistent with each Fund’s objective.

MERRILL LYNCH STRATEGY SERIES, INC.	3

[ICON] Key Facts

Investment Grade — any of the four highest debt obligations ratings by recognized rating agencies, including Moody’s Investors Service, Inc., Standard & Poor’s or Fitch Ratings.

Strategic Target Allocations

Fund	Target	Range

Merrill Lynch Strategy Growth and Income Fund

Equity	55%	40% - 70%

Fixed-Income and Cash Equivalents*	45%	30% - 60%

Merrill Lynch Strategy Long-Term Growth Fund

Equity	75%	60% - 90%

Fixed-Income and Cash Equivalents*	25%	10% - 40%

Merrill Lynch Strategy All-Equity Fund

Equity	100%	95% - 100%

Fixed-Income and Cash Equivalents*	0%	0% - 5%

*	The Fund intends to maintain cash positions, either directly or through its investment in the Underlying Funds, to the extent such Underlying Funds maintain cash positions.

Each Fund therefore has a range within which it may vary its strategic target allocation. The Investment Adviser will shift the Funds’ relative weightings in equity and fixed-income securities as well as each Fund’s equity investments among Underlying Funds, in light of a Fund’s investment objective and in response to market conditions. This allocation process seeks to add value by overweighting attractive markets and underweighting unattractive markets, while maintaining a diversified portfolio within specific allocation parameters.

The equity portion of each Fund is invested in the Master Large Cap Growth Portfolio, Master Large Cap Value Portfolio, Master S&P 500 Index Series, Master Mid Cap Index Series, Master Small Cap Index Series and Master International Index Series (the “Underlying Equity Funds”). The fixed-income portion of each Fund is invested in the Master Aggregate Bond Index Series.

4	MERRILL LYNCH STRATEGY SERIES, INC.

Derivative Instrument — an instrument, such as an option, future or swap, whose value is based on the performance of an underlying asset.

Standard & Poor’s 500 Index — a market-weighted index composed of common stocks issued by 500 U.S.large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the U.S. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. large-capitalization stocks.

Market-Weighted Index — an index in which the weighting of each security is based on its market capitalization. In a market-weighted index, changes in the price of a company with a large capitalization affect the level of the index more than changes in the price of a company with a smaller market capitalization.

Large-Capitalization Companies — companies that are included in the Russell 1000® Index or that have market capitalizations in the range of companies included in the Standard & Poor’s 500 Index (generally at least $5 billion). This definition of large-capitalization companies may be changed in response to changes in the markets.

The table below shows the range (as a percentage of each Fund’s assets) that normally will be invested in each Underlying Fund.
	Range of Assets of
Underlying Fund	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

Equity Asset Class

Master Large Cap Growth Portfolio	0% - 15%	0% - 22%	0% - 27%

Master Large Cap Value Portfolio	0% - 15%	0% - 22%	0% - 27%

Master S&P 500 Index Series	15% - 45%	22% - 66%	27% - 81%

Master Mid Cap Index Series	4%	7%	9%

Master Small Cap Index Series	3%	4%	5%

Master International Index Series	3%	3%	5%

Fixed-Income Asset Class

Master Aggregate Bond Index Series	45%	20%	0%

Five of the Underlying Funds are “index” funds, which employ a “passive” management approach (“Underlying Index Funds”). They invest in a portfolio of assets whose performance is expected to match approximately the performance of a particular Fund’s index. Each of the Underlying Index Funds will be substantially invested in securities in the applicable index, and will invest at least 80% of its assets in securities or other financial instruments in, or correlated with, the applicable index. Their investments may include derivative instruments. Each index is related to a particular market segment. The target index for each Underlying Index Fund is:
Underlying Index Fund	Applicable Index

Master S&P 500 Index Series	Standard & Poor’s 500 Index (the “S&P 500”)

Master Mid Cap Index Series	Standard & Poor’s Mid Cap 400 Index (the “S&P 400”)

Master Small Cap Index Series	Russell 2000® Index (the “Russell 2000”)

Master International Index Series	Morgan Stanley Capital International Europe, Asia and Far East Capitalization Weighted Index (the “EAFE Index”)

Master Aggregate Bond Index Series	Lehman Brothers Aggregate Bond Index (the “Aggregate Bond Index”)

MERRILL LYNCH STRATEGY SERIES, INC.	5

[ICON] Key Facts

Russell 1000® Index — an index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Standard & Poor’s Mid Cap 400 Index — a market-weighted index composed of common stocks issued by 400 U.S. mid-capitalization companies in a wide range of businesses. The Standard & Poor’s Mid Cap 400 Index is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks.

Mid-Capitalization Companies — companies that have market capitalizations in the range of companies included in the Standard & Poor’s Mid Cap 400 Index (generally between $1 billion and $5 billion). This definition of mid-capitalization companies may be changed in response to changes in the markets.

The Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (each an “Underlying Large Cap Fund”) each invests primarily in a diversified portfolio of equity securities of large-capitalization companies located in the United States. The Master Large Cap Growth Portfolio invests primarily in large cap equity securities that its investment adviser believes have good prospects for earnings growth, which have been selected from the common stocks of companies that, at the time of purchase are included in the Russell 1000® Index. The Master Large Cap Value Portfolio invests primarily in large cap equity securities that its investment adviser believes are undervalued (that is, worth more than their market price), which have been selected from common stocks of companies that, at the time of purchase are included in the Russell 1000® Index. The investment adviser for these Underlying Large Cap Funds uses quantitative models that employ various factors to look for companies that, in the investment adviser’s opinion, are consistent with the investment strategy of the individual Underlying Large Cap Fund.

The Investment Adviser will invest in particular Underlying Funds based on various criteria. Among other things, the Investment Adviser will analyze the Underlying Funds’ investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Fund’s investment objective. A Fund’s investment in an Underlying Fund may exceed 25% of the Fund’s total assets.

The particular Underlying Funds in which each Fund may invest, the percentage of each Fund’s assets to be invested in each Underlying Fund, the target strategic allocation and allocation ranges between the equity market segment and the fixed-income segment, and the investment policies of each Underlying Fund may be changed from time to time without shareholder approval.

What are the main risks of investing in the Funds?

The Funds cannot guarantee that they will achieve their objectives.

As with any fund, the value of each Fund’s investments — and therefore the value of a Fund’s shares — may fluctuate. These changes may occur because a particular stock or bond market in which the Fund invests is rising or falling. At other times, there are specific factors that may affect an Underlying Fund’s performance or the value of particular investments held by an Underlying Fund. The Funds are also subject to the risk that the Investment Adviser’s allocations among Underlying Funds (or the stocks that the Underlying Funds select) or the individual securities that the Investment

6	MERRILL LYNCH STRATEGY SERIES, INC.

Russell 2000® Index — a market-weighted index composed of common stocks of the 1,001st through 3,000th largest U.S. companies in a wide range of businesses, as determined by the Frank Russell Company. As of the most recent update of the Russell 2000 in June 2002, the largest stock in the index had a market capitalization of approximately $1.3 billion and the market capitalization of the median stock in the index was approximately $395 million. The Russell 2000 is generally considered broadly representative of the performance of publicly traded U.S. smaller-capitalization stocks.

Morgan Stanley Capital International Europe, Asia and Far East Capitalization Weighted Index — composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The weighting of the EAFE Index is based on the market capitalization of each of the countries in the index. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Adviser selects will underperform relative to the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If the value of a Fund’s investments goes down, you may lose money.

A Fund may invest in the Master Mid Cap Index Series or the Master Small Cap Index Series, which in turn will invest in smaller capitalization companies. Smaller capitalization companies’ securities generally trade in lower volumes and are subject to greater, less predictable price changes than the securities of larger, more established companies.

Each Fund may also invest in the Master International Index Series, which in turn will invest in foreign securities, including securities denominated in foreign currencies. Investments in foreign securities involve special risks, including the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. In addition, foreign securities may be subject to changes in value due to movements in currency exchange rates. Generally, when a foreign currency appreciates (or depreciates) in value against the U.S. dollar, securities denominated in that currency appreciate (or depreciate) in U.S. dollar terms.

A Fund’s investment in the Master Aggregate Bond Index Series is subject to interest rate and credit risk. Interest rate risk is the risk that when interest rates go up, the value of debt instruments generally goes down. In general, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

A Fund’s investment in the Underlying Index Funds is also subject to the risk that the Underlying Index Fund’s investments may not fully replicate the index or may underperform the securities in the index. Each Underlying Index Fund will attempt to be fully invested at all times, and will not hold a significant portion of its assets in cash. An Underlying Index Fund will generally not attempt to hedge against adverse market movements. Therefore, an Underlying Index Fund (and hence a Fund that invests in that Underlying Index Fund) might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while an Underlying Index Fund will attempt to track its target index as closely as possible, it will tend to underperform the index to some degree over time.

MERRILL LYNCH STRATEGY SERIES, INC.	7

[ICON] Key Facts

Lehman Brothers Aggregate Bond Index — a market-weighted index consisting of approximately 6,500 U.S. dollar-denominated investment grade bonds with maturities greater than one year, as chosen by Lehman Brothers Holding Inc. As of April 1, 2003, the average grade and maturity of bonds within the Lehman Brothers Aggregate Bond Index was AA1-AAA and 8.02 years, respectively.

In managing the Funds, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds may be higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing each of the Underlying Funds. The directors and officers of the Funds may also be directors and officers of some of the Underlying Funds and thus may have conflicting interests in fulfilling their fiduciary duties to both the Funds and the Underlying Funds.

By investing in the Underlying Funds indirectly through one of the Funds, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund. Additionally, one Underlying Fund may buy the same securities that another Underlying Fund sells. If this happens, you would indirectly bear the costs of these trades without accomplishing any investment purpose. Also, you may receive taxable gains from portfolio transactions by the Underlying Funds, as well as taxable gains from transactions in shares of the Underlying Funds by a Fund.

Each Fund is a non-diversified fund, which means that, through its investment in the Underlying Funds, it may invest more of its assets in the securities of a single issuer than if it were a diversified fund. The Underlying Index Funds are also non-diversified funds. Because each Fund may invest in securities of a smaller number of issuers, each Fund is more exposed to developments affecting an individual issuer, which may have a greater impact on a Fund’s performance.

Who should invest?

Investors should consider their own investment goals, time horizon, and risk tolerance before investing in the Funds. An investment in the Funds may not be appropriate for all investors and is not intended to be a complete investment program.

The Merrill Lynch Strategy Growth and Income Fund may be an appropriate investment for you if you:
•	Are investing with long term goals
•	Want a professionally managed portfolio

8	MERRILL LYNCH STRATEGY SERIES, INC.

•	Are willing to accept the risk that the value of your investment may decline (over the short term and the long term) in order to seek potentially high total return
•	Are looking for a moderate amount of current income

The Merrill Lynch Strategy Long-Term Growth Fund may be an appropriate investment for you if you:
•	Are investing with long term goals
•	Want a professionally managed portfolio
•	Are willing to accept the risk that the value of your investment may decline (over the short term and the long term) in order to seek potentially long term capital growth
•	Are looking for some current income

The Merrill Lynch Strategy All-Equity Fund may be an appropriate investment for you if you:
•	Are investing with long term goals
•	Want a professionally managed portfolio
•	Are willing to accept the risk that the value of your investment may decline (over the short term and the long term) in order to seek potentially long term capital growth
•	Are not looking for a significant amount of current income

MERRILL LYNCH STRATEGY SERIES, INC.	9

[ICON] Key Facts

RISK/RETURN BAR CHARTS

The bar charts and tables shown below provide an indication of the risks of investing in each Fund. The bar charts show changes in the performance for Class B shares of each Fund for each completed calendar year since each Fund’s inception. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. The tables compare the average annual total returns for each class of each Fund’s shares for the periods shown with those of the applicable index, each a broad measure of market performance. How each Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are shown only for Class B shares and will vary for other classes. The after-tax returns are calculated using the historical highest marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax advantaged education savings accounts.

Merrill Lynch Strategy Growth and Income Fund— Class B

During the period shown in the bar chart, the highest return for a quarter was 5.76% (quarter ended December 31, 2001) and the lowest return for a quarter was -8.31% (quarter ended September 30, 2002). The year-to-date return as of March 31, 2003 was -1.85%.

10	MERRILL LYNCH STRATEGY SERIES, INC.

Average Annual Total Returns (for the periods ended December 31, 2002)	Past One Year	Life of Fund†

Merrill Lynch Strategy
Growth and Income Fund — Class A††
Return Before Taxes*	-13.97%	-9.59%

Merrill Lynch Strategy
Growth and Income Fund — Class B
Return Before Taxes*	-13.47%	-9.41%
Return After Taxes on Distributions*	-14.55%	-10.12%
Return After Taxes on Distributions and
Sale of Fund Shares*	-8.27%	-7.73%

Merrill Lynch Strategy
Growth and Income Fund — Class C
Return Before Taxes*	-10.84%	-8.46%

Merrill Lynch Strategy
Growth and Income Fund — Class I††
Return Before Taxes*	-13.81%	-9.40%

S&P 1500 Index**	-21.16%	-15.63	%†††

Lehman Brothers Aggregate Bond Index***	10.25%	10.50	%†††

*	Includes all applicable fees and sales charges.
**	This unmanaged broad-based index is comprised of common stocks, representing 87% of the total US Equity Market capitalization. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
***	This unmanaged marked-weighted index is comprised of US Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association and Investment-grade (rated BBB or better) corporate bonds. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Inception date is June 2, 2000.
††	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
†††	Since June 30, 2000.

MERRILL LYNCH STRATEGY SERIES, INC.	11

[ICON] Key Facts

Merrill Lynch Strategy Long-Term Growth Fund— Class B

During the period shown in the bar chart, the highest return for a quarter was 7.93% (quarter ended December 31, 2001) and the lowest return for a quarter was -13.29% (quarter ended September 30, 2002). The year-to-date return as of March 31, 2003 was -3.23%.

12	MERRILL LYNCH STRATEGY SERIES, INC.

Average Annual Total Returns (for the periods ended December 31, 2002)	Past One Year	Life of Fund†

Merrill Lynch Strategy
Long-Term Growth Fund — Class A††
Return Before Taxes*	-20.13%	-14.72%

Merrill Lynch Strategy
Long-Term Growth Fund — Class B
Return Before Taxes*	-19.67%	-14.61%
Return After Taxes on Distributions*	-19.75%	-14.68%
Return After Taxes on Distributions and
Sale of Fund Shares*	-12.08%	-11.41%

Merrill Lynch Strategy
Long-Term Growth Fund — Class C
Return Before Taxes*	-17.10%	-13.59%

Merrill Lynch Strategy
Long-Term Growth Fund — Class I††
Return Before Taxes*	-20.02%	-14.54%

S&P 1500 Index**	-21.16%	-15.63	%†††

Lehman Brothers Aggregate Bond Index***	10.25%	10.50	%†††

*	Includes all applicable fees and sales charges.
**	This unmanaged broad-based index is comprised of common stocks, representing 87% of the total US Equity Market capitalization. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
***	This unmanaged marked-weighted index is comprised of US Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association and Investment-grade (rated BBB or better) corporate bonds. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Inception date is June 2, 2000.
††	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
†††	Since June 30, 2000.

MERRILL LYNCH STRATEGY SERIES, INC.	13

[ICON] Key Facts

Merrill Lynch Strategy All-Equity Fund — Class B

During the period shown in the bar chart, the highest return for a quarter was 10.17% (quarter ended December 31, 2001) and the lowest return for a quarter was -18.39% (quarter ended September 30, 2002). The year-to-date return as of March 31, 2003 was -4.62%.

14	MERRILL LYNCH STRATEGY SERIES, INC.

Average Annual Total Returns (for the periods ended December 31, 2002)	Past One Year	Life of Fund†

Merrill Lynch Strategy
All-Equity Fund — Class A††
Return Before Taxes*	-26.35%	-19.81%

Merrill Lynch Strategy
All-Equity Fund — Class B
Return Before Taxes*	-25.91%	-19.71%
Return After Taxes on Distributions*	-25.91%	-19.71%
Return After Taxes on Distributions and
Sale of Fund Shares*	-15.91%	-15.17%

Merrill Lynch Strategy
All-Equity Fund — Class C
Return Before Taxes*	-23.59%	-18.76%

Merrill Lynch Strategy
All-Equity Fund — Class I††
Return Before Taxes*	-25.98%	-19.65%

S&P 500 Index**	-21.16%	-15.63	%†††

*	Includes all applicable fees and sales charges.
**	The S&P 500® is the Standard & Poor’s 500 Index, a widely recognized, unmanaged index of common stock prices. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.
†	Inception date is June 2, 2000.
††	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
†††	Since June 30, 2000.

15	MERRILL LYNCH STRATEGY SERIES, INC.

[ICON] Key Facts

UNDERSTANDING EXPENSES

Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Funds may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these include sales charges that you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Management Fee — a fee paid to the Investment Adviser for managing a Fund.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial advisers, securities dealers and other financial intermediaries, advertising and promotion.

Service (Account Maintenance) Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

Administrative Fee — a fee paid to the Administrator for providing administrative services to a Fund.

FEES AND EXPENSES

Each Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Advisor or other financial intermediary can help you with this decision.

The following tables show the different fees and expenses that you may pay if you buy and hold the different classes of shares of each Fund. Future expenses may be greater or less than those indicated below.

Merrill Lynch Strategy Growth and Income Fund

Shareholder Fees (fees paid directly from your investment) (a):	Class A(b)		Class B(c)		Class C		Class I(b)

Maximum Sales Charge (Load) imposed on >purchases (as a percentage of offering price)
	5.25%	(d)	None		None		5.25%	(d)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(e)	4.00%	(d)	1.00%	(d)	None	(e)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):

Management Fee	0.15%		0.15%		0.15%		0.15%

Distribution and/or Service (12b-1) Fees(f)	0.25%		1.00%		1.00%		None

Other Expenses (including transfer agency fees)(g)	0.51%		0.53%		0.54%		0.44%

Underlying Fund Expenses(h)	0.06%		0.06%		0.06%		0.06%

Administrative Fees	0.35%		0.35%		0.35%		0.35%

Total Operating Expenses	1.32%		2.09%		2.10%		1.00%

(footnotes follow on page 18)

16	MERRILL LYNCH STRATEGY SERIES, INC.

Merrill Lynch Strategy Long-Term Growth Fund

Shareholder Fees (fees paid directly from your investment)(a):	Class A(b)		Class B(c)		Class C		Class I(b)

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)
	5.25%	(d)	None		None		5.25%	(d)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(e)	4.00%	(d)	1.00%	(d)	None	(e)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):

Management Fee	0.15%		0.15%		0.15%		0.15%

Distribution and/or Service (12b-1) Fees(f)	0.25%		1.00%		1.00%		None

Other Expenses (including transfer agency fees)(g)	0.53%		0.54%		0.55%		0.53%

Underlying Fund Expenses(h)	0.06%		0.06%		0.06%		0.06%

Administrative Fees	0.35%		0.35%		0.35%		0.35%

Total Operating Expenses	1.34%		2.10%		2.11%		1.09%

Merrill Lynch Strategy All-Equity Fund

Shareholder Fees (fees paid directly from your investment) (a):	Class A(b)		Class B(c)		Class C		Class I(b)

Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	5.25%(d)		None		None		5.25%	(d)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(e)	4.00%	(d)	1.00%	(d)	None	(e)

Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None		None		None

Redemption Fee	None		None		None		None

Exchange Fee	None		None		None		None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):

Management Fee	0.15%		0.15%		0.15%		0.15%

Distribution and/or Service (12b-1) Fees(f)	0.25%		1.00%		1.00%		None

Other Expenses (including transfer agency fees)(g)	0.67%		0.71%		0.73%		0.70%

Underlying Fund Expenses(h)	0.05%		0.05%		0.05%		0.05%

Administrative Fees	0.35%		0.35%		0.35%		0.35%

Total Operating Expenses	1.47%		2.26%		2.28%		1.25%

(footnotes on following page)

MERRILL LYNCH STRATEGY SERIES, INC.	17

[ICON] Key Facts

(a)	In addition, Merrill Lynch may charge its clients a processing fee. See “Your Account — How To Buy, Sell, Transfer and Exchange Shares.”
(b)	Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.
(c)	Class B shares automatically convert to Class A shares approximately eight years after you buy them and will no longer be subject to distribution fees.
(d)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(e)	You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.
(f)	The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other materials. If you hold Class B or Class C shares over time, it may cost you more in distribution and account maintenance (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.
(g)	Financial Data Services, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Funds. Each Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Funds and the Funds reimburse the Investment Adviser or its affiliates for such services.
(h)	“Underlying Fund Expenses” for each Fund are based upon assets of each Fund that are invested in each Underlying Fund and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations of the Underlying Funds). Actual Underlying Fund Expenses incurred by each Fund may vary with changes in the allocation of each Fund’s assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.

Examples:

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that a Fund’s operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

CLASS A SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 652	$ 654	$ 667

Three Years	$ 921	$ 927	$ 965

Five Years	$1,210	$1,221	$1,286

Ten Years	$2,032	$2,053	$2,190

18	MERRILL LYNCH STRATEGY SERIES, INC.

CLASS B SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 612	$ 613	$ 629

Three Years	$ 955	$ 958	$1,006

Five Years	$1,324	$1,329	$1,410

Ten Years*	$2,229	$2,240	$2,407

CLASS C SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 313	$ 314	$ 331

Three Years	$ 658	$ 661	$ 712

Five Years	$1,129	$1,134	$1,220

Ten Years	$2,431	$2,441	$2,615

CLASS I SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 622	$ 630	$ 646

Three Years	$ 827	$ 853	$ 901

Five Years	$1,048	$1,094	$1,175

Ten Years	$1,685	$1,784	$1,957

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

CLASS A SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 652	$ 654	$ 667

Three Years	$ 921	$ 927	$ 965

Five Years	$1,210	$1,221	$1,286

Ten Years	$2,032	$2,053	$2,190

(footnote appears on following page)

MERRILL LYNCH STRATEGY SERIES, INC.	19

[ICON] Key Facts

CLASS B SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 212	$ 213	$ 229

Three Years	$ 655	$ 658	$ 706

Five Years	$1,124	$1,129	$1,210

Ten Years*	$2,229	$2,240	$2,407

CLASS C SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 213	$ 214	$ 231

Three Years	$ 658	$ 661	$ 712

Five Years	$1,129	$1,134	$1,220

Ten Years	$2,431	$2,441	$2,615

CLASS I SHARES

	Merrill Lynch Strategy Growth and Income Fund	Merrill Lynch Strategy Long-Term Growth Fund	Merrill Lynch Strategy All-Equity Fund

One Year	$ 622	$ 630	$ 646

Three Years	$ 827	$ 853	$ 901

Five Years	$1,048	$1,094	$1,175

Ten Years	$1,685	$1,784	$1,957

*	Assumes conversion to Class A shares approximately eight years after purchase. See note (c) to the expense table.

20	MERRILL LYNCH STRATEGY SERIES, INC.

Details About the Fund [ICON]

HOW THE FUNDS INVEST

General Investment Management Approach

Fund Asset Management, L.P. serves as Investment Adviser to the three asset allocation Merrill Lynch Strategy Funds. The Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers. As described above, each Fund seeks to achieve its objective by investing in a combination of Underlying Funds managed or distributed by the Investment Adviser or one of its affiliates, some that invest primarily in equity securities and another in fixed-income securities. In addition to investing in these Underlying Funds, the Investment Adviser may, for each Fund, invest in individual securities, short-term money market instruments and other financial instruments, such as derivative instruments, including futures. The Investment Adviser may use derivatives to seek to reduce the effect of currency fluctuations on securities held by the Underlying Funds that are denominated in currencies other than the U.S. dollar and to seek to gain exposure to certain markets or groups of securities that would otherwise be unavailable if the Funds were limited to investing in the Underlying Funds.

An investor may choose to invest in one or more of the Funds based on individual investment goals, risk tolerance and financial circumstances.

Each Fund’s investment objective is fundamental and may not be changed without shareholder approval. Each Fund’s policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information are non-fundamental and may be changed without shareholder approval.

Outlined below are the main strategies the Funds use in seeking to achieve their investment objectives:

The Investment Adviser’s Asset Allocation Investment Philosophy and Process

Each Fund has a strategic target allocation between equity and fixed-income securities and a range within which it can vary these allocations. Each Fund also has a baseline range for allocation of its assets among the Underlying Funds. The Investment Adviser will adjust the equity and fixed-income allocations and the Underlying Funds allocations within these ranges based on its evaluation of the relative attractiveness of various asset classes in light of a Fund’s investment objective and prevailing economic conditions. The allocation process seeks to add value by overweighting attractive markets and underweighting unattractive markets while maintaining a diversified portfolio within specific allocation parameters. When deviating from the

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[ICON] Details About the Fund

ABOUT THE PORTFOLIO MANAGER

Philip Green is a Vice President and the Portfolio Manager of the Funds. Mr. Green has been a Managing Director of the Investment Adviser and certain of its affiliates since 1999. Mr. Green was a Managing Director and portfolio manager of Global Institutional Services at Bankers Trust from 1997 to 1999. Mr. Green has been primarily responsible for the day-to-day management of the Funds since June 2, 2000.

ABOUT THE INVESTMENT ADVISER

Fund Asset Management, L.P. is the Investment Adviser.

strategic target allocation and the percentage of assets of a Fund that is allocated to each Underlying Fund, the Investment Adviser seeks to balance the amount any asset class can be overweighted against the amount of added risk due to the deviation. Finally, the Investment Adviser may seek to further adjust a Fund’s allocation by investing in individual securities, short-term money market instruments (cash-equivalents) and other financial instruments such as derivative instruments in order to gain exposure to certain additional markets or groups of securities and to hedge currency risk. The Merrill Lynch Strategy All-Equity Fund has a strategic target allocation of 95%-100% equity securities. Thus, under normal conditions, the Merrill Lynch Strategy All-Equity Fund will not vary its strategic allocation significantly, although the Investment Adviser may vary the relative weighting of the Underlying Funds in its portfolio.

The strategic target allocations for each Fund and the ranges within which each Fund may vary its strategic target allocation appear on page 4. The Merrill Lynch Strategy All-Equity Fund will not materially change its strategic target allocation without providing shareholders with at least 60 days’ prior written notice of such change.

The range (as a percentage of each Fund’s assets) that normally will be invested in each Underlying Fund appears on page 5.

A Fund’s investment in an Underlying Fund may, and in some cases is expected to, exceed 25% of the Fund’s total assets.

The particular Underlying Funds in which each Fund may invest, the percentage of each Fund’s assets to be invested in each Underlying Fund, the target strategic allocation and allocation ranges between the equity market segment and the fixed-income segment and the investment policies of each Underlying Fund may be changed from time to time without shareholder approval.

Other Strategies. In addition to the main strategies discussed above, the Funds may use certain other investment strategies:

Each Fund will normally invest almost all of its assets as described herein. Each Fund may, however, invest directly in individual securities and other financial instruments, including short-term instruments, such as money market securities and repurchase agreements for asset allocation or other purposes. It is expected that each Fund may from time to time invest directly in currency contracts for hedging purposes. The Funds may also invest in short-term instruments or fixed-income securities or buy or sell futures when

22	MERRILL LYNCH STRATEGY SERIES, INC.

a Fund believes it is advisable to do so for temporary defensive purposes. Short-term investments and temporary defensive positions may limit the potential for growth in the value of your shares and/or may reduce the level of current income.

A Fund may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets between the equity asset class and fixed-income asset class within the percentage ranges described above.

The Funds may also lend their portfolio securities and may invest uninvested cash balances in affiliated money market funds.

Description of the Underlying Funds

The following is a concise description of the investment objectives and strategies for each of the Underlying Funds that are available for investment by the Funds as of the date of this Prospectus. A Fund may invest in other Underlying Funds not listed below at the discretion of the Investment Adviser without shareholder approval. No offer is made in this Prospectus of any of the Underlying Funds. Additional information regarding the investment practices of each Underlying Fund is provided in the Statement of Additional Information.

MERRILL LYNCH STRATEGY SERIES, INC.	23

[ICON] Details About the Fund

Underlying Fund	Investment Objective

Equity Asset Class

Master Large Cap Growth Portfolio	to provide long term capital growth

Master Large Cap Value Portfolio	to provide long term capital growth

Master S&P 500 Index Series	to match the performance of the S&P 500 as closely as possible before the deduction of fund expenses

Master Mid Cap Index Series	to match the performance of the S&P 400 as closely as possible before the deduction of fund expenses

Master Small Cap Index Series	to match the performance of the Russell 2000 as closely as possible before the deduction of fund expenses

Master International Index Series	to match the performance of the EAFE Index in U.S. dollars with net dividends as closely as possible before the deduction of fund expenses

Fixed-Income Asset Class

Master Aggregate Bond Index Series	to match the performance of the Aggregate Bond Index as closely as possible before the deduction of fund expenses

Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio

Outlined below are the main strategies each Underlying Large Cap Fund may use in seeking to achieve its objective.

Each of Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large capitalization companies located in the United States. Each Underlying Large Cap Fund normally invests at least 80% of its assets in equity securities of large capitalization companies its investment adviser selects from among those that are, at the time of purchase, included in the Russell 1000® Index. The investment adviser uses a different multi-factor quantitative model to look for companies within the Russell 1000® Index that, in its opinion, are consistent with the investment objective of each Underlying Large Cap Fund.

24	MERRILL LYNCH STRATEGY SERIES, INC.

Russell 1000® Growth Index — a subset of the Russell 1000® Index that consists of those Russell 1000® securities with greater than average growth orientation.

Russell 1000® Value Index — a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price to book ratios and lower forecasted growth value.

Each Underlying Large Cap Fund will seek to outperform its benchmark:
•	The Master Large Cap Growth Portfolio — will seek to outperform the Russell 1000® Growth Index by investing in equity securities that its investment adviser believes have above average earnings prospects. The Russell 1000® Growth Index (which consists of those Russell 1000® securities with a greater than average growth orientation) is a subset of the Russell 1000® Index.
•	The Master Large Cap Value Portfolio — will seek to outperform the Russell 1000® Value Index by investing in equity securities that its investment adviser believes are selling at below normal valuations. The Russell 1000® Value Index, another subset of the Russell 1000® Index, consists of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Although the Master Large Cap Growth Portfolio emphasizes growth-oriented investments and the Master Large Cap Value Portfolio emphasizes value-oriented investments, there are equity investment strategies common to both Underlying Large Cap Funds. In selecting securities for a fund’s portfolio, the investment adviser uses a different proprietary quantitative model for each Underlying Large Cap Fund. Each model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. For each Underlying Large Cap Fund, the investment adviser looks for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company’s pricing structure. A company’s stock price relative to its earnings and book value is also examined — if the investment adviser believes that a company is overvalued, it will not be considered as an investment for either Underlying Large Cap Fund. After the initial screening is done, the investment adviser relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the investment adviser believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because these Underlying Large Cap Funds generally will not hold all the stocks in the applicable index, and because their investments may be allocated in amounts that vary from the proportional weightings of the various stocks in the index, they are not “index” funds. In seeking to

MERRILL LYNCH STRATEGY SERIES, INC.	25

[ICON] Details About the Fund

outperform the relevant benchmark, however, their investment adviser reviews potential investments using certain criteria that are based on the securities in the relevant index. These criteria currently include the following:
•	Relative price to earnings and price to book ratios
•	Stability and quality of earnings momentum and growth
•	Weighted median market capitalization of the Underlying Large Cap Fund’s portfolio
•	Allocation among the economic sectors of the Underlying Large Cap Fund’s portfolio as compared to the applicable index
•	Weighted individual stocks within the applicable index

Other Strategies. In addition to the main strategies discussed above, each Underlying Large Cap Fund may use certain other investment strategies.

Each Underlying Large Cap Fund also may invest up to 10% of its total assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts, or “ADRs.” Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered “foreign securities” for the purpose of investment allocations. Each Underlying Large Cap Fund has indicated that it anticipates that it would generally limit its foreign securities investments to ADRs of issuers in developed countries. Each Underlying Large Cap Fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

Each Underlying Large Cap Fund may invest in investment grade convertible securities, preferred stocks, illiquid securities and U.S. Government debt securities (i.e., securities that are direct obligations of the U.S. Government). There are no restrictions on the maturity of the debt securities in which an Underlying Large Cap Fund may invest.

As a temporary measure for defensive purposes, each Underlying Large Cap Fund may invest without limit in cash, cash equivalents or short-term U.S. Government securities. These investments may include high quality, short-term money market instruments such as U.S. Treasury and agency obligations, commercial paper (short-term, unsecured, negotiable promissory notes of a domestic or foreign company), short-term debt obligations of

26	MERRILL LYNCH STRATEGY SERIES, INC.

corporate issuers and certificates of deposit and banker’s acceptances. These investments may affect an Underlying Large Cap Fund’s ability to meet its investment objective.

Underlying Index Funds

Outlined below are the main strategies the Underlying Index Funds use in seeking to achieve their investment objectives:

The Underlying Index Funds will not attempt to buy or sell securities based on management’s economic, financial or market analysis, but will instead employ a “passive” investment approach. This means that management will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the respective index before deduction of fund expenses. An Underlying Index Fund will buy or sell securities only when management believes it is necessary to do so in order to match the performance of the respective index. Accordingly, it is anticipated that an Underlying Index Fund’s portfolio turnover and trading costs will be lower than that of an “actively” managed fund. However, the Underlying Index Funds have operating and other expenses, while an index does not. Therefore, each Underlying Index Fund will tend to underperform its target index to some degree over time.

Each Underlying Index Fund will be substantially invested in securities in the applicable index, and will normally invest at least 80% of its assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index. An Underlying Index Fund may change its target index if management believes a different index would better enable the fund to match the performance of the market segment represented by the current index and, accordingly, the investment objective of an Underlying Index Fund may be changed without shareholder approval.

Master S&P 500 Index Series and Master Mid Cap Index Series

These Underlying Index Funds may invest in all of the stocks in the target index in roughly the same proportions as their weightings in the index. For example, if 2% of the target index is made up of the stock of a particular company, the fund will normally invest approximately 2% of its assets in that company. This strategy is known as “full replication.” However, when believed to be cost efficient, the Underlying Index Fund may deviate from full replication and instead invest in a statistically selected sample of the stocks in the target index, which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the index as

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[ICON] Details About the Fund

a whole, but which involves less transaction costs than would be incurred through full replication. The Underlying Index Fund may also purchase stocks not included in the target index when its investment adviser believes that it would be a cost efficient way of approximating the index’s performance to do so. If the investment adviser uses these techniques, the fund may not track the index as closely as it would if it were fully replicating the index.

Master Small Cap Index Series

This Underlying Index Fund will not invest in all of the common stocks in the Russell 2000, or in the same weightings as in the Russell 2000. Instead, it may invest in a sample of the stocks included in the Russell 2000 based on its investment adviser’s optimization process, a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the index with fewer transaction costs than would be incurred through full replication. The investment adviser will choose investments so that the market capitalizations, industry weightings and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Russell 2000 as a whole.

The Frank Russell Company updates the Russell 2000 once each year, at which time there may be substantial changes in the composition of the index (and consequently, significant turnover in the fund). Stocks of companies that merge, are acquired or otherwise cease to exist during the year are not replaced in the index.

International Index Series

This Underlying Index Fund will, under normal circumstances, invest in all of the countries represented in the EAFE Index. The Underlying Index Fund will not, however, invest in all of the companies within a country represented in the EAFE Index, or in the same weightings as the EAFE Index. Instead, the Underlying Index Fund may invest in a sample of equity securities included in the EAFE Index and in derivative instruments correlated with countries within the EAFE Index based on the investment adviser’s optimization process, a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the index with fewer transaction costs than would be incurred through full replication.

28	MERRILL LYNCH STRATEGY SERIES, INC.

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

Duration — the sensitivity of a bond or bond portfolio to changes in interest rates.

Mortgage-backed Securities — securities that give their holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans.

Master Aggregate Bond Index Fund

This Underlying Index Fund will not invest in all of the bonds in the Aggregate Bond Index, or in the same weightings as in the Aggregate Bond Index. Instead, it may invest in a statistically selected sample of bonds included in the Aggregate Bond Index, or in a statistically selected sample of bonds not included in the index but correlated with bonds that are in the index, and in derivative instruments correlated to the Aggregate Bond Index. It may invest in bonds not included in the index, but which are selected to reflect characteristics such as maturity, duration, or credit quality similar to bonds in the index as a whole. This may result in different levels of interest rate, credit or other risks from the levels of risks on the securities included in the Aggregate Bond Index. The Master Aggregate Bond Index Series may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the index, and, accordingly, the Master Aggregate Bond Index Series may have a higher portfolio turnover rate than the other Underlying Index Funds.

Because the Aggregate Bond Index is composed of investment grade bonds, the Master Aggregate Bond Index Series will invest in corporate bonds rated investment grade (rated at least Baa3 by Moody’s Investors Services, Inc. or BBB- by S&P), at the time of purchase, or, if unrated, of comparable quality. The Master Aggregate Bond Index Series may continue to hold a security that is downgraded below investment grade.

The Master Aggregate Bond Index Series usually will invest a substantial portion of its assets in mortgage-backed securities. Most mortgage-backed securities are issued by Federal government agencies, such as the Governmental National Mortgage Association (Ginne Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the Federal government agencies are guaranteed by either the Federal government or the government agency. Such securities have very little credit risk. Mortgage-backed securities that are issued by private corporations rather than Federal agencies have credit risk as well as prepayment risk and extension risk.

Other Strategies. In addition to the main strategies described above, the Underlying Index Funds may also use certain other investment strategies:

Each Underlying Index Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts linked to the performance of, or correlated with, its target index, or in the case of the EAFE Index, correlated with countries within its target

MERRILL LYNCH STRATEGY SERIES, INC.	29

[ICON] Details About the Fund

Short sale — is a sale of securities borrowed from others with the expectation that the price of the security will decline before it must be purchased in order to be returned to the lender.

index. Derivatives allow each Underlying Index Fund to increase or decrease its exposure to the target index quickly and at less cost than buying or selling stocks. Each Underlying Index Fund will invest in options and futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, each Underlying Index Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities’ weightings in the target index.

Each Underlying Index Fund may invest in short term money market instruments as cash reserves to maintain liquidity. These instruments may include obligations of the U.S. Government, its agencies or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements. To the extent an Underlying Index Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to maintain full exposure to the index. The Underlying Index Funds will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen their exposure to common stocks or bonds as a defensive strategy, but will instead attempt to remain fully invested at all times. Each Underlying Index Fund may also invest in illiquid securities and repurchase agreements, and may engage in securities lending.

The Master Aggregate Bond Index Series may also purchase securities on a when-issued basis, and it may purchase or sell securities for delayed delivery. This is when the fund buys or sells securities with payment and delivery taking place in the future so that it can lock in a favorable yield and price at the time of entering into the transaction. It may also enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a future date from the same party. During the period between the sale of one security and purchase of a similar security, a fund does not receive principal and interest on the securities sold. The Master Aggregate Bond Index Series may also enter into standby commitment agreements in which it is committed, for a stated period of time, to buy a stated amount of a fixed-income security which may be issued and sold to the fund at the option of the issuer. The price of the security is fixed at the time of the commitment, and the fund is paid a commitment fee whether the security is issued or not.

30	MERRILL LYNCH STRATEGY SERIES, INC.

INVESTMENT RISKS

This section discusses the principal risks of investing in a Fund. As with any fund, there can be no guarantee that a Fund will meet its objectives, or that a Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Funds:

Risks that Apply to Both the Underlying Funds and the Funds

These risks apply to each Fund and to some or all of the Underlying Funds in which the Funds invest as of the date of this Prospectus. Therefore in the section below, the term “Fund” refers to both the Merrill Lynch Strategy Funds and the Underlying Funds (as applicable).

Non-Diversification Risk — Each Fund is a non-diversified fund, which means that, through its investment in the Underlying Funds, it may invest more of its assets in the securities of a single issuer than if it were a diversified fund. The Underlying Index Funds are also non-diversified funds. Because each Fund may invest in securities of a smaller number of issuers, each Fund is more exposed to developments affecting and the risks associated with an individual issuer, which may have a greater impact on a Fund’s performance.

Market Risk and Selection Risk — Market risk is the risk that the stock market in one or more countries in which a Fund or an Underlying Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk for the Funds is the risk that the securities (including the Underlying Funds) that the Investment Adviser selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Risks of Investing in a Mix of Underlying Funds

In managing the Funds, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds may be higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing each of the Underlying Funds. The directors and officers of the Funds may also be directors and officers of some of the Underlying Funds and thus may have conflicting interests in fulfilling their fiduciary duties to both the Funds and the Underlying Funds.

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[ICON] Details About the Fund

By investing in the Underlying Funds indirectly through one of the Funds, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund. Additionally, one Underlying Fund may buy the same securities that another Underlying Fund sells. If this happens, you would indirectly bear the costs of these trades without accomplishing any investment purpose. Also, you may receive taxable gains from portfolio transactions by the Underlying Funds, as well as taxable gains from transactions in shares of the Underlying Funds by a Fund.

Underlying Index Funds

Index Risk — A Fund’s investment in an Underlying Index Fund is also subject to the risk that the Underlying Index Fund’s investments may not fully replicate the index or may underperform the securities in the index. Each Underlying Index Fund will attempt to be fully invested at all times, and will not hold a significant portion of its assets in cash. An Underlying Index Fund generally will not attempt to hedge against adverse market movements. Therefore, an Underlying Index Fund (and hence a Fund that invests in that Underlying Index Fund) might go down in value more than other mutual funds in the event of a general market decline. In addition, an index fund has operating and other expenses while an index does not. As a result, while an Underlying Index Fund will attempt to track its target index as closely as possible, it will tend to underperform the index to some degree over time.

Master Small Cap Index Series and Master Mid Cap Index Series

Small-Capitalization Risk — Small-capitalization companies, and, to a lesser extent, mid-capitalization companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Underlying Fund’s investment in a small-capitalization or mid-capitalization company may lose substantial value.

Small-cap securities, and, to a lesser extent, mid-cap securities, generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole.

Investing in small-cap securities and, to a lesser extent, mid-cap securities requires a long term view.

32	MERRILL LYNCH STRATEGY SERIES, INC.

Volatility — Stocks of small and medium companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Master International Index Series, Master Aggregate Bond Index Series, Master Large Cap Value Portfolio and Master Large Cap Growth Portfolio

Foreign Market Risk — Since the Underlying Funds may invest in foreign securities, they offer the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Underlying Fund will lose money. In particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets:
•	The economies of certain foreign markets often do not compare favorably with the economy of the United States in areas such as growth of gross national product, reinvestment of capital, resources and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.
•	Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes.
•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices. They could also impair an Underlying Fund’s ability to purchase or sell foreign securities or transfer the Underlying Fund’s assets or income back into the United States, or otherwise adversely affect the Underlying Fund’s operations.

MERRILL LYNCH STRATEGY SERIES, INC.	33

[ICON] Details About the Fund
•	Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in some foreign countries may be less extensive than those available to investors in the United States.
•	Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for an Underlying Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.
•	Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and an Underlying Fund’s assets may be uninvested and not earning returns. An Underlying Fund may miss investment opportunities or be unable to sell an investment because of these delays.

Value Investing Style Risk — Master Large Cap Value Portfolio follows a basic value investment style. This investment style may over time go in and out of favor. At times when the value investing style is out of favor, the Funds may underperform other equity funds that use different investment styles.

Master International Index Series

Currency Risk — Securities and other instruments in which the Master International Index Series invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Underlying Index Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

34	MERRILL LYNCH STRATEGY SERIES, INC.

Certain Risks of Holding Fund Assets Outside the United States — The Master International Index Series generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Underlying Index Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of its agents, goes bankrupt. In addition, it is often more expensive for the Underlying Index Fund to buy, sell, and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Underlying Index Fund can earn on its investments and typically results in a higher operating expense ratio for the fund than for investment companies invested only in the United States.

Master Aggregate Bond Index Series

Interest Rate Risk — Interest rate risk is the risk that prices of bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

Credit Risk — Credit risk is the risk that the issuer of a security owned by the Master Aggregate Bond Index Series will be unable to pay interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. While the Master Aggregate Bond Index Series invests only in securities of investment grade issuers, those issuers may still default on their obligations.

Event Risk — Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, which may be financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds may decline significantly.

Mortgage-Backed Securities — When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Master Aggregate Bond Index Series has to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities are paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as extension risk.

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[ICON] Details About the Fund

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

The Funds may also be subject to certain other risks associated with their investments and investment strategies including:

Risks that Apply to Both the Underlying Funds and the Funds.

Derivatives — A Fund may use derivative instruments such as futures. The Underlying Index Funds may also use forwards, options, options on futures, swaps and indexed securities. Derivatives allow a Fund to increase or decrease its level of risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:
Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund or Underlying Funds.
Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

A Fund or Underlying Fund may use derivatives for anticipatory hedging and for non-hedging purposes. Anticipatory hedging is a strategy in which a Fund or Underlying Fund uses a derivative to offset the risk that securities in which the Fund intends to invest will increase in value before the Fund has an

36	MERRILL LYNCH STRATEGY SERIES, INC.

opportunity to purchase the securities. An Underlying Index Fund may use derivatives for anticipatory hedging in order to gain exposure efficiently to its market segment in the event the Fund receives cash inflows. The Underlying Large Cap Funds may use derivatives for hedging purposes, including cross hedges. Hedging is a strategy in which an Underlying Large Cap Fund uses a derivative to offset the risks associated with other fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated or if the cost of the derivative outweighs the benefit of the hedge. Derivatives may not always be available or cost efficient. If a Fund or Underlying Fund invests in derivatives, the investments may not be effective as a hedge against price movements. No Fund or Underlying Fund is required to use hedging, and each may choose not to do so.

Borrowing and Leverage Risk — A Fund or Underlying Fund may borrow for temporary emergency purposes, including to meet redemptions. Borrowing may exaggerate changes in the net asset value of shares of a Fund or Underlying Fund and in the return on a Fund’s or Underlying Fund’s portfolio. Borrowing will cost a Fund or Underlying Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s or Underlying Fund’s return. Certain securities that a Fund or Underlying Fund buys may create leverage, including for example, options, swaps and indexed securities.

Securities Lending — A Fund or Underlying Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower to which a Fund or Underlying Fund has loaned its securities may not return the securities in a timely manner or at all. As a result, a Fund or Underlying Fund may lose money and there may be a delay in recovering the loaned securities. A Fund or Underlying Fund could also lose money if it does not recover the securities and/or the value of the collateral falls including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a Fund or Underlying Fund.

Illiquid Securities — Each Fund and Underlying Fund may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value or that have contractual or legal restrictions on resale. If a Fund or Underlying Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

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[ICON] Details About the Fund

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They include private placement securities that a Fund or Underlying Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Fund or Underlying Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. A Fund or Underlying Fund may get only limited information about the issuer, and so may be less able to predict a loss. In addition, if management receives material adverse non-public information about the issuer, a Fund or Underlying Fund will not be able to sell the securities.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Correlation Risk — Each Fund and Underlying Fund may purchase an asset and concurrently sell that asset in a different market, or sell a related asset, in order to capture small price discrepancies between markets or related assets. This strategy involving related assets carries the risk that the value of the related assets will not track or affect each other in the manner anticipated by the Investment Adviser. This strategy generally assumes that the price of related assets will move closer to some historical level and that price differences from this level will disappear. However, in the event the price differences do not disappear or widen, a Fund or Underlying Fund could lose money on a transaction.

Additional Risks that Apply to Certain Underlying Funds.

Underlying Index Funds

Short Sales — When an Underlying Index Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. If the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a gain. Any gain will be decreased, and any loss increased, by transaction costs. Although the fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically

38	MERRILL LYNCH STRATEGY SERIES, INC.

unlimited. If a fund makes short sales of securities that increase in value, it may underperform similar mutual funds that do not make short sales of securities they do not own.

Master International Index Series, Master Aggregate Bond Index Series, Master Large Cap Value Portfolio and Master Large Cap Growth Portfolio

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Underlying Fund’s management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount an Underlying Fund can earn on its investments.

Master Aggregate Bond Index Series

Dollar Rolls — Dollars rolls involve the risk that the market value of the securities that the Aggregate Bond Index Series is committed to buy may decline below the price of the securities the Series has sold. These transactions may involve leverage. The Master Aggregate Bond Index Series will engage in dollar rolls to enhance return and not for the purpose of borrowing.

Standby Commitment Agreements — Standby commitment agreements involve the risk that the security will lose value prior to its delivery to the Master Aggregate Bond Index Series. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case the Master Aggregate Bond Index Series has lost the investment opportunity for the assets it had set aside to pay for the security and any gain in the security’s price.

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[ICON] Details About the Fund

Foreign Government Debt — The Master Aggregate Bond Index Series may invest in debt securities issued or guaranteed by foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities. Investments in these securities subject the Underlying Index Fund to the risk that a government entity may delay or refuse to pay interest or repay principal on its debt for various reasons, including cash flow problems, insufficient foreign currency reserves, political considerations, or the relative size of its debt position to its economy. If a government entity defaults, it may ask for more time in which to pay or for further loans. There may be no bankruptcy proceeding that the Underlying Index Fund can use to collect payments on debt securities that a government entity has not repaid.

Master Aggregate Bond Index Series, Master Large Cap Value Portfolio and Master Large Cap Growth Portfolio

When Issued and Delayed Delivery Securities and Forward Commitments — When issued and delayed delivery securities and forward commitments involve the risk that the security an Underlying Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, an Underlying Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Funds or the Underlying Funds, including how they invest, please see the Statement of Additional Information.

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Your Account [ICON]

MERRILL LYNCH SELECT PRICINGSM SYSTEM

Each Fund offers four classes of shares, each with its own sales charge and expense structure allowing you to invest in the way that best suits your needs. Each share class of a Fund represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Advisor can help you determine which share class is best suited to your personal financial goals.

For example, if you select Class I or Class A shares of a Fund, you generally pay a sales charge at the time of purchase. If you buy Class A shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge reduction or waiver.

Certain financial intermediaries may charge additional fees in connection with transactions in Fund shares. The Investment Adviser, the Distributor or their affiliates may make payments out of their own resources to selected securities dealers and other financial intermediaries for providing services intended to result in the sale of a Fund’s shares or for shareholder servicing activities.

If you select Class B or Class C shares of a Fund, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Class B or Class C shares.

Each Fund’s shares are distributed by FAM Distributors, Inc., an affiliate of the Investment Adviser.

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[ICON] Your Account

The table below summarizes key features of the Merrill Lynch Select PricingSM System:

	Class A	Class B	Class C	Class I

Availability	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Generally available through Merrill Lynch. Limited availability through selected securities dealers and other financial intermediaries.	Limited to certain investors including:
•  Current Class I
   shareholders
•  Certain Retirement
   Plans
•  Participants of certain
   Merrill Lynch-
   sponsored
   programs
•  Certain affiliates of
   Merrill Lynch,
   selected securities
   dealers and other
   financial
intermediaries

Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges available for large investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available for large investments.

Deferred Sales Charge?	No. (May be charged for purchases over $1 million that are redeemed within one year).	Yes. Payable if you redeem within six years of purchase.	Yes. Payable if you redeem within one year of purchase.	No. (May be charged for purchases over $1 million that are redeemed within one year.)

Account Maintenance and Distribution Fees?	0.25% Account Maintenance Fee. No Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.	0.25% Account Maintenance Fee. 0.75% Distribution Fee.	No.

Conversion to Class A shares?	N/A	Yes, automatically after approximately eight years.	No.	No.

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Right of Accumulation — permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all qualifying shares you own in the Merrill Lynch mutual funds that offer Select PricingSM options.

Letter of Intent — permits you to pay the sales charge that would be applicable if you add up all qualifying shares of Merrill Lynch Select PricingSM System funds that you agree to buy within a 13 month period. Certain restrictions apply.

Class I and Class A Shares — Initial Sales Charge Options

If you select Class I or Class A shares, you will pay a sales charge at the time of purchase as shown in the following table.
Your Investment	As a % of Offering Price	As a % of Your Investment*	Dealer Compensation as a % of Offering Price

Less than $25,000	5.25%	5.54%	5.00%

$25,000 but less than $50,000	4.75%	4.99%	4.50%

$50,000 but less than $100,000	4.00%	4.17%	3.75%

$100,000 but less than $250,000	3.00%	3.09%	2.75%

$250,000 but less than $1,000,000	2.00%	2.04%	1.80%

$1,000,000 and over**	0.00%	0.00%	0.00%

*	Rounded to the nearest one-hundredth percent.
**	If you invest $1,000,000 or more in Class I or Class A shares of a Fund, you may not pay an initial sales charge. In that case, the Investment Adviser compensates the selling dealer or other financial intermediary from its own funds. If you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I and Class A shares by certain employer-sponsored retirement or savings plans.

No initial sales charge applies to Class I or Class A shares that you buy through reinvestment of dividends.

A reduced or waived sales charge on a purchase of Class I or Class A shares may apply for:
•	Purchases under a Right of Accumulation or Letter of Intent
•	TMASM Managed Trusts
•	Certain Merrill Lynch investment or central asset accounts
•	Certain employer-sponsored retirement or savings plans
•	Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances

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[ICON] Your Account
•	Certain investors, including directors or trustees of Merrill Lynch mutual funds and Merrill Lynch employees
•	Certain fee-based programs of Merrill Lynch and other financial intermediaries that have agreements with the Distributor or its affiliates

Only certain investors are eligible to buy Class I shares. Your Merrill Lynch Financial Advisor can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares of a Fund under the initial sales charge alternative and you are eligible to buy both Class I and Class A shares, you should buy Class I shares since Class A shares are subject to a 0.25% account maintenance fee, while Class I shares are not.

If you redeem Class I or Class A shares of a Fund and within 30 days buy new shares of the same class of the same Fund, you will not pay a sales charge on the new purchase amount. The amount eligible for this “Reinstatement Privilege” may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Advisor, selected securities dealer, or other financial intermediary or contact the Funds’ transfer agent at 1-800-MER-FUND.

Class B and Class C Shares — Deferred Sales Charge Options

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase, or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under distribution plans that each Fund has adopted under Rule 12b-1 under the Investment Company Act of 1940. Because these fees are paid out of each Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

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Class B Shares

If you redeem Class B shares of a Fund within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:
Year Since Purchase	Sales Charge*

0 – 1	4.00%

1 – 2	4.00%

2 – 3	3.00%

3 – 4	3.00%

4 – 5	2.00%

5 – 6	1.00%

6 and thereafter	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Merrill Lynch funds may not all have identical deferred sales charge schedules. If you exchange your shares for shares of another Merrill Lynch fund, the higher charge will apply.

The deferred sales charge relating to Class B shares may be reduced or waived in certain circumstances, such as:
•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old
•	Redemption by certain eligible 401(a) and 401(k) plans, certain related accounts and certain retirement plan rollovers
•	Redemption in connection with participation in certain fee-based programs of Merrill Lynch or other financial intermediaries that have agreements with the Distributor or its affiliates or in connection with involuntary termination of an account in which Fund shares are held
•	Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate

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[ICON] Your Account

•	Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established

Your Class B shares convert automatically into Class A shares of the same Fund approximately eight years after purchase. Any Class B shares received through reinvestment of dividends paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for Federal income tax purposes.

Different conversion schedules may apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares of a Fund in an exchange from another fund with a shorter conversion schedule, the Fund’s eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund’s conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Class C Shares

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends. The deferred sales charge relative to Class C shares may be reduced or waived in connection with certain involuntary termination of an account in which Fund shares are held, withdrawals through the Merrill Lynch Systematic Withdrawal Plan, and redemption of Class C shares by certain retirement plans.

Class C shares do not offer a conversion privilege.

46	MERRILL LYNCH STRATEGY SERIES, INC.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The chart on the following pages summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch, a selected securities dealer, broker, investment adviser, service provider or other financial intermediary. You may also buy, sell, transfer or exchange shares through the transfer agent. To learn more about buying, selling, transferring or exchanging shares through the transfer agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor or other financial intermediary may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

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[ICON] Your Account

If You Want To	Your Choices	Information Important for You to Know

Buy Shares	First, select the share class appropriate for you	Please refer to the Merrill Lynch Select PricingSM System table on page 42. Be sure to read this Prospectus carefully.

Next, determine the amount of your investment

The minimum initial investment for a Fund is $1,000 for all accounts except:
   •  $250 for certain Merrill Lynch fee-based programs
   •  $100 for retirement plans
(The minimums for initial investments may be waived or reduced under certain circumstances.)

Have your Merrill Lynch Financial Advisor, selected securities dealer, or other financial intermediary submit your purchase order

The price of your shares is based on the next calculation of net asset value after your order is placed. Any purchase orders placed prior to the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders received after that time will be priced at the net asset value determined on the next business day. A Fund may reject any order to buy shares and may suspend the sale of shares at any time. Selected security dealers or other financial intermediaries, including Merrill Lynch, may charge a processing fee to confirm a purchase. Merrill Lynch currently charges a fee of $5.35.

Or contact the Transfer Agent

To purchase shares directly, call the Transfer Agent at 1-800-MER-FUND and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this Prospectus.

Add to Your Investment	Purchase additional shares

The minimum investment for additional purchases is generally $50 except that retirement plans have a minimum additional purchase of $1 and certain programs, such as automatic investment plans, may have higher minimums. (The minimums for additional purchases may be waived under certain circumstances.)

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge.

	Participate in the automatic investment plan	You may invest a specific amount on a periodic basis through certain Merrill Lynch investment or central asset accounts.

Transfer Shares to another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary

You may transfer your Fund shares only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these shares must be coordinated by the receiving firm.

48	MERRILL LYNCH STRATEGY SERIES, INC.

If You Want To	Your Choices	Information Important for You to Know

Transfer Shares to another Securities Dealer or Other Financial Intermediary (continued)	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the Transfer Agent; or • Sell your shares, paying any applicable deferred sales charges.

Sell Your Shares	Have your Merrill Lynch Financial Advisor, selected securities dealer, or other financial intermediary submit your sales order

The price of your shares is based on the next calculation of net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your dealer or other financial intermediary prior to that day’s close of business on the New York Stock Exchange (generally at 4:00 p.m. Eastern time).

Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Securities dealers or other financial intermediaries, including Merrill Lynch, may charge a fee to process a redemption of shares. Merrill Lynch currently charges a fee of $5.35. No processing fee is charged if you redeem shares directly through the Transfer Agent.

A Fund may reject an order to sell shares under certain circumstances.

Sell through the Transfer Agent

You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter. A signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. The Transfer Agent will normally mail redemption proceeds within seven days following receipt of a properly completed request. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed ten days.

You may also sell shares at the Transfer Agent by telephone request if the amount being sold is less than $50,000 and if certain other conditions are met. Contact the Transfer Agent at 1-800-MER-FUND for details.

MERRILL LYNCH STRATEGY SERIES, INC.	49

[ICON] Your Account

If You Want To	Your Choices	Information Important for You to Know

Sell Shares Systematically	Participate in a Fund’s Systematic Withdrawal Plan

You can choose to receive systematic payments from a Fund account either by check or through direct deposit to your bank account on a monthly or quarterly basis. If you hold your Fund shares in a Merrill Lynch CMA® or Retirement Account, you can arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method, you must have dividends automatically reinvested. For Class B and Class C shares, your total annual withdrawals cannot be more than 10% per year of the value of your shares at the time the Plan is established. The deferred sales charge is waived for systematic redemptions. Ask your Merrill Lynch Financial Advisor or other financial intermediary for details.

Exchange Your Shares	Select the fund into which you want to exchange. Be sure to read that fund’s prospectus.

You can exchange your shares of a Fund for shares of many other Merrill Lynch mutual funds. You must have held the shares used in the exchange for at least 15 calendar days before you can exchange to another fund. Each class of a Fund’s shares is generally exchangeable for shares of the same class of another fund. If you own Class I shares and wish to exchange into a fund in which you have no Class I shares (and you are not eligible to buy Class I Shares), you will exchange into Class A shares.

Some of the Merrill Lynch mutual funds impose a different initial or deferred sales charge schedule. If you exchange Class I or Class A shares for shares of a fund with a higher initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you exchange Class B shares for shares of a fund with a different deferred sales charge schedule, the higher schedule will generally apply. The time you hold Class B or Class C shares in both funds will count when determining your holding period for calculating a deferred sales charge at redemption. If you exchange Class I or Class A shares for money market funds, you will receive Class A shares of Summit Cash Reserves Fund. Class B or Class C shares of a Fund will be exchanged for Class B shares of Summit Cash Reserves Fund.

To exercise the exchange privilege, contact your Merrill Lynch Financial Advisor or other financial intermediary or call the Transfer Agent at 1-800-MER-FUND.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

Each Fund reserves the right to reject any purchase order, including exchanges. Short-term or excessive trading into and out of a Fund, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a Fund may reject purchase orders, including exchanges, from market timers or investors that Fund management has determined are short-term or excessive or that will be disruptive to the Fund. For these purposes, Fund management may consider an investor’s trading history in a Fund or other Merrill Lynch funds, and accounts under common ownership or control.

50	MERRILL LYNCH STRATEGY SERIES, INC.

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, dividend by the number of shares outstanding.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. Each Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, as of the close of business on the Exchange, based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. If events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the New York Stock Exchange, those securities may be valued at their fair value. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by a Fund may trade on weekends or other days when the Master International Index Series does not price its shares. As a result, the Master International Index Series’ net asset value may change on days when a Fund will not be able to purchase or redeem the Underlying Index Fund’s shares.

The Funds may accept orders from certain authorized financial intermediaries or their designees. Each Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the financial intermediary could be held liable for any losses.

Generally, Class I shares will have the highest net asset value, because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares because Class B and Class C shares have distribution fees and higher transfer agency fees. Also, dividends paid on Class I and Class A shares will generally be higher than dividends paid on Class B and Class C shares because Class I and Class A shares have lower expenses.

MERRILL LYNCH STRATEGY SERIES, INC.	51

[ICON] Your Account

Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

PARTICIPATION IN FEE-BASED PROGRAMS

If you participate in certain fee-based programs offered by Merrill Lynch or other financial intermediaries, you may be able to buy Class I shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary.

DIVIDENDS AND TAXES

Each Fund will distribute net investment income and net realized capital gains, if any, at least annually. The Funds may also pay a special distribution at or about the end of the calendar year to comply with Federal tax requirements. If you would like to receive dividends in cash, contact your Merrill Lynch Financial Advisor, selected securities dealer, other financial intermediary or the Transfer Agent. Although this cannot be predicted with any certainty, each Fund anticipates that the majority of its dividends, if any, will consist of capital gains. Capital gains may be taxable to you at different rates depending, in part, on how long a Fund held the assets sold.

52	MERRILL LYNCH STRATEGY SERIES, INC.

“BUYING A DIVIDEND”

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

You will pay tax on dividends from a Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Capital gains dividends are generally taxed at different rates than ordinary income dividends.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of the excess of net short term capital gains over net long term capital losses) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. You may be able to claim a credit or take a deduction for foreign taxes paid by a Fund if certain requirements are met.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal income tax laws of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

ELECTRONIC DELIVERY

The Funds are now offering electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access the website http://www.icsdelivery.com/live/ and follow the instructions. When you visit the site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

MERRILL LYNCH STRATEGY SERIES, INC.	53

Management of the Fund [ICON]

FUND ASSET MANAGEMENT

The Investment Adviser manages the Funds’ investments under the overall supervision of the Board of Directors of the Funds. The Investment Adviser’s responsibilities include determining changes to (a) the Underlying Funds in which the Funds may invest; (b) the percentage of assets of each Fund invested in an Underlying Fund; and (c) the target strategic allocation and allocation range of assets of any Fund that may be invested in the equity market segment and fixed-income segment. The Investment Adviser is responsible for making all investment decisions for the Funds. The Investment Adviser or its affiliates also serves as investment adviser to each Underlying Fund.

The Investment Adviser receives a fee at the annual rate of 0.15% of each Fund’s average daily net assets for asset allocation services.

The Investment Adviser also provides administrative services to the Funds. As compensation for these services, the Investment Adviser receives an administrative fee equal to 0.35% of each Fund’s average daily net assets.

Fund Asset Management, L.P., was organized as an Investment Adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Investment Adviser and its affiliates manage portfolios with approximately $442 billion in assets (as of March 2003) for individuals and institutions seeking investments worldwide. This amount includes assets managed for affiliates.

In addition, each Fund, as a shareholder of the Underlying Funds, will indirectly bear a proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds. Because of this, the expenses associated with investing in this type of Fund are generally higher than those for mutual funds that do not invest primarily in other Underlying Funds. The following chart shows the contractual management fees payable to the Investment Adviser and its affiliates by the Underlying Funds. Some of these rates may be lower due to voluntary fee waivers by the Investment Adviser of the Underlying Fund. In addition, the chart shows the annual fund operating expenses for the fiscal period ended December 31, 2002 of each Underlying Fund in which the Funds invest, after applicable fee waivers, if any.

54	MERRILL LYNCH STRATEGY SERIES, INC.

Underlying Fund	Actual Current Fee Rate	Annual Fund Operating Expenses

Master Large Cap Growth Portfolio	0.50%	0.67%

Master Large Cap Value Portfolio	0.50%	0.60%

Master S&P 500 Index Series(a)	0.005%	0.04%

Master Mid Cap Index Series	0.01%	0.08%

Master Small Cap Index Series(a)	0.01%	0.08%

Master International Index Series	0.01%	0.08%

Master Aggregate Bond Index Series(a)	0.01%	0.08%

(a)	These amounts reflect contractual arrangements with the Investment Adviser, which provide that the management fee for the Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series, when combined with administrative fees of certain funds that invest in the Series, will not exceed specific amounts. Absent these contractual arrangements, the Investment Adviser of each of Master S&P 500 Index Series, Master Small Cap Index Series and Master Aggregate Bond Index Series would receive a fee of 0.05%, 0.08% and 0.06%, respectively.

MERRILL LYNCH STRATEGY SERIES, INC.	55

[ICON] Management of the Fund

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Funds’ performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements is included in the Merrill Lynch Strategy Series, Inc.’s Annual Report, which is available upon request.
	Merrill Lynch Strategy Growth and Income Fund

	Class A (1)				Class B

Increase (Decrease) in	For the Year Ended December 31,		For the Period June 2, 2000†		For the Year Ended December 31,		For the Period June 2, 2000†
Net Asset Value:	2002	2001	to December 31, 2000		2002	2001	to December 31, 2000

Per Share Operating Performance:

Net asset value, beginning of period	$8.71	$9.33	$10.00		$8.69	$9.32	$10.00

Investment income — net	.16 ***	.21 ***	.10		.10 ***	.11 ***	.07

Realized and unrealized loss on investments — net	(.96)	(.68)	(.67)		(.97)	(.64)	(.68)

Total from investment operations	(.80)	(.47)	(.57)		(.87)	(.53)	(.61)

Less dividends:
Investment income — net	(.31)	(.15)	(.10)		(.24)	(.10)	(.07)
In excess of investment income — net	—	—	—	##	—	—	—	##

Total dividends	(.31)	(.15)	(.10)		(.24)	(.10)	(.07)

Net asset value, end of period	$7.60	$8.71	$9.33		$7.58	$8.69	$9.32

Total Investment Return:**

Based on net asset value per share	(9.20%)	(5.03)%	(5.64	)%††	(9.98%)	(5.70)%	(6.05	)%††

Ratios to Average Net Assets:

Expenses, net of reimbursement#	1.13%	.55%	.57	%*	1.91%	1.31%	1.33	%*

Expenses#	1.26%	1.06%	2.19	%*	2.03%	1.83%	2.95	%*

Investment income — net	1.99%	2.29%	2.68	%*	1.28%	1.33%	1.81	%*

Supplemental Data:

Net assets, end of period (in thousands)	$1,042	$1,519	$1,476		$10,637	$13,781	$8,221

Portfolio turnover	86.13%	41.29%	21.61%		86.13%	41.29%	21.61%

(1)	Prior to April 14, 2003, Class A shares were designated Class D.
*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of December 31, 2002, the expense ratios of the Underlying Funds ranged from .04% to .08% as of their most recent periods ended. As of December 31, 2001, and December 31, 2000, this range was 1.21% to 1.72% and 1.36% to 1.75%, respectively. The impact of the Underlying Funds’ expense ratios can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $.01 per share.

56	MERRILL LYNCH STRATEGY SERIES, INC.

FINANCIAL HIGHLIGHTS (continued)
	Merrill Lynch Strategy Growth and Income Fund

	Class C				Class I (1)

Increase (Decrease) in	For the Year Ended December 31,		For the Period June 2, 2000†		For the Year Ended December 31,		For the Period June 2, 2000†
Net Asset Value:	2002	2001	to December 31, 2000		2002	2001	to December 31, 2000

Per Share Operating Performance:

Net asset value, beginning of period	$8.68	$9.30	$10.00		$8.72	$9.33	$10.00

Investment income — net	.10 ***	.12 ***	.07		.16 ***	.20 ***	.11

Realized and unrealized loss on investments — net	(.96)	(.65)	(.70)		(.96)	(.64)	(.67)

Total from investment operations	(.86)	(.53)	(.63)		(.80)	(.44)	(.56)

Less dividends:
Investment income — net	(.25)	(.09)	(.07)		(.33)	(.17)	(.11)
In excess of investment income — net	—	—	—	##	—	—	—	##

Total dividends	(.25)	(.09)	(.07)		(.33)	(.17)	(.11)

Net asset value, end of period	$7.57	$8.68	$9.30		$7.59	$8.72	$9.33

Total Investment Return:**

Based on net asset value per share	(9.97%)	(5.68)%	(6.26	)%††	(9.04%)	(4.68)%	(5.54	)%††

Ratios to Average Net Assets:

Expenses, net of reimbursement#	1.91%	1.31%	1.33	%*	.79%	.30%	.32	%*

Expenses#	2.04%	1.82%	2.92	%*	.94%	.81%	1.92	%*

Investment income — net	1.27%	1.35%	1.74	%*	2.00%	2.17%	2.97	%*

Supplemental Data:

Net assets, end of period (in thousands)	$17,000	$21,731	$15,376		$9,775	$61,401	$1,379

Portfolio turnover	86.13%	41.29%	21.61%		86.13%	41.29%	21.61%

(1)	Prior to April 14, 2003, Class I shares were designated Class A.
*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of December 31, 2002, the expense ratios of the Underlying Funds ranged from .04% to .08% as of their most recent periods ended. As of December 31, 2001, and December 31, 2000, this range was 1.21% to 1.72% and 1.36% to 1.75%, respectively. The impact of the Underlying Funds’ expense ratios can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $.01 per share.

MERRILL LYNCH STRATEGY SERIES, INC.	57

[ICON] Management of the Fund

FINANCIAL HIGHLIGHTS (continued)
	Merrill Lynch Strategy Long-Term Growth Fund

	Class A (1)				Class B

Increase (Decrease) in	For the Year Ended December 31,		For the Period June 2, 2000†		For the Year Ended December 31,		For the Period June 2, 2000†
Net Asset Value:	2002	2001	to December 31, 2000		2002	2001	to December 31, 2000

Per Share Operating Performance:

Net asset value, beginning of period	$8.19	$9.03	$10.00		$8.17	$9.02	$10.00

Investment income — net	.08 ***	.11 ***	.07		.02 ***	.04 ***	.04

Realized and unrealized loss on investments — net	(1.37)	(.90)	(.98)		(1.35)	(.89)	(.99)

Total from investment operations	(1.29)	(.79)	(.91)		(1.33)	(.85)	(.95)

Less dividends from investment income — net	(.08)	(.05)	(.06)		(.02)	— ##	(.03)

Net asset value, end of period	$6.82	$8.19	$9.03		$6.82	$8.17	$9.02

Based on net asset value per share	(15.71%)	(8.71)%	(9.07	)%††	(16.34%)	(9.42)%	(9.53	)%††

Ratios to Average Net Assets:

Expenses, net of reimbursement#	1.07%	.33%	.35	%*	1.83%	1.09%	1.10	%*

Expenses#	1.28%	1.15%	1.97	%*	2.04%	1.92%	2.73	%*

Investment income — net	1.04%	1.36%	1.46	%*	.24%	.51%	.72	%*

Supplemental Data:

Net assets, end of period (in thousands)	$814	$1,275	$1,545		$9,341	$14,015	$11,547

Portfolio turnover	96.44%	50.96%	23.01%		96.44%	50.96%	23.01%

(1)	Prior to April 14, 2003, Class A shares were designated Class D.
*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of December 31, 2002, the expense ratios of the Underlying Funds ranged from .04% to .08% as of their most recent periods ended. As of December 31, 2001, and December 31, 2000, this range was 1.21% to 1.72% and 1.36% to 1.75%, respectively. The impact of the Underlying Funds’ expense ratios can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $.01 per share.

MERRILL LYNCH STRATEGY SERIES, INC.	58

FINANCIAL HIGHLIGHTS (continued)
	Merrill Lynch Strategy Long-Term Growth Fund

	Class C				Class I (1)

Increase (Decrease) in	For the Year Ended December 31,		For the Period June 2, 2000†		For the Year Ended December 31,		For the Period June 2, 2000†
Net Asset Value:	2002	2001	to December 31, 2000		2002	2001	to December 31, 2000

Per Share Operating Performance:

Net asset value, beginning of period	$8.16	$9.02	$10.00		$8.18	$9.03	$10.00

Investment income — net	.02 ***	.04 ***	.03		.10 ***	.07 ***	.06

Realized and unrealized loss on investments — net	(1.35)	(.90)	(.98)		(1.37)	(.84)	(.96)

Total from investment operations	(1.33)	(.86)	(.95)		(1.27)	(.77)	(.90)

Less dividends from investment income — net	(.02)	— ##	(.03)		(.10)	(.08)	(.07)

Net asset value, end of period	$6.81	$8.16	$9.02		$6.81	$8.18	$9.03

Based on net asset value per share	(16.26%)	(9.50)%	(9.48	)%††	(15.59%)	(8.57)%	(8.94	)%††

Ratios to Average Net Assets:

Expenses, net of reimbursement#	1.86%	1.10%	1.10	%*	.83%	.08%	.09	%*

Expenses#	2.05%	1.92%	2.72	%*	1.03%	.93%	1.71	%*

Investment income — net	.29%	.44%	.64	%*	1.28%	.93%	1.71	%*

Supplemental Data:

Net assets, end of period (in thousands)	$18,852	$24,421	$15,764		$31,452	$42,512	$2,538

Portfolio turnover	96.44%	50.96%	23.01%		96.44%	50.96%	23.01%

(1)	Prior to April 14, 2003, Class I shares were designated Class A.
*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of December 31, 2002, the expense ratios of the Underlying Funds ranged from .04% to .08% as of their most recent periods ended. As of December 31, 2001, and December 31, 2000, this range was 1.21% to 1.72% and 1.36% to 1.75%, respectively. The impact of the Underlying Funds’ expense ratios can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $.01 per share.

MERRILL LYNCH STRATEGY SERIES, INC.	59

[ICON] Management of the Fund

FINANCIAL HIGHLIGHTS (continued)
	Merrill Lynch Strategy All-Equity Fund

	Class A (1)						Class B

Increase (Decrease) in	For the Year Ended December 31,				For the Period June 2, 2000†		For the Year Ended December 31,				For the Period June 2, 2000†
Net Asset Value:	2002		2001		to December 31, 2000		2002		2001		to December 31, 2000

Per Share Operating Performance:

Net asset value, beginning of period	$7.68		$8.81		$10.00		$7.58		$8.77		$10.00

Investment income (loss) — net	—	***##	—	***##	.01		(.05	)***	(.07	)***	(.02)

Realized and unrealized loss on investments — net	(1.71)		(1.13)		(1.20)		(1.68)		(1.12)		(1.21)

Total from investment operations	(1.71)		(1.13)		(1.19)		(1.73)		(1.19)		(1.23)

Net asset value, end of period	$5.97		$7.68		$8.81		$5.85		$7.58		$8.77

Based on net asset value per share	(22.27%)		(12.83)%		(11.90	)%††	(22.82%)		(13.57)%		(12.30	)%††

Ratios to Average Net Assets:

Expenses, net of reimbursement#	1.11%		.23%		.24	%*	1.93%		1.00%		1.00	%*

Expenses#	1.42%		1.28%		1.50	%*	2.21%		2.04%		2.25	%*

Investment income (loss) — net	.01%		(.05)%		.35	%*	(.73%)		(.83)%		(.42	)%*

Supplemental Data:

Net assets, end of period (in thousands)	$805		$1,668		$3,860		$14,067		$22,676		$24,148

Portfolio turnover	118.72%		49.26%		46.57%		118.72%		49.26%		46.57%

(1)	Prior to April 14, 2003, Class A shares were designated Class D.
*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of December 31, 2002, the expense ratios of the Underlying Funds ranged from .04% to .08% as of their most recent periods ended. As of December 31, 2001, and December 31, 2000, this range was 1.21% to 1.72% and 1.36% to 1.75%, respectively. The impact of the Underlying Funds’ expense ratios can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $.01 per share.

60	MERRILL LYNCH STRATEGY SERIES, INC.

FINANCIAL HIGHLIGHTS (concluded)
	Merrill Lynch Strategy All-Equity Fund

	Class C						Class I (1)

Increase (Decrease) in	For the Year Ended December 31,				For the Period June 2, 2000†		For the Year Ended December 31,		For the Period June 2, 2000†
Net Asset Value:	2002		2001		to December 31, 2000		2002	2001	to December 31, 2000

Per Share Operating Performance:

Net asset value, beginning of period	$7.58		$8.77		$10.00		$7.70	$8.82	$10.00

Investment income (loss) — net	(.05	)***	(.07	)***	(.02)		.02 ***	.01 ***	.02

Realized and unrealized loss on investments — net	(1.68)		(1.12)		(1.21)		(1.72)	(1.13)	(1.20)

Total from investment operations	(1.73)		(1.19)		(1.23)		(1.70)	(1.12)	(1.18)

Net asset value, end of period	$5.85		$7.58		$8.77		$6.00	$7.70	$8.82

Based on net asset value per share	(22.82%)		(13.57)%		(12.30	)%††	(21.88%)	(12.70)%	(11.80	)%††

Ratios to Average Net Assets:

Expenses, net of reimbursement#	1.95%		1.01%		1.00	%*	.93%	.00%	.00	%*

Expenses#	2.23%		2.05%		2.26	%*	1.20%	1.01%	1.26	%*

Investment income (loss) — net	(.73%)		(.84)%		(.44	)%*	.32%	.18%	.53	%*

Supplemental Data:

Net assets, end of period (in thousands)	$18,327		$28,625		$26,943		$11,135	$16,057	$5,406

Portfolio turnover	118.72%		49.26%		46.57%		118.72%	49.26%	46.57%

(1)	Prior to April 14, 2003, Class I shares were designated Class A.
*	Annualized.
**	Total investment returns exclude the effects of sales charges.
***	Based on average shares outstanding.
†	Commencement of operations.
††	Aggregate total investment return.
#	Amounts do not include expenses of the Underlying Funds. As of December 31, 2002, the expense ratios of the Underlying Funds ranged from .04% to .08% as of their most recent periods ended. As of December 31, 2001, and December 31, 2000, this range was 1.21% to 1.72% and 1.36% to 1.75%, respectively. The impact of the Underlying Funds’ expense ratios can vary according to changes in the Underlying Funds’ expenses and the investment weighting the Fund has in the Underlying Funds.
##	Amount is less than $.01 per share.

MERRILL LYNCH STRATEGY SERIES, INC.	61

[This page intentionally left blank]

MERRILL LYNCH STRATEGY SERIES, INC.

[1]	POTENTIAL INVESTORS Open an account (two options).	[2]
MERRILL LYNCH FINANCIAL ADVISOR OR SECURITIES DEALER Advises shareholders on their Fund investments.

TRANSFER AGENT

Financial Data Services, Inc.

ADMINISTRATIVE OFFICES
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

MAILING ADDRESS
P.O. Box 45289
Jacksonville, Florida 32232-5289
1-800-221-7210

Performs recordkeeping and reporting services.

DISTRIBUTOR FAM Distributors, Inc. P.O. Box 9081 Princeton, New Jersey 08543-9081 Arranges for the sale of Fund shares.
COUNSEL Shearman & Sterling 599 Lexington Avenue New York, New York 10022 Provides legal advice to the Fund.	THE FUND The Board of Directors oversees the Fund.	CUSTODIAN JP Morgan Chase Bank 4 Chase MetroTech 18th Floor Brooklyn, NY 11245 Holds the Fund’s assets for safekeeping.

INDEPENDENT AUDITORS Deloitte & Touche LLP 750 College Road East Princeton, New Jersey 08540 Audits the financial statements of the Fund.	ACCOUNTING SERVICES PROVIDER State Street Bank and Trust Company 500 College Road East Princeton, New Jersey 08540 Provides certain accounting services to the Fund.	INVESTMENT ADVISER
AND ADMINISTRATOR

Fund Asset Management, L.P.

ADMINISTRATIVE OFFICES
800 Scudders Mill Road
Plainsboro, New Jersey 08536

MAILING ADDRESS
P.O. Box 9011
Princeton, New Jersey 08543-9011

TELEPHONE NUMBER
1-800-MER-FUND

Manages the Fund’s
day-to-day activities and
provides administrative services to the Fund.

MERRILL LYNCH STRATEGY SERIES, INC.

For More Information [ICON]

Shareholder Reports

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual reports. In the Funds’ Annual Report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. You may obtain these reports at no cost by calling 1-800-MER-FUND.

Each Fund will send you one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor or other financial intermediary or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor, other financial intermediary, or call the Transfer Agent at 1-800-MER-FUND.

Statement of Additional Information

The Funds’ Statement of Additional Information contains further information about the Funds and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing or calling the Funds at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Advisor, other financial intermediary, or contact the Funds at the telephone number or address indicated above, if you have any questions.

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from the information in this prospectus.

Investment Company Act File #811-09617. CODE #19090-0403F © Fund Asset Management, L.P.

[LOGO] Merrill Lynch Investment Managers

Prospectus

April 25, 2003

Merrill Lynch Strategy Series, Inc.

Merrill Lynch Strategy Growth and Income Fund

Merrill Lynch Strategy Long-Term Growth Fund

Merrill Lynch Strategy All-Equity Fund

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

www.mlim.ml.com

MERRILL LYNCH STRATEGY SERIES, INC. Merrill Lynch Strategy Growth and Income Fund Merrill Lynch Strategy Long-Term Growth Fund Merrill Lynch Strategy All-Equity Fund

AMENDMENT DATED OCTOBER 1, 2003 TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 25, 2003

The section entitled “Management of the Fund — Management and Advisory Arrangements” beginning on p. 26 is amended as follows: the final two paragraphs on p. 27 are deleted and replaced with the following:

In connection with its consideration of the Management Agreement, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Funds by the Investment Adviser under the Management Agreement, as well as other services provided by the Investment Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Investment Adviser and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds. The Board also considered the Investment Adviser’s costs of providing services, and the direct and indirect benefits to the Investment Adviser from its relationship with the Funds. The benefits considered by the Board included not only the Investment Adviser’s compensation for investment advisory services under the Management Agreement, but also the Fund’s profitability to the Investment Adviser and the compensation paid to the Investment Adviser or its affiliates for other, non-advisory, services provided to the Funds. The Directors also considered the Investment Adviser’s access to research services from brokers to which the Investment Adviser may have allocated Fund brokerage in a “soft dollar” arrangement.

The Board also compared each Fund’s management fee rate, expense ratios and historical performance to those of comparable funds. The Board considered the specific requirements of managing a fund of funds portfolio, including the need to assess the portfolio securities held by the Underlying Funds and those Funds’ portfolio allocations. The Board also took into consideration the Investment Adviser’s voluntary waiver of a portion of its management fee with respect to each Fund. In addition, the Board determined that the Funds’ historical performance compared well with that of other, comparable funds. The Board also considered the services provided by and the compensation paid to the Fund’s administrator and compared the administration fee to that of comparable funds. Based on this review and their discussions, the Board determined that the Funds’ management fee rates, expense ratios and performance were comparable to those of similar fund of funds products. The Board, including a majority of the non-interested Directors, also concluded that the management rate was reasonable in relation to the services provided. The Board considered whether there should be changes in the management fee rate or structure in order to enable the Funds to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Funds’ assets and concluded that no such changes were currently needed. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Strategy Growth and Income Fund Merrill Lynch Strategy Long-Term Growth Fund Merrill Lynch Strategy All-Equity Fund of Merrill Lynch Strategy Series, Inc.

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (800) 637-3863

Merrill Lynch Strategy Growth and Income Fund, Merrill Lynch Strategy Long-Term Growth Fund and Merrill Lynch Strategy All-Equity Fund (each a “Fund,” and collectively the “Funds” or the “Upper Tier Funds”) are each separate non-diversified series of Merrill Lynch Strategy Series, Inc. (the “Corporation”), an open-end investment company (commonly known as a mutual fund). The investment objective of the Merrill Lynch Strategy Growth and Income Fund is to provide high total return with reduced risk over the long term. The investment objective of the Merrill Lynch Strategy Long-Term Growth Fund and Merrill Lynch Strategy All-Equity Fund is to provide long term capital growth. Each Fund seeks to achieve its respective investment objective by investing in a mix of underlying funds (the “Underlying Funds”) managed or distributed by Fund Asset Management, L.P. (the “Investment Adviser” or “FAM”) or one of its affiliates. In addition, each Fund also may invest some of its assets directly in individual securities and other financial instruments, such as derivative instruments. There can be no assurance that the Funds’ investment objectives will be achieved. For more information on the Funds’ investment objectives and policies, see “Investment Objectives and Policies.”

Pursuant to the Merrill Lynch Select PricingSM System, each Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See “Purchase of Shares.”

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Corporation, dated April 25, 2003 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-MER-FUND or your Merrill Lynch Financial Advisor or by writing to the Funds at the above address. The Prospectus is incorporated by reference to this Statement of Additional Information, and this Statement of Additional Information has been incorporated by reference to the Prospectus. The Funds’ audited financial statements are incorporated in this Statement of Additional Information by reference to its 2002 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

Fund Asset Management, L.P. — Investment Adviser FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is April 25, 2003.

INVESTMENT OBJECTIVES AND POLICIES

Each Fund is a separately managed, non-diversified mutual fund with its own investment objective and policies. Each Fund has been constructed as a “fund of funds,” which means that it seeks to achieve its investment objective primarily through investments in a combination of Underlying Funds. In addition, each Fund may also invest some of its assets directly in individual securities and other financial instruments, such as derivative instruments.

Fund	Investment Objective
Merrill Lynch Strategy Growth and Income Fund	to provide high total return with reduced risk over the long term
Merrill Lynch Strategy Long-Term Growth Fund	to provide long term capital growth
Merrill Lynch Strategy All-Equity Fund	to provide long term capital growth

The investment objective of each Fund is a fundamental policy and may not be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. However, the Board of Directors of the Corporation (the “Directors”) may change, without shareholder approval, the particular Underlying Funds in which each Fund may invest, the percentage of each Fund’s assets to be invested in each Underlying Fund and the target strategic allocation and allocation ranges between the equity market segment and the fixed-income segment.

The equity portion of each Fund is invested in the Master Large Cap Growth Portfolio, Master Large Cap Value Portfolio, Master S&P 500 Index Series, Master Mid Cap Index Series, Master Small Cap Index Series and Master International Index Series. The fixed-income portion of each Fund is invested in the Master Aggregate Bond Index Series.

Five of the Underlying Funds are “index” funds, which employ a “passive” management approach (the “Underlying Index Funds”). They invest in a portfolio of assets whose performance is expected to match approximately the performance of a particular index. Each of the other two Underlying Funds (the “Underlying Large Cap Funds”) generally invests at least 80% of its net assets in equity securities of companies that are, at the time of purchase, included in the Russell 1000® Index. For this purpose, net assets include any borrowings for investment purposes. Each Underlying Large Cap Fund may continue to hold a security after it has been removed from the Russell 1000® Index. For each Underlying Large Cap Fund, its investment adviser uses a different proprietary multi-factor quantitative model to look for companies within the Russell 1000® Index that, in the investment adviser’s opinion, are consistent with the investment objective of each Underlying Large Cap Fund, as follows:

•	The Master Large Cap Growth Portfolio. This Underlying Large Cap Fund seeks to invest in equity securities that its investment adviser believes have above-average earnings prospects; i.e., are likely to experience consistent earnings growth over time. In seeking to outperform its benchmark, the Russell 1000® Growth Index, the Underlying Large Cap Fund will allocate its common stock investments among industry sectors in a manner generally comparable to the sector weightings in the Russell 1000® Growth Index, as those sectors are defined in the Standard & Poor’s 500 Composite Stock Index (“S&P 500”). The Underlying Large Cap Fund also anticipates that its individual holdings generally will be allocated so that no individual security held by the Underlying Large Cap Fund is overweighted in the portfolio as compared to its weighting in the Russell 1000® Growth Index by more than 1%, and no security held by the Underlying Large Cap Fund is underweighted as compared to its weighting in the Russell 1000® Growth Index by more than 2%.
•	The Master Large Cap Value Portfolio. This Underlying Large Cap Fund seeks to invest in equity securities that its investment adviser believes are selling at below-normal valuations; i.e., securities with lower price-to-book ratios and lower price-to-earnings ratios. In seeking to outperform its benchmark, the Russell 1000® Value Index, the Underlying Large Cap Fund will allocate its common stock investments among industry sectors in a manner generally comparable to the sector weightings in the Russell 1000® Value Index, as those sectors are defined in the S&P 500. The Underlying Large Cap Fund also anticipates that its individual holdings generally will be allocated so that no individual security is overweighted in the portfolio as compared to its weighting in the Russell 1000® Value Index by more than 1%, and no security is underweighted as compared to its weighting in the Russell 1000® Value Index by more than 2%.

2

Each Underlying Large Cap Fund anticipates that its sector allocations, as a percentage of its common stock investments, to larger capitalized industries generally will be no more than two times that sector’s weighting in the applicable Russell 1000® Index, while its sector allocations to smaller capitalized industries generally will be no more than three times that sector’s weighting in the Russell 1000® Index. “Larger” or “smaller” capitalized industries for this purpose will be determined by the relative size of the sector within the applicable Russell 1000® Index, with any sector representing approximately 10% or more of the index being considered as a “larger” industry. Notwithstanding these sector allocation guidelines, each Underlying Large Cap Fund reserves the right to invest up to 10% of its total assets in any one sector of the applicable Russell 1000® Index; however, the Underlying Large Cap Funds are not limited to investing only 10% of total assets in any one sector if the sector allocations listed above permit a larger allocation. While the investment adviser anticipates that each Underlying Large Cap Fund generally will adhere to the targeted parameters described for each Underlying Large Cap Fund, the implementation may vary in particular cases, and the investment adviser is not required to follow any or all of these parameters in selecting securities at all times. Additionally, the investment adviser is not required to sell securities if their value changes and they then fall outside of these parameters.

Reference is made to “Details About the Funds — How the Funds Invest” in the Prospectus for a discussion of the investment objective and policies of each Fund and the Underlying Funds. There can be no assurance that the investment objectives of the Funds will be realized.

The following description provides additional information regarding the Underlying Funds and the types of investments that the Underlying Funds and the Funds may make.

Other Investment Policies, Practices and Risks

The Funds invest in a mix of Underlying Funds, as well as directly in securities and other financial instruments. Therefore, the Funds are subject to the risks associated with their direct investments, as well as the risks associated with an investment in the Underlying Funds. Accordingly, this section “Other Investment Policies, Practices and Risks” discusses both types of risks, and the term “Investment Adviser” refers to the investment adviser of the Underlying Funds and FAM, and, unless otherwise specified, the term “Fund” refers to the Upper Tier Funds and one or more of the Underlying Funds.

Cash Management. Generally, the Investment Adviser will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Investment Adviser, a portion of the Funds’ assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by Standard and Poor’s Rating Group (“S&P”) or, if unrated, of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Funds invest in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser.

Dollar Rolls. A Fund may enter into dollar rolls, in which a Fund will sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (the same type and coupon) securities on a specified future date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities sold. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities subject to a Fund’s forward purchase commitment may decline below the price of the securities the Fund has sold. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative

3

techniques which can be deemed to involve leverage. A Fund will establish a segregated account with its custodian in which it will maintain liquid securities in an aggregate amount equal to the amount of the forward commitment. A Fund will engage in dollar roll transactions to enhance return and not for the purpose of borrowing. Each dollar roll transaction is accounted for as a sale of a portfolio security and a subsequent purchase of a substantially similar security in the forward market.

Short Sales. In connection with the use of certain instruments based upon or consisting of one or more baskets of securities or instruments, the Investment Adviser may sell a security a Fund does not own, or in an amount greater than the Fund owns (i.e., make short sales). In addition, in the case of the Underlying Index Funds, such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities’ weightings in the target index. Generally, to complete a short sale transaction, a Fund will borrow the security to make delivery to the buyer. A Fund is then obligated to replace the security borrowed. The price at the time of replacement may be more or less than the price at which the security was sold by a Fund. If the price of a security sold short goes up between the time of the short sale and the time a Fund must deliver the security to the lender, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by transaction costs. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. If a Fund makes short sales of securities that increase in value, it may underperform similar mutual funds that do not make short sales of securities they do not own. Until the security is replaced, a Fund is required to pay to the lender any interest which accrues during the period of the loan. To borrow the security, a Fund may be required to pay a premium which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until a Fund replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

Cash Flows; Expenses. The ability of each Fund to satisfy its investment objective depends to some extent on the Investment Adviser’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Investment Adviser will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to achieve its investment objective, e.g. to replicate the total return of the Fund’s target index in the case of the Underlying Index Funds. In the case of the Underlying Index Funds, investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Underlying Index Funds. Finally since each Underlying Index Fund seeks to replicate the total return of its target index, the Investment Adviser generally will not attempt to judge the merits of any particular security as an investment.

Investment in Fixed-Income Securities. Because a Fund may invest in fixed-income securities, the Fund will be subject to the general risks inherent in such securities, primarily interest rate risk, credit risk and prepayment risk.

Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates. As a rule bond prices vary inversely with interest rates. If interest rates rise, bond prices generally decline; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds generally fluctuate more in price than shorter-maturity bonds. To compensate investors for these larger fluctuations, longer-maturity bonds usually offer higher yields than shorter-maturity bonds, other factors, including credit quality, being equal. These basic principles of bond prices also apply to U.S. Government Securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Credit risk is the possibility that an issuer of securities held by a Fund will be unable to make payments of either interest or principal when due or will be perceived to have a diminished capacity to make such payments in the future. The credit risk of a Fund is a function of the diversification and credit quality of its underlying securities.

A Fund may also be exposed to event risk, which includes the possibility that fixed-income securities held by a Fund may suffer a substantial decline in credit quality and market value due to issuer restructurings. Certain restructurings such as mergers, leveraged buyouts, takeovers or similar events, are often financed by a significant

4

expansion of corporate debt. As a result of the added debt burden, the credit quality and market value of a firm’s existing debt securities may decline significantly. Other types of restructurings (such as corporate spinoffs or privatizations of governmental or agency borrowers or the termination of express or implied governmental credit support) may also result in decreased credit quality of a particular issuer.

Prepayment risk is the possibility that the principal of the mortgage loans underlying mortgage-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the mortgage-backed securities held by a Fund may exhibit price characteristics of longer-term debt securities.

Extension risk is the possibility that the principal of the mortgage loans underlying mortgage-backed securities may be repaid more slowly than anticipated. As a general rule, extensions increase during a period of rising interest rates, and decrease during a period of falling interest rates. As a result, during periods of rising interest rates, the average maturity of fixed-income securities held by a Fund may increase, thus increasing the Fund’s exposure to interest rate risk.

Non-Diversification Risk. Each Upper Tier Fund and Underlying Index Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), which means that each such Fund is not limited by the Investment Company Act with respect to the proportion of its assets that it may invest in securities of a single issuer. To the extent that each such Fund assumes large positions in the securities of a small number of issuers, each such Fund’s net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers, and each such Fund may be more susceptible to any single economic or regulatory occurrence than a diversified company. Each of the current Underlying Large Cap Funds, however, is a diversified fund.

Foreign Investment Risks

The U.S. Government has from time to time imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Funds. If such restrictions should be reinstituted, it might become necessary for a Fund to invest all or substantially all of its assets in U.S. securities. In such event, a Fund would review its investment objective and investment policies to determine whether changes are appropriate.

A Fund’s ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of a Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. See “Redemption of Shares.” Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

Risks of Investing in Foreign Securities

Foreign Market Risk. Since a Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may make it difficult for a Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such

5

as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk. Securities in which a Fund invests are usually denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund than investment companies invested only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, a Fund could be liable to that party for any losses incurred.

Sovereign Debt. A Fund may invest in sovereign debt securities issued or guaranteed by foreign government entities. Investment in sovereign debt involves a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of

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the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by the issuer, the Fund may have few or no effective legal remedies for collecting on such debt.

Risks Associated with Portfolio Securities

When Issued and Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis and/or through a forward commitment. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Funds at the time of entering into the transaction. The Funds have not established any limit on the percentage of their assets that may be committed in connection with these transactions. When a Fund purchases securities in these transactions, a Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Funds’ purchase price. A Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

Each Fund may invest in securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or that are subject to trading restrictions under the laws of a foreign jurisdiction (“restricted securities”). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater

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risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

144A Securities. For purposes of this section, the term “Board of Directors” shall be deemed to mean both the Board of Directors of the Funds and the Board of Trustees of the Underlying Funds, as applicable.

Each Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or when the Board of Directors has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Funds’ investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Standby Commitment Agreements. The Funds may enter into standby commitment agreements. These agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will not enter into a standby commitment with a remaining term in excess of 90 days (45 days in the case of the Underlying Large Cap Funds) and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Repurchase Agreements. Each Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government Securities, or an affiliate thereof, or with other entities which the Investment Adviser otherwise deems to be creditworthy. Under a repurchase agreement, the seller agrees, upon entering into the contract with a Fund, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. The price at which the trades are conducted do not reflect accrued interest or dividends on the underlying obligation. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. A Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by a Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate, the rate of return

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to a Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. A Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days together with all other illiquid securities.

Convertible Securities. Convertibles are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Securities Lending. Each Upper Tier Fund and Underlying Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, a Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund and Underlying Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, a Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. A Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. A Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The Funds and Underlying Fund have received an exemptive order from the Commission permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of the Trust as lending agent. See “Portfolio Transactions and Brokerage.”

Warrants. A Fund may invest in warrants, which are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

Borrowing and Leverage. A Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) and may borrow up to an additional 5% of its total assets for temporary purposes. A Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and may purchase securities on margin to the extent permitted by applicable law, and may use borrowing to enable it to meet redemptions. A Fund will not purchase securities while its borrowings exceed 5% of its assets. The Merrill Lynch All-Equity Fund’s target allocation will apply to the Fund’s net assets plus any borrowings for investment purposes, calculated at the time the Fund invests its assets.

The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of a Fund’s shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for a Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost

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of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Investment Adviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Investment Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

A Fund at times may borrow from affiliates of the Investment Adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace. As discussed under “Management of the Funds — Management and Advisory Arrangements,” the fees paid to the Investment Adviser will be calculated on the basis of a Fund’s assets, including proceeds from borrowings.

Securities of Smaller Companies. An investment in smaller capitalization securities involves greater risk than is customarily associated with funds that invest in more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While small cap issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller companies may involve greater risks and thus may be considered speculative. Management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time and, for this reason, any investment in smaller capitalization securities should be considered as a long term investment and not as a vehicle for seeking short term profits.

The small cap securities in which a Fund may invest will often be traded only in the over-the-counter (“OTC”) market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Fund of portfolio securities, to meet redemptions or otherwise, may require the Fund to sell these securities at a discount from market prices or during periods when in management’s judgment such disposition may not be desirable or to make many small sales over a lengthy period of time.

Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small and emerging growth companies requires specialized research and analysis.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Fund may invest in securities of small issuers in the relatively early stages of business development which have a new technology, a unique or proprietary product or service or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Mortgage-Backed Securities. A Fund may invest in mortgage-backed securities. Mortgage-backed securities are “pass-through” securities, meaning the principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, like that of traditional fixed-

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income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield a Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of a Fund. See “Investment in Fixed-Income Securities” and “Illiquid or Restricted Securities” above.

Strategies Involving Options, Futures, Swaps, Indexed Instruments and Foreign Exchange Transactions

A Fund may also invest in derivative instruments that it believes may serve as substitutes for individual securities in an attempt to broadly represent a particular market, market segment or index, as the case may be. The derivative instruments in which a Fund may invest include the purchase and writing of options on securities indices and the writing of covered call options on stocks or derivative instruments correlated with an index or components of the index rather than securities represented in that index. Each Fund will normally invest a substantial portion of its assets in options and futures contracts correlated with an index representing the Fund’s particular market segment or index. A Fund may also utilize options on futures, swaps and other indexed instruments and convertible bonds. Derivatives may be employed as a proxy for a direct investment in securities underlying the relevant index. Options, futures and other derivative instruments may also be employed to gain market exposure quickly in the event of subscriptions, provide liquidity, to invest uncommitted cash balances, for bona fide hedging purposes and in connection with short-term trading opportunities. A Fund may also use derivatives in connection with the investment strategy that seeks to profit from differences in price when the same (or similar) security, currency or commodity is traded in two or more markets.

A Fund may use derivatives for hedging purposes. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund investing in the derivative or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by such Fund, in which case any losses on the holdings being hedged may not be reduced. A Fund is not required to use hedging and may choose not to do so.

In addition, a Fund may engage in futures contracts on foreign currencies in connection with certain foreign security transactions and as an efficient and less costly way of emphasizing or de-emphasizing investment in particular countries represented in its particular market segment.

The Investment Adviser will choose among the foregoing instruments based on its judgment of how best to meet each Fund’s goals. In connection therewith, the Investment Adviser will assess such factors as current and anticipated securities prices, relative liquidity and price levels in the options, futures and swap markets compared to the securities markets, and a Fund’s cash flow and cash management needs.

Indexed Securities

A Fund may invest in securities the potential return of which is based on an index. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. Indexed securities involve credit risk, and certain indexed securities may involve leverage risk and liquidity

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risk. A Fund may invest in indexed securities for bona fide hedging purposes, including anticipatory hedging. When used for hedging purposes, indexed securities involve correlation risk.

A Fund may use derivative instruments and trading strategies including the following:

Options on Securities and Securities Indices

Purchasing Put Options. Each Fund may purchase put options on securities held in its portfolio or on securities or interest rate indices, the performance of which correlates with securities held in its portfolio. When a Fund purchases a put option, in consideration for an upfront payment (the “option premium”) the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the “exercise price”) on or before a specified date (the “expiration date”), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Funds’ risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option’s expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put. Purchasing a put option may involve correlation risk and may also involve liquidity and credit risk.

Writing Call Options. Each Fund may write (i.e., sell) call options on securities held in its portfolio or securities indices, the performance of which correlates with securities held in its portfolio. When a Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or agrees to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index. In the event the party to which a Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, a Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding. Writing a call option may involve correlation risk.

Additional Options on Securities Indices

Purchasing Call Options on Indices. Each Fund may purchase call options on securities indices that are correlated with the types of securities it intends to purchase. When a Fund purchases a call option, in consideration for the option premium the Fund acquires the right to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date. The purchase of a call option may protect the Fund from having to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (a bona fide hedge). In the event a Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium. Purchasing a call option involves correlation risk, and may also involve liquidity and credit risk.

Writing Put Options on Indices. A Fund may also write put options on securities indices. When a Fund writes a put option on an index, in return for an option premium the Fund agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, a Fund will be obligated to make a cash payment reflecting any decline in the index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. A Fund will write a put option on a securities index to hedge against the risks of market-wide stock movements in the securities in which the Fund invests. Writing a put option may involve substantial leverage risk.

Each Fund is also authorized to purchase or sell call or put options in connection with closing out call or put options it has previously purchased or sold.

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Other than with respect to closing transactions, a Fund will only write call or put options that are “covered.” A call or put option will be considered covered if a Fund has segregated assets with respect to such option in the manner described in “Risk Factors in Derivatives” below. A call option will also be considered covered if, as required by the policies stated above, a Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of option on a securities index, securities which substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security.

Types of Options. Each Fund may engage in transactions in options on securities or securities indices on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and seller, but generally do not require the parties to post margin and are subject to greater credit risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Futures

Each Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, a Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the future contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

A Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying asset is a currency or securities or interest rate index) purchased or sold for anticipatory hedging purposes. A Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a “commodity pool” under regulations of the Commodity Futures Trading Commission.

Swaps

The Upper Tier Funds and Underlying Index Funds are authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local laws or is otherwise impractical.

A Fund will enter into an equity swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of the Fund’s net assets. Swap agreements entail the risk that a party will default on its

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payment obligations to a Fund thereunder. The Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its obligations to the counterparty. The Fund, however, will deposit in a segregated account with its custodian, liquid securities or cash or cash equivalents or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement.

Foreign Exchange Transactions

A Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell listed or OTC options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in which its portfolio holdings are denominated against the U.S. dollar. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. A Fund will not attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions

Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions only for purposes of bona fide hedging either a specific transaction or a portfolio position. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution.

Risk Factors in Derivatives

The Funds may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the S&P 500 or the prime lending rate). Derivatives allow each Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to a Fund.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Use of derivatives for hedging purposes involves correlation risk. If the value of the derivative moves more or less than the value of the hedged instruments the Funds will experience a gain or loss which will not be completely offset by movements in the value of the hedged instruments.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses which may exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund’s exposure, on a marked-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss.

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The Funds intend to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or a Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.

Certain derivatives traded in OTC markets, including OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.

Merger Transaction Risk

A Fund may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction. In that circumstance, the Fund would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Fund for the target company’s stock. However, a Fund is subject to the risk that the merger transaction may be canceled, delayed or restructured, in which case the Fund’s holding of the target company’s stock may not result in any profit for the Fund and may lose significant value.

Additional Limitations on the Use of Derivatives

The Funds may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Other Special Considerations. A Fund may, without limit, make short term investments, purchase high quality bonds or buy or sell derivatives to reduce exposure to equity securities when the Fund believes it is advisable to do so (on a temporary defensive basis). Short term investments and temporary defensive positions may limit the potential for growth in the value of shares of each Fund.

Investment in Other Investment Companies. Each Upper Tier Fund and Underlying Fund may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. In accordance with the Investment Company Act, a Fund may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in securities of any investment company. Each Fund has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time. If a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. The restrictions set forth above do not apply to investments by an Upper Tier Fund in one or more Underlying Funds.

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Suitability

The economic benefit of an investment in any Fund depends upon many factors beyond the control of the Fund, the Corporation, the Investment Adviser and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in any Fund will depend on, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Information Concerning the Indices

Russell 1000® Growth Index (Master Large Cap Growth Portfolio)

The Russell 1000® Growth Index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with greater than average growth orientation. The Russell 1000® Index is an index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Russell 1000® Value Index (Master Large Cap Value Portfolio)

The Russell 1000® Value Index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price to book ratio and lower forecasted growth.

Standard and Poor’s 500 Index (Master S&P 500 Index Series)

The S&P 500 is composed of 500 common stocks issued by U.S. large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States. The S&P 500 is generally considered broadly representative of the performance of publicly traded U.S. large capitalization stocks. The S&P 500 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index’s performance. Currently, the largest stocks in the S&P 500 have an effect on the performance of the index that is many times greater than the effect of the other stocks in the index. The stocks in the S&P 500 are chosen by the S&P, a division of the McGraw-Hill Companies, Inc. S&P chooses stocks for inclusion in the S&P 500 based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors.

Standard & Poor’s Mid Cap 400 Index (Master Mid Cap Index Series)

The Standard & Poor’s Mid Cap 400 Index (“S&P 400”) is composed of 400 common stocks issued by U.S. mid-capitalization companies in a wide range of businesses. The S&P 400 is generally considered broadly representative of the performance of publicly traded U.S. mid-capitalization stocks. The S&P 400 is a market-weighted index, which means that the largest stocks represented in the index have the most effect on the index’s performance. The stocks in the S&P 400 are chosen by S&P. S&P chooses stocks for inclusion in the S&P 400 based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors.

Lehman Brothers Aggregate Bond Index (Master Aggregate Bond Index Series)

The Lehman Brothers Aggregate Bond Index (the “Aggregate Bond Index”) is composed primarily of dollar-denominated investment grade bonds in the following classes: U.S. Treasury and agency securities, U.S. corporate bonds, foreign corporate bonds, foreign sovereign debt (debt securities issued or guaranteed by foreign governments and governmental agencies), supranational debt (debt securities issued by entities, such as the World Bank, constituted by the governments of several countries to promote economic development) and mortgage-backed securities with maturities greater than one year. Corporate bonds contained in the Aggregate Bond Index represent issuers from various industrial sectors.

Russell 2000® Index (Master Small Cap Index Series)

The Russell 2000® Index (the “Russell 2000”) is composed of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. A company’s stock market capitalization is the total market value of its outstanding shares.

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Morgan Stanley Capital International Europe, Asia and Far East Capitalization Weighted Index (Master International Index Series)

The EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the EAFE Index among these countries is based upon each country’s relative market capitalizations, and not its gross domestic product, which means that the index contains more companies from countries with the largest capital markets (like Japan and the United Kingdom) and these countries have the most effect on the index’s performance. The stocks in the EAFE Index are chosen by Morgan Stanley & Co., Incorporated (“MSCI”). MSCI chooses stocks for inclusion in the EAFE Index based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. The EAFE Index is generally considered broadly representative of the performance of stocks traded in the international markets. MSCI’s selection of a stock for the EAFE Index does not mean that MSCI believes the stock to be an attractive investment.

Additional Information Concerning Certain of the Indices

S&P 500 and S&P 400. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “S&P MidCap 400 Index®,” “Standard & Poor’s 500,” “Standard & Poor’s MidCap 400 Index,” “500” and “400” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the applicable Underlying Fund. The Master S&P 500 Index Series and Master Mid Cap Index Series are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s” or “S&P”). Standard & Poor’s makes no representation regarding the advisability of investing in the Funds. Standard & Poor’s makes no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 and the S&P 400 to track general stock market performance. Standard & Poor’s only relationship to the Funds is the licensing of certain trademarks and trade names of Standard & Poor’s and of the S&P 500 and S&P 400 which is determined, composed and calculated by Standard & Poor’s without regard to the Funds. Standard & Poor’s has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing or calculating the S&P 500 and the S&P 400. Standard & Poor’s is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of shares of the Funds or in the determination or calculation of the equation by which the Funds is to be converted into cash. Standard & Poor’s has no obligation or liability in connection with the administration, marketing or trading of the Funds.

Standard & Poor’s does not guarantee the accuracy and/or the completeness of the S&P 500 and the S&P 400 or any data included therein and Standard & Poor’s shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor’s makes no warranty, express or implied, as to results to be obtained by the Funds, owners of shares of the Funds, or any other person or entity from the use of the S&P 500 and the S&P 400 or any data included therein. Standard & Poor’s makes no express or implied warranties and expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the S&P 500 and the S&P 400 or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor’s have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Russell 2000. The Master Small Cap Index Series is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Master Small Cap Index Series nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular Fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

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Frank Russell Company’s publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

EAFE Index. The EAFE Index is the exclusive property of Morgan Stanley. The EAFE Index is a service mark of Morgan Stanley Group Inc. and has been licensed for use by the Investment Adviser and its affiliates.

The Master International Index Series is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and the EAFE Index. Morgan Stanley has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds is redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the Funds in connection with the administration, marketing or trading of the Funds.

Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee’s customers and counterparties, owners of shares of the Fund, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Investment Restrictions

The Corporation has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of each Fund’s assets and its activities. The fundamental policies set forth below may not be changed with respect to a Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares); provided, however, that none of the following restrictions shall prevent a Fund from investing its assets in shares of other registered investment companies. Under the fundamental investment restrictions a Fund may not:

1. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

2. Make investments for the purpose of exercising control or management. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

3. Purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

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4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that a Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Corporation’s Registration Statement, as it may be amended from time to time.

5. Issue senior securities to the extent such issuance would violate applicable law.

6. Borrow money, except that (i) each Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law. No Fund may pledge its assets other than to secure such borrowings or, to the extent permitted by a Fund’s investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, forward commitment transactions and similar investment strategies.

7. Underwrite securities of other issuers except insofar as a Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

8. Purchase or sell commodities or contracts on commodities, except to the extent that a Fund may do so in accordance with applicable law and the Corporation’s Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

In addition, the Corporation has adopted non-fundamental restrictions that may be changed by its Board of Directors without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent a Fund from investing its assets in shares of another registered investment company. Under the non-fundamental restrictions, a Fund may not:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Corporation’s Registration Statement.

(c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more that 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Directors of the Corporation has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Directors of the Corporation are not subject to the limitations set forth in this investment restriction.

(d) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

(e) With respect to the Merrill Lynch All-Equity Fund, materially change the strategic target allocation of 100% of assets in equity securities (with a range of 95% - 100%) and 0% in fixed-income securities and cash equivalents (with a range of 0% - 5%), unless the Fund provides shareholders with at least 60 days’ prior written notice of such change.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (1) above, industry means any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices or as defined by Fund management.

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The Underlying Funds have certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental restrictions and policies listed above. The investment restrictions of the Underlying Funds are set forth in their respective Statements of Additional Information.

Portfolio securities of the Underlying Funds and Funds generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the corporation has adopted an investment policy pursuant to which no Fund will purchase or sell OTC options if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by such Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund’s existing OTC options on futures contracts exceeds 15% of the net assets of the Fund taken at market value, together with all other assets of such Fund which are illiquid are not otherwise readily marketable. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if a Fund has the unconditional contractual right to repurchase such OTC option form the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Fund and may be amended by the Board of Directors of the Corporation without the approval of the shareholders. However, the Board of Directors of the Corporation will not change or modify this policy prior to the change or modification by the Commission staff of its position.

In addition, although each Fund is classified as a non-diversified fund under the Investment Company Act and is not subject to the diversification requirements of the Investment Company Act, each Fund is required to comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). To ensure that the Funds satisfy these requirements, each Fund will be managed in compliance with the Code requirements as though such requirements were applicable to the Fund. These requirements include limiting a Fund’s investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund’s total assets are invested in the securities of a single issuer, or any two or more issuers which are controlled by the Fund and engaged in the same, similar or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The U.S. Government, its agencies and instrumentalities and other regulated investment companies are not included within the definition of “issuer” for purposes of the diversification requirements of the Code.

Portfolio Turnover

Each Fund may engage in a substantial number of portfolio transactions. The rate of portfolio turnover will be a limiting factor when the Investment Adviser considers whether to purchase or sell securities for a Fund or shares of the Underlying Index Funds only to the extent that the Investment Adviser will consider the impact of transaction costs on a Fund’s tracking error when compared to the Underlying Fund’s market segment or index, as applicable. Changes in the securities comprising a Fund’s market segment will tend to increase that Fund’s portfolio turnover rate, as the Investment Adviser restructures the Fund’s holding to reflect the changes in the market segment. The portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities by the average net asset value of the Fund. High portfolio turnover involves correspondingly greater brokerage commissions for a Fund investing in equity securities and other transaction costs which are borne directly by a Fund. A high portfolio turnover rate may also result in the realization of taxable capital gains, including short-term capital gains taxable at ordinary income rates. The portfolio turnover rate for the All-Equity Fund went from 49.26% for the fiscal year ended December 31, 2002 to 118.72% for the fiscal year ended December 31, 2003 due to portfolio rebalancing.

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MANAGEMENT OF THE FUND

Directors and Officers

The Directors of the Corporation consist of five individuals, four of whom are not “interested persons” of the Corporation as defined in the Investment Company Act (“non-interested Directors”). The Directors are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Director is a member of the Corporation’s Audit and Nominating Committee (the “Committee”). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Corporation’s independent accountants, including the resolution of disagreements regarding financial reporting between Corporation management and such independent accountants. The Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Corporation, (ii) discuss with the independent accountants certain matters relating to the Corporation’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Corporation’s independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Corporation’s accounting and financial reporting policies and practices and internal controls and the Corporation management’s responses thereto. The Board of the Corporation has adopted a written charter for the Committee. The Committee also reviews and nominates candidates to serve as non-interested Directors. The Committee generally will not consider nominees recommended by shareholders. The Committee has retained independent legal counsel to assist them in connection with these duties. The Committee met four times during the fiscal year ended December 31, 2002.

Biographical Information. Certain biographical and other information relating to the non-interested Directors is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser and its affiliate Merrill Lynch Investment Managers, L.P. (“MLIM/FAM-advised funds”) and other public directorships.

Name, Address* and Age of Director	Position(s) With the Corporation	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships

Donald W. Burton, (59)	Director	Director since 2002	General Partner of The Burton Partnership, Limited Partnership (an Investment Partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Committee of the Florida State Board of Administration since 2001.	22 registered investment companies consisting of 35 portfolios	ITC DeltaCom, Inc. (telecom-munications); ITC Holding Company, Inc. (telecommunications); Knology, Inc. (telecommuni-cations); MainBancorp, N.A. (bank holding company); PriCare, Inc. (health care); Symbion, Inc. (healthcare)

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Name, Address* and Age of Director	Position(s) With the Corporation	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships

M. Colyer Crum, (70)	Director	Director since 1999	Currently James R. Williston Professor of Investment Management Emeritus, Harvard Business School; James R. Williston Professor of Investment Management, Harvard Business School from 1971 to 1996; Director of Cambridge Bancorp.	23 registered investment companies consisting of 36 portfolios	Cambridge Bancorp

Laurie Simon Hodrick, (40)	Director	Director since 1999	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998; Associate Professor of Finance and Economics, Graduate School of Business, Columbia University from 1996 to 1998; Associate Professor of Finance, J.L. Kellogg Graduate School Management, Northwestern University from 1992 to 1996.	22 registered investment companies consisting of 35 portfolios	None

Fred G. Weiss, (61)	Director	Director since 1999	Managing Director of FGW Associates since 1997; Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of Watson Pharmaceutical, Inc. (a pharmaceutical company) since 2000; Director of Michael J. Fox Foundation for Parkinson’s Research; Director of BTG International PLC (a global technology commercialisation company) since 2001.	22 registered investment companies consisting of 35 portfolios	Watson Pharmaceutical, Inc.

*	The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Director serves until his or her successor is elected and qualified, until December 31, of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Corporation’s by-laws, charter or by statute.

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Certain biographical and other information relating to the Director who is an officer and an “interested person” of the Corporation as defined in the Investment Company Act (the “interested Director”) and to the other officers of the Corporation is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised funds and public directorships held:

Name, Address* and Age	Position(s) With the Corporation	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of MLIM/FAM- devised Funds and Portfolios Overseen	Public Directorships

Terry K. Glenn***, (62)	President and Director	President and Director since 1999****	President and Chairman of the MLIM/FAM advised Funds since 1999; Chairman (Americas Region) of MLIM from 2000 to 2002; Executive Vice President of MLIM and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2000; President of FAM Distributors, Inc. (“FAMD” or the “Distributor”) from 1986 to 2002 and Director thereof from 1991 to 2002; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) from 1993 to 2002; President of Princeton Administrators, L.P. from 1988 to 2002; Director of Financial Data Services, Inc. from 1985 to 2002.	117 registered investment companies consisting of 161 portfolios	None

Robert C. Doll, Jr., (48)	Senior Vice President	Senior Vice President since 1999	President of MLIM and FAM since 2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; Director of Princeton Services since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	45 registered investment companies consisting of 69 portfolios	None

Philip Green, (40)	Vice President	Vice President since 2003	Managing Director of MLIM since 1999; Managing Director and Portfolio Manager of Global Institutional Services at Bankers Trust from 1997 to 1999; Vice President of Quantitative Equities at Bankers Trust in 1996; Vice President of Asset Allocations Strategies at Bankers Trust from 1994 to 1996; Vice President of Foreign Exchange and Currency Overlay Strategies at Bankers Trust from 1988 to 1999.	1 registered investment companies consisting of 3 portfolios	None

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Name, Address* and Age	Position(s) With the Corporation	Term of Office** and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of MLIM/FAM- devised Funds and Portfolios Overseen	Public Directorships

Donald C. Burke, (42)	Vice President and Treasurer	Vice President and Treasurer since 1999	First Vice President of MLIM and FAM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM since 1990.	116 registered investment companies consisting of 160 portfolios	None

Brian D. Stewart (33)	Secretary	Secretary since 2003	Vice President of MLIM since 2002; Attorney with Reed Smith from 2001 to 2002, and with Saul Ewing from 1999 to 2001.	37 registered investment companies consisting of 51 portfolios	None

*	The address for each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of the Corporation.
***	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Corporation based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators.
****	As a Director, Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the Corporation’s by-laws, charter or by statute.

Share Ownership. Each Director’s share ownership in the Fund and in all funds in the Merrill Lynch family of funds overseen by the respective Director (“Supervised Merrill Lynch Funds”) as of December 31, 2002 is set forth in the chart below:

Aggregate Dollar Range of Equity in the
Name	Merrill Lynch Growth and Income Fund	Merrill Lynch Long-Term Growth Fund	Merrill Lynch All-Equity Fund	Aggregate Dollar Range of Securities in All Supervised Merrill Lynch Funds
Interested Director:
Terry K. Glenn	None	None	None	over $100,000
Non-Interested Directors:
Donald W. Burton	None	None	None	over $100,000
M. Colyer Crum	None	None	None	over $100,000
Laurie Simon Hodrick	None	None	None	over $100,000
Fred G. Weiss	None	None	None	over $100,000

As of March 28, 2003, the officers and Directors of the Corporation as a group owned an aggregate of less than 1% of the outstanding shares of any of the Funds. As of December 31, 2002, none of the non-interested Directors or their immediate family members owned beneficially or of record any securities of Merrill Lynch & Co., Inc. (“ML & Co.”).

Compensation of Directors

The Corporation pays each non-interested Director a combined fee for service on the Board and the Committee of $2,000 per year plus a fee of $250 per in-person Board meeting attended and $250 per in-person Committee meeting attended. The Chairman of the Committee is paid an additional annual fee of $500. The Corporation reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

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The following table shows the aggregate compensation earned from the Funds by the non-interested Directors and the aggregate compensation paid to them by all MLIM/FAM-advised funds in each case for the calendar year ended December 31, 2002.

Name	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued as Part of Corporation Expenses	Aggregate Compensation From the Corporation and MLIM/FAM- Advised Funds Paid to Directors**
Donald W. Burton†	$3,250	None	$189,042
M. Colyer Crum*	$5,000	None	$226,583
Laurie Simon Hodrick	$4,500	None	$208,917
Stephen B. Swensrud††	$2,500	None	$309,564
J. Thomas Touchton†††	$3,167	None	$139,375
Fred G. Weiss	$4,500	None	$208,916

*	Chairman of the Committee
**	For the number of MLIM/FAM-advised funds from which each director receives compensation, see the table beginning on page 21.
†	Mr. Burton was elected a Director of the Funds and a Director of certain other MLIM/FAM-advised funds on April 1, 2002.
††	Mr. Swensrud retired as a Director/Trustee of certain MLIM/FAM-advised funds effective March 15, 2002.
†††	Mr. Touchton retired as a Director effective January 1, 2003.

The Directors may purchase Class I shares of a Fund at net asset value. See “Purchase of Shares — Initial Sales Charge Alternatives — Class I and Class A Shares — Reduced Initial Sales Charges — Purchase Privilege of Certain Persons.”

Administration Arrangements

The Corporation has entered into an administration agreement with the Investment Adviser (the “Administration Agreement”). As discussed in the Prospectus, the Investment Adviser receives for its services to the Funds under the Administration Agreement monthly compensation at the annual rate of 0.35% of the average daily net assets of each Fund.

The table below sets forth information about the total administrative fees paid by the Funds to the Investment Adviser, and any amount voluntarily waived by the Investment Adviser for the periods indicated.

Period	Merrill Lynch Growth and Income Fund	Merrill Lynch Long-Term Growth Fund	Merrill Lynch All-Equity Fund
Fiscal year ended December 31, 2002
Contractual Amount	$270,936	$249,976	$194,510
Amount Waived	$ 81,006	$ 68,127	$ 55,685
Fiscal year ended December 31, 2001
Contractual Amount	$296,594	$ 208,535	$230,439
Amount Waived	$296,594	$ 208,535	$230,439
From inception to December 31, 2000*
Contractual Amount	$ 38,477	$ 51,369	$110,295
Amount Waived	$ 38,477	$ 51,369	$110,295

*	The Funds commenced operations on June 2, 2000.

The Administration Agreement obligates the Investment Adviser to provide certain management and administrative services to the Corporation and the Funds and to pay, or cause its affiliate to pay, for maintaining its staff and personnel necessary to perform its obligations under the Administration Agreement and to provide office space, facilities and necessary personnel for the Corporation. Under the Administration Agreement, the Investment Adviser is also obligated to pay, or cause its affiliate to pay, the compensation of those officers and directors of the Corporation who are affiliated persons of the Investment Adviser or any of its affiliates. The Corporation pays, or causes to be paid, all other expenses incurred in the operation of the Corporation and the

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Funds (except to the extent paid by the Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and actual out-of-pocket expenses of unaffiliated directors of the Corporation who are not affiliated persons of the Investment Adviser or of an affiliate of the Investment Adviser, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Corporation or a Fund. The Distributor will pay certain of the expenses of the Funds incurred in connection with the continuous offering of their shares. Certain accounting services are provided to the Corporation and the Funds by the Investment Adviser and the Corporation reimburses the Investment Adviser for its costs in connection with such services.

Duration and Termination. Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from its effective date. Thereafter, it will remain in effect from year to year with respect to each Fund if approved annually (a) by the Board of Directors of the Corporation and (b) by a majority of the Board of Directors of the Corporation who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The Administration Agreement is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated with respect to one or more Funds without penalty, on 60 days’ written notice at the option of either party thereto or with respect to a Fund by the vote of a majority of the outstanding voting securities of such Fund.

Management and Advisory Arrangements

Management Services. The Investment Adviser provides the Funds with investment advisory and management services. Subject to the supervision of the Directors, the Investment Adviser provides day to day advice as to each Fund’s investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Funds may invest; and (b) the percentage of each Fund’s assets to be invested in each Underlying Fund and the strategic target allocation ranges between the equity market segment and the fixed-income segment. The responsibility for making all investment decisions to buy, sell or hold a particular security or invest in a particular Underlying Fund rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Funds.

Management Fee. The Corporation on behalf of each Fund has entered into a investment advisory agreement with the Investment Adviser (the “Management Agreement”), pursuant to which the Investment Adviser receives for its asset allocation services to each Fund monthly compensation at the annual rate of 0.15% of the average daily net assets of each Fund.

The table below sets forth information about the total investment advisory fees paid by the Funds to the Investment Adviser, and any amount voluntarily waived by the Investment Adviser, for the periods indicated.

Period	Merrill Lynch Growth and Income Fund		Merrill Lynch Long-Term Growth Fund		Merrill Lynch All-Equity Fund
Fiscal year ended December 31, 2002
Contractual Amount	$116,115		$107,133		$83,361
Amount waived (if applicable)	$ 26,723		$ 29,197		$23,865
Fiscal year ended December 31, 2001
Contractual Amount	$127,112		$ 89,372		$98,760
Amount waived (if applicable)	$ 0		$ 35,748		$98,760
From inception to December 31, 2000*
Contractual Amount	$ 16,490		$ 22,015		$47,269
Amount waived (if applicable)	$ 0	**	$ 8,806	***	$47,269	****

*	The Funds commenced operations on June 2, 2000.
**	The Investment Adviser voluntarily agreed to reimburse expenses so that certain expenses did not exceed approximately 0.15%.
***	The Investment Adviser voluntarily agreed to waive a portion of its management fee and reimburse certain expenses.
****	The Investment Adviser voluntarily agreed to waive its management fee and reimburse certain expenses.

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Payment of Fund Expenses. The Management Agreement obligates the Investment Adviser to provide investment advisory services to the Corporation and to pay all compensation of and furnish office space for officers and employees of the Corporation connected with investment and economic research, trading and investment management of the Funds, as well as the fees of those Directors of the Corporation who are affiliated persons of the Investment Adviser or any of its affiliates. Each Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund (except to the extent paid by the Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates (if any), shareholder reports, and copies of the registration statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and expenses of non-interested Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Corporation or the Funds. Certain accounting services are provided for the Funds by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Corporation. The Funds pay a fee for these services. In addition, the Funds reimburse the Investment Adviser for other accounting services. The Distributor will pay certain promotional expenses of the Corporation incurred in connection with the continuous offering of shares of each of the Funds. Certain expenses will be financed by a Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”

Organization of the Investment Adviser. FAM has an address at P.O. Box 9011, Princeton, New Jersey 08543-9011. FAM is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of FAM as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

Duration and Termination. Unless earlier terminated as described herein, the Management Agreement will continue in effect for a period of two years from its effective date and will remain in effect from year to year if approved annually (a) by the Directors of the Corporation or, with respect to any Fund, by the vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Directors of the Corporation who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and will automatically terminate in the event of its assignment. In addition, such contract may be terminated with respect to a Fund without penalty on 60 days’ written notice at the option of either party or with respect to a Fund by vote of a majority of the outstanding voting securities of such Fund.

In connection with its consideration of the Management Agreement, the Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services provided to the Funds by the Investment Adviser under the Management Agreement, as well as other services provided by the Investment Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to investment advisory services, the Investment Adviser and its affiliates provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds. The Board also considered the Investment Adviser’s costs of providing services, and the direct and indirect benefits to the Investment Adviser from its relationship with the Funds. The benefits considered by the Board included not only the Investment Adviser’s compensation for investment advisory services under the Management Agreement, but also the Fund’s profitability to the Investment Adviser and the compensation paid to the Investment Adviser or its affiliates for other, non-advisory, services provided to the Funds. The Directors also considered the Investment Adviser’s access to research services from brokers to which the Investment Adviser may have allocated Fund brokerage in a “soft dollar” arrangement. The Board also compared each Fund’s advisory fee rate, expense ratios and historical performance to those of comparable funds. Based in part on this comparison, and taking into account the various services provided to the Fund by the Investment Adviser and its affiliates, the Board concluded that the Investment Advisory fee rate was reasonable. The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Funds to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Funds’ assets.

Based on the information reviewed and the discussions, the Board, including a majority of the non-interested Directors concluded that the investment advisory fee rate was reasonable in relation to the services provided. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

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The Underlying Funds. FAM also serves as the investment adviser to each Underlying Fund pursuant to a management agreement with each Underlying Fund. The investment adviser to each Underlying Fund provides each Underlying Fund with investment advisory and management services. Subject to the supervision of the Board of Directors, the investment adviser to each Underlying Fund is responsible for the actual management of each Underlying Fund’s portfolio and constantly reviews the Underlying Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the investment adviser to each Underlying Fund. The investment adviser to each Underlying Fund performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Underlying Fund.

The management agreement with each Underlying Fund obligates the investment adviser of the Underlying Funds to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Underlying Funds connected with investment and economic research, trading and investment management of the Underlying Funds, as well as the fees of all directors who are affiliated persons of the investment adviser to the Underlying Fund or any of its affiliates. Each Underlying Fund pays, or causes to be paid, all other expenses incurred in the operation of the Underlying Fund (except to the extent paid by the Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates (if any), shareholder reports and copies of the registration statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and expenses of non-interested Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Underlying Fund. The Distributor will pay certain promotional expenses of the Underlying Funds incurred in connection with the continuous offering of shares of each of the Underlying Funds. Certain accounting services are provided to each Underlying Fund by its investment adviser to the Underlying Funds, and the Underlying Fund reimburses the investment adviser to the Underlying Fund or its affiliate for such services.

Transfer Agency Services. Financial Data Services, Inc. (previously defined as “FDS” or the “Transfer Agent”), a subsidiary of ML & Co., acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund currently pays between $16.00 and $20.00 for each Class I or Class A shareholder account and between $19.00 and $23.00 for each Class B or Class C shareholder account, depending on the level of services required. Each Fund also reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in the (Merrill Lynch MFASM) Program (the “MFA Program”). For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

The table below sets forth information about the total amounts paid by the Funds to the Transfer Agent for the periods indicated.

Fund	Fiscal year ended December 31, 2002	Fiscal year ended December 31, 2001**	June 2, 2000* to December 31, 2000**
Merrill Lynch Strategy Growth & Income Fund	$ 55,420	$27,692	$ 5,263

Merrill Lynch Strategy Long-Term Growth Fund	$ 84,680	$46,710	$12,159

Merrill Lynch Strategy All-Equity Fund	$110,683	$87,854	$27,287

*	Inception date of the Funds.
**	During fiscal year ended December 31, 2000 and the period from January 1, 2001 to June 30, 2001, the Funds paid fees to the Transfer Agent at lower rates than the ones currently in effect. If the current rates had been in effect for these periods, the fees paid may have been higher. The current rates became effective on July 1, 2001.

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Accounting Services. The Corporation has entered into an agreement with State Street pursuant to which State Street provides certain accounting services to the Funds. The Funds pay a fee for these services. Prior to January 1, 2001, the Investment Adviser provided accounting services to the Funds and was reimbursed by the Funds at its cost in connection with such services. The Investment Adviser continues to provide certain accounting services to the Funds and the Funds reimburse the Investment Adviser for these services.

The table below shows the amounts paid by the Funds to State Street and to the Investment Adviser for accounting services for the periods indicated:

Merrill Lynch Growth and Income Fund, Merrill Lynch Long-Term Growth Fund and Merrill Lynch All-Equity Fund

Period	Paid to State Street		Paid to the Investment Adviser
Fiscal year ended December 31, 2002	$290,707		$ 16,779
Fiscal year ended December 31, 2001	$160,609	**	$ 46,073
June 2, 2000* to December 31, 2000	N/A		$108,972

*	Commencement of operations.
**	Represents payments pursuant to the agreement with State Street commencing January 1, 2001.

Distribution Expenses. The Corporation, on behalf of each Fund, has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Funds (the “Distribution Agreement”). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

The Directors and the Board of Directors of each Underlying Fund have approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Corporation, the Underlying Funds, the Investment Adviser and the Distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the underlying funds.

PURCHASE OF SHARES

     Reference is made to “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

     Each Fund offers four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class I and Class A (prior to April 14, 2003, Class I shares were designated Class A and Class A shares were designated Class D) are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class I shares of a Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class A, Class B and Class C shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges (“CDSCs”), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class A shares, are imposed directly against those classes and not against all assets of a Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by a Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”

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Investors should understand that the purpose and function of the initial sales charges with respect to the Class I and Class A shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Funds. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

The Merrill Lynch Select PricingSM System is used by more than 50 registered investment companies advised by MLIM or FAM. Funds advised by MLIM or FAM that utilize the Merrill Lynch Select PricingSM System are referred to herein as “Select Pricing Funds.”

Each Fund offers its shares at a public offering price equal to the next determined net asset value per share plus any sales charge applicable to the class of shares selected by the investor. The applicable offering price for purchase orders is based upon the net asset value of a Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers or other financial intermediaries prior to the close of business on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) which includes orders received after the determination of net asset value on the previous day, the applicable offering price will be based on the net asset value on the day the order is placed with the Distributor, provided that the orders are received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the NYSE on that day, such orders shall be deemed received on the next business day. Dealers or other financial intermediaries have the responsibility of submitting purchase orders to the Fund not later than 30 minutes after the close of business on the NYSE.

Each Fund or the Distributor may suspend the continuous offering of a Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by a Fund or the Distributor. Neither the Distributor nor the dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change. Certain securities dealers or other financial intermediaries may charge a processing fee to confirm a sale of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Purchases made directly through the Transfer Agent are not subject to the processing fee.

Initial Sales Charge Alternatives — Class I and Class A Shares

Investors who prefer an initial sales charge alternative may elect to purchase Class A shares or, if an eligible investor, Class I shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares because there is an account maintenance fee imposed on Class A shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class I or Class A shares, because over time the accumulated ongoing account maintenance and distributions fees on Class B or Class C shares may exceed the initial sales charges, and, in the case of Class A shares, the account maintenance fee. Although some investors who previously purchased Class I shares may no longer be eligible to purchase Class I shares of other Select Pricing Funds, those previously purchased Class I shares, together with Class B, Class C and Class A share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class A account maintenance fees will cause Class A shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class I shares.

The term “purchase,” as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I and Class A shares of a Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term “purchase” also includes purchases by any “company,”

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as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class I Investors. Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors who currently own Class I shares in a shareholder account are entitled to purchase additional Class I shares of a Fund in that account. Certain Employer Sponsored Retirement or Savings Plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by the Investment Adviser or any of its affiliates. Class I shares are available at net asset value to corporate warranty insurance reserve fund programs and U.S. branches of foreign banking institutions provided that the program or bank has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLIM/FAM-advised investment companies. Certain persons who acquired shares of certain MLIM/FAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of a Fund also may purchase Class I shares of a Fund if certain conditions are met. In addition, Class I shares of the Funds and certain other Select Pricing Funds are offered at net asset value to shareholders of certain MLIM/FAM-advised continuously offered closed-end funds who wish to reinvest the net proceeds sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds. See “Purchase of Shares — Closed-End Fund Reinvestment Options.”

Class A and Class I Sales Charge Information

Set forth below is information on sales charges received by each Fund, including the amounts paid to Merrill Lynch, for each Fund’s last three fiscal years. Prior to April 14, 2003, Class I shares were designated Class A, and Class A shares were designated Class D.

Merrill Lynch Strategy Growth and Income Fund

Class A Shares
For the Period Ending December 31,	Gross Sales Charges Collected	Sales Charges Retained By Distributor	Sales Charges Paid To Merrill Lynch	CDCSs Received on Redemption of Load-Waived Shares
2002	$ 2,543	$ 109	$ 2,434	$0
2001	$17,233	$ 806	$16,427	$0
2000*	$71,049	$3,195	$67,854	$0

Class I Shares
For the Period Ending December 31,	Gross Sales Charges Collected	Sales Charges Retained By Distributor	Sales Charges Paid To Merrill Lynch	CDCSs Received on Redemption of Load-Waived Shares
2002	$0	$0	$0	$0
2001	$0	$0	$0	$0
2000*	$0	$0	$0	$0

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Merrill Lynch Strategy Long-Term Growth Fund

Class A Shares
For the Period Ending December 31,	Gross Sales Charges Collected	Sales Charges Retained By Distributor	Sales Charges Paid To Merrill Lynch	CDCSs Received on Redemption of Load-Waived Shares
2002	$ 907	$ 65	$ 842	$0
2001	$ 4,935	$ 295	$ 4,640	$0
2000*	$82,544	$2,231	$80,313	$0

Class I Shares
For the Period Ending December 31,	Gross Sales Charges Collected	Sales Charges Retained By Distributor	Sales Charges Paid To Merrill Lynch	CDCSs Received on Redemption of Load-Waived Shares
2002	$0	$0	$0	$0
2001	$0	$0	$0	$0
2000*	$0	$0	$0	$0

Merrill Lynch Strategy All-Equity Fund

Class A Shares
For the Period Ending December 31,	Gross Sales Charges Collected	Sales Charges Retained By Distributor	Sales Charges Paid To Merrill Lynch	CDCSs Received on Redemption of Load-Waived Shares
2002	$ 706	$ 35	$ 671	$0
2001	$ 14,914	$ 915	$ 13,999	$0
2000*	$157,299	$4,209	$153,090	$0

Class I Shares
For the Period Ending December 31,	Gross Sales Charges Collected	Sales Charges Retained By Distributor	Sales Charges Paid To Merrill Lynch	CDCSs Received on Redemption of Load-Waived Shares
2002	$ 388	$20	$ 368	$0
2001	$ 157	$ 7	$ 150	$0
2000*	$1,250	$63	$1,187	$0

*	For the period June 2, 2000 (commencement of operations) to December 31, 2000.

The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling Class I and Class A shares of the Funds will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

Reinvested Dividends. No initial sales charges are imposed upon Class I and Class A shares issued as a result of the automatic reinvestment of dividends.

Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of a Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser’s combined holdings of all classes of shares of the Fund and of other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser’s securities dealer or other financial intermediary, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

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Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I or Class A shares of a Fund or any other Select Pricing Funds made within a 13 month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at a Fund’s Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I or Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I and Class A shares of the Funds and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class I or Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I or Class A shares equal to 5.00% of the intended amount will be held in escrow during the 13 month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.00% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class I or Class A shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charges on any previous purchase.

The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund (“Summit”), a series of Financial Institutions Series Trust, into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

TMASM Managed Trusts. Class I shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I or Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

Purchase Privileges of Certain Persons. Directors of the Corporation, members of the Boards of other MLIM/FAM-advised funds, ML & Co. and its subsidiaries (the term “subsidiaries,” when used herein with respect to ML & Co., includes MLIM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of a Fund at net asset value. The Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Funds. Employees and Directors or trustees wishing to purchase shares of a Fund must satisfy each Fund’s suitability standards.

Class A shares of each Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class A shares of a Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Advisor’s previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in a Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

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Class A shares of each Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated (“notice”) if the following conditions are satisfied: first, the investor must purchase Class A shares of a Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class A shares must be made within 90 days after such notice.

Class A shares of each Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Advisor and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class A shares of a Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class A shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

Acquisition of Certain Investment Companies. Class A shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Class I or Class A shares of a Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Investment Adviser from time to time.

Deferred Sales Charge Alternatives — Class B and Class C Shares

Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor’s dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class A shares of a Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See “Pricing of Shares — Determination of Net Asset Value” below.

Contingent Deferred Sales Charges — Class B Shares

Class B shares that are redeemed within six years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the six-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.

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The following table sets forth the Class B CDSC:

Year Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge
0–1	4.0%
1–2	4.0%
2–3	3.0%
3–4	3.0%
4–5	2.0%
5–6	1.0%
6 and thereafter	None

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the third year after purchase).

The Class B CDSC may be waived on redemptions of shares in connection with certain post-retirement withdrawals from an IRA or other retirement plan or following the death or disability (as defined in the Code) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability or, if later, reasonably promptly following completion of probate. The Class B CDSC also may be waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC may be waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC may be waived for any Class B shares that were acquired and held at the time of redemption in an Employee AccessSM Account available through employers providing eligible 401(k) Plans. The Class B CDSC also may be waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by MLIM Private Investors and held in such account at the time of redemption. The Class B CDSC may be waived or its terms may be modified in connection with certain fee-based programs. The Class B CDSC may also be waived in connection with involuntary termination of an account in which Fund shares are held or for withdrawals through the Merrill Lynch Systematic Withdrawal Plan. See “Shareholder Services — Fee-Based Programs” and “— Systematic Withdrawal Plan.”

Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class A shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at 1-800-237-7777.

Conversion of Class B Shares to Class A Shares. After approximately eight years (the “Conversion Period”), Class B shares will be converted automatically into Class A shares of each Fund. Class A shares are subject to an ongoing account maintenance fee of 0.25% of the average daily net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class A shares will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class A shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class A shares of a Fund in a single account will result in less

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than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class A shares of the Fund.

In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed-income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs.”

Class B shareholders of a Fund exercising the exchange privilege described under “Shareholder Services — Exchange Privilege” will continue to be subject to the Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class A shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges — Class C Shares

Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with involuntary termination of an account in which Fund shares are held and withdrawals through the Merrill Lynch Systematic Withdrawal Plan and redemptions of Class C shares by certain retirement plans. See “Shareholder Services — Systematic Withdrawal Plan.”

Class B and Class C Sales Charge Information

Class B Shares*
	CDSCs Received by Distributor for the Period Ended			CDSCs Paid to Merrill Lynch for the Period Ended
	December 31, 2002	December 31, 2001	December 31, 2000**	December 31, 2002	December 31, 2001	December 31, 2000**
Merrill Lynch Strategy Growth and Income Fund	$ 83,425	$ 40,235	$ 2,044	$ 83,425	$ 40,235	$ 2,044
Merrill Lynch Strategy Long-Term Growth Fund	$ 54,500	$ 49,919	$13,881	$ 54,500	$ 49,919	$13,881
Merrill Lynch Strategy All-Equity Fund	$105,009	$108,374	$16,210	$105,009	$108,374	$16,210

Class C Shares
	CDSCs Received by Distributor for the Period Ended		CDSCs Paid to Merrill Lynch for the Period Ended
	December 31, 2002	December 31, 2001	December 31, 2000**	December 31, 2002	December 31, 2001	December 31, 2000**
Merrill Lynch Strategy Growth and Income Fund	$ 6,892	$13,311	$ 1,752	$ 6,892	$13,311	$ 1,752
Merrill Lynch Strategy Long-Term Growth Fund	$11,357	$16,307	$ 2,700	$11,357	$16,307	$ 2,700
Merrill Lynch Strategy All-Equity Fund	$ 6,748	$19,476	$14,753	$ 6,748	$19,476	$14,753

*	Additional Class B CDSCs payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder’s participation in certain fee-based programs.
**	June 2, 2000 (commencement of operations) to December 31, 2000.

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Merrill Lynch compensates its Financial Advisors for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers or other financial intermediaries (including Merrill Lynch) related to providing distribution-related services to each Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial advisors for selling Class B and Class C shares from a dealer’s own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Funds to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See “Distribution Plans.” Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the National Association of Securities Dealers, Inc. (“NASD”) asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.

Closed-End Fund Reinvestment Options

Class I shares of the Funds (“Eligible Class I Shares”) are offered at net asset value to holders of the common stock of certain closed-end funds advised by the Investment Adviser or MLIM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select PricingSM System commenced operations) and wish to reinvest the net proceeds from a sale of such shares in Eligible Class I Shares, if the conditions set forth below are satisfied. Alternatively, holders of the common stock of closed-end funds who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of those shares may purchase Class I shares (if eligible to buy Class I shares) or Class A shares of a Fund (“Eligible Class A Shares”) at net asset value if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class I or Eligible Class A Shares. Second, the closed-end fund shares must either have been acquired in that fund’s initial public offering or represent dividends paid on shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the reinvestment option.

Subject to the conditions set forth below, shares of each Fund are offered at net asset value to holders of the common stock of certain MLIM/FAM-advised continuously offered closed-end funds who wish to reinvest the net proceeds from a sale of such shares. Upon exercise of this reinvestment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class I shares of the Fund, shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. will receive Class C shares of the Fund.

In order to exercise this reinvestment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an “eligible fund”) must sell his or her shares of common stock of the eligible fund (the “eligible shares”) back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund’s prospectus) is applicable. Purchase orders from eligible fund shareholders who wish to exercise this reinvestment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of shares of the Fund on such day. The Class C CDSC may be waived upon redemption of Class C shares purchased by an investor pursuant to this closed-end fund reinvestment option. Such waiver is subject to the requirement that the investor have held the tendered shares for a minimum of one year and to such other conditions as are set forth in the prospectus for the related closed-end fund.

Distribution Plans

Reference is made to “Key Facts — Fees and Expenses” in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B, and Class C shares of each Fund pursuant to Rule 12b-1 under the Investment Company Act of each Fund (each a “Distribution Plan”) with respect to the account maintenance and/or distribution fees paid by a Fund to the Distributor with respect to such classes.

The Distribution Plan for each of the Class A, Class B and Class C shares provides that a Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected securities dealers or other financial intermediary (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class A, Class B

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and Class C shares. Each of those classes have exclusive voting rights with respect to the Distribution Plan adopted in respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class A Distribution Plan).

The Distribution Plan for each of the Class B and Class C shares provides that a Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial advisors or other financial intermediaries for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through selected securities dealers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial advisors, a selected securities dealer or other financial intermediaries in connection with the sale of the Class B and Class C shares.

The Funds’ Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to each Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Directors shall be committed to the discretion of the non-interested Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit each Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by a Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the non-interested Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that a Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually. Distribution-related revenues consist of the account maintenance fees, distribution fees and CDSCs. Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing and interest expenses.

As of December 31, 2002, direct cash distribution expenses for the period since the commencement of operations of Class B and Class C shares of each Fund exceeded direct cash distribution revenues as set forth below.

Class B Shares

Class B shares for the period June 2, 2000 (commencement of operations) to December 31, 2002	Excess of Direct Cash Distribution Expenses over Direct Cash Distribution Revenues	Excess as a Percentage of Class B Average Net Assets at December 31, 2002
Merrill Lynch Strategy Growth and Income Fund	$155,188	1.46%
Merrill Lynch Strategy Long-Term Growth Fund	$146,825	1.57%
Merrill Lynch Strategy All-Equity Fund	$236,081	1.68%

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Class C Shares

Class C shares for the period June 2, 2000 (commencement of operations) to December 31, 2002	Excess of Direct Cash Distribution Expenses over Direct Cash Distribution Revenues	Excess as a Percentage of Class C Average Net Assets at December 31, 2002
Merrill Lynch Strategy Growth and Income Fund	$450,821	2.46%
Merrill Lynch Strategy Long-Term Growth Fund	$306,372	1.80%
Merrill Lynch Strategy All-Equity Fund	$364,505	1.93%

The table below sets forth information for the fiscal period ended December 31, 2002 regarding the amounts paid by the Funds to the Distributor pursuant to the Class A, Class B and Class C Distribution Plans (based on the average daily net assets subject to the applicable Distribution Plan as set forth below):

Distribution and Account Maintenance Service Fees For the Fiscal Year Ended December 31, 2002

	Class A**		Class B*		Class C*
	Paid to the Distributor Pursuant to Class A Distribution Plan	Average Daily Net Assets Subject to Class A Distribution Plan (in millions)	Paid to the Distributor Pursuant to Class B Distribution Plan	Average Daily Net Assets Subject to Class B Distribution Plan (in millions)	Paid to the Distributor Pursuant to Class C Distribution Plan	Average Daily Net Assets Subject to Class C Distribution Plan (in millions)
Merrill Lynch Strategy Growth and Income Fund	$3,015	$1.2	$123,199	$12.3	$190,191	$19.0

Merrill Lynch Strategy Long-Term Growth Fund	$2,351	$.94	$118,089	$11.8	$221,328	$22.1

Merrill Lynch Strategy All-Equity Fund	$2,870	$1.1	$182,376	$18.2	$231,024	$23.1

*	All amounts were paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B and Class C shares.
**	All amounts were paid to Merrill Lynch for providing account maintenance activities in connection with Class A shares.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to each Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

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The following tables set forth comparative information as of December 31, 2002 with respect to the Class B and Class C shares of each Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and with respect to Class B shares, the Distributor’s voluntary maximum.

Data Calculated as of December 31, 2002 (in thousands)

	Merrill Lynch Strategy Growth and Income Fund
	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Class B Shares for the fiscal year ended December 31, 2002
Under NASD Rule as Adopted	$16,095	$1,006	$127	$1,133	$328	$ 804	$ 81
Under Distributor’s voluntary waiver	$16,095	$1,006	$ 80	$1,086	$328	$ 758	$ 81
Class C Shares for the fiscal year ended December 31, 2002
Under NASD Rule as Adopted	$30,151	$1,884	$246	$2,131	$363	$1,768	$130

	Merrill Lynch Strategy Long-Term Growth Fund
	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Class B Shares for the fiscal year ended December 31, 2002
Under NASD Rule as Adopted	$20,514	$1,274	$182	$1,455	$352	$1,104	$ 71
Under Distributor’s voluntary waiver	$20,514	$1,274	$111	$1,385	$352	$1,033	$ 71
Class C Shares for the fiscal year ended December 31, 2002
Under NASD Rule as Adopted	$34,733	$2,171	$276	$2,447	$410	$2,037	$146

	Merrill Lynch Strategy All-Equity Fund
	Eligible Gross Sales(1)	Allowable Aggregate Sales Charges(2)	Allowable Interest on Unpaid Balance(3)	Maximum Amount Payable	Amounts Previously Paid to Distributor(4)	Aggregate Unpaid Balance	Annual Distribution Fee at Current Net Asset Level(5)
Class B Shares for the fiscal year ended December 31, 2002
Under NASD Rule as Adopted	$35,110	$2,234	$353	$2,587	$641	$1,946	$109
Under Distributor’s voluntary waiver	$35,110	$2,234	$136	$2,370	$641	$1,729	$109
Class C Shares for the fiscal year ended December 31, 2002
Under NASD Rule as Adopted	$46,991	$2,935	$443	$3,378	$532	$2,845	$142

(1)	Purchase price of all eligible Class B or Class C shares sold during the period indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2)	Includes amounts attributable to exchanges from Summit which are not reflected in Eligible Gross Sales. Shares of Summit can only be purchased by exchange from another fund (the “redeemed fund”). Upon such an exchange, the maximum allowable sales charge payment to the redeemed fund is reduced in accordance with the amount of the redemption. This amount is then added to the maximum allowable sales charge payment with respect to Summit. Upon an exchange out of Summit, the remaining balance of this amount is deducted from the maximum allowable sales charge payment to Summit and added to the maximum allowable sales charge payment to the fund into which the exchange is made.
(3)	Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.00%, as permitted under the NASD rule.

(footnotes continued on following page)

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(footnotes continued from previous page)
(4)	Consists of CDSC payments, distribution fee payments and accruals. See “Key Facts — Fees and Expenses” in the Prospectus. This figure may include CDSC’s that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder’s participation in the MFA Program. The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.
(5)	Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach the NASD maximum (with respect to Class B and Class C shares).

REDEMPTION OF SHARES

Reference is made to “Your Account — How to Buy, Sell, Transfer and Exchange Shares” in the Prospectus.

Each Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

The Corporation will generally pay redemptions in cash; however, at the discretion of the Investment Adviser, the Corporation may pay a redemption or repurchase of shares in an amount of $10,000,000 or more (which amount may be decreased or increased by the Investment Adviser from time to time) with portfolio securities.

Shares are redeemable at the option of the Corporation, if in the opinion of the Corporation, ownership of the shares has or may become concentrated to the extent that would cause the Corporation or a Fund to be deemed a personal holding company within the meaning of the Code. Each Fund reserves the right to terminate any account engaging in market timing mutual funds. For the purposes of this policy, “market timing” involves the purchase and sale of shares of mutual funds within short periods of time (i.e., three or more purchases and/or sales within a 90 day period) with the intention of capturing short-term profits resulting from market volatility.

Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Funds make an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before the Funds take any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts (“UGMA/UTMA accounts”).

In addition, the Board of Directors of the Corporation may authorize the Corporation to redeem all or any part of the outstanding shares of any class or series of the Corporation, including the Funds, upon written notice to shareholders.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of a Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of a Fund.

The value of shares at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by a Fund at such time.

The Corporation on behalf of the Funds has entered into a joint committed line of credit with other investment companies advised by the Investment Adviser and its affiliates and a syndicate of banks that is intended to provide the Funds with a temporary source of cash to be used to meet redemption requests from Fund shareholders in extraordinary or emergency circumstances.

Redemption

A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper

41

notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Corporation. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent’s register. The signature(s) on the redemption request may require guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) all requests require the signature(s) of all persons whose name(s) are recorded on the Transfer Agent’s register, (ii) all checks must be mailed to the stencil address of record on the Transfer Agent’s register, and (iii) the stencil address must not have changed within 30 days. Certain rules may apply regarding certain account types such as, but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority.

A shareholder may also redeem shares held with the Transfer Agent by telephone request. To request a redemption from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be made by the shareholder of record and be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored in the following situations: the accountholder is deceased, the proceeds are to be sent to someone other than the shareholder of record, funds are to be wired to the client’s bank account, a systematic withdrawal plan is in effect, the request is by an individual other than the accountholder of record, the account is held by joint tenants who are divorced, the address on the account has changed within the last 30 days or share certificates have been issued on the account.

Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud. Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. The Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments generally will be mailed within seven days of receipt of a proper notice of redemption. At various times a Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of such Fund shares, which will usually not exceed 10 days. In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by the Fund.

Repurchase

Each Fund will also repurchase shares through a selected securities dealer or other financial intermediary. The Funds will normally accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the selected securities dealer or other financial intermediary prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) and such request is received by a Fund from such selected securities dealer or other financial intermediary not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to a Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day’s closing price.

The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by a Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch, selected securities dealers or other financial intermediaries may charge customers a processing fee (Merrill Lynch currently charges $5.35) to confirm a repurchase of shares to such customers.

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Repurchases made directly through the Transfer Agent, on accounts held at the Transfer Agent are not subject to the processing fee. The Corporation reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by a Fund may redeem shares as set forth above.

Reinstatement Privilege — Class I and Class A Shares

Shareholders of a Fund who have redeemed their Class I and Class A shares have a privilege to reinstate their accounts by purchasing Class I or Class A shares of such Fund, as the case may be, at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor’s Merrill Lynch Financial Advisor within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

PRICING OF SHARES

Determination of Net Asset Value

Reference is made to “Your Account — How Shares are Priced” in the Prospectus.

The net asset value of the shares of all classes of the Funds is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value is computed by dividing a Fund’s proportionate value of the Underlying Funds plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and the Distributor, and the fees payable indirectly by each Fund as a shareholder of the Underlying Funds are accrued daily.

The principal assets of each Fund will normally be its interest in the Underlying Funds, which will be valued at its net asset value. Net asset value for the Underlying Funds is computed by deducting all liabilities (including accrued expenses) from the market value of the securities held plus any cash or other assets (including interest and dividends accrued but not yet received). Expenses, including the fees payable to its investment adviser, are accrued daily.

The value of each investor’s interest in the Underlying Fund will be determined as of the close of business on the NYSE by multiplying the net asset value of the Underlying Fund by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in such Underlying Fund. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in an Underlying Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Underlying Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Underlying Fund effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Underlying Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Underlying Fund by all investors in the Underlying Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in such Underlying Fund after the close of business of the NYSE, based on prices at the time of closing.

The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class A shares; moreover, the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class A shares reflecting

43

the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differentials between the classes.

A Fund’s portfolio securities that are traded on stock exchanges (including NASDAQ National Market System) are valued at the last sale price or official close price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Long positions in securities traded in the OTC market, including NASDAQ SmallCap and OTC Bulletin Board, are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Directors. Portfolio securities that are traded both in the OTC market, including NASDAQ SmallCap and OTC Bulletin Board, and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market, including NASDAQ SmallCap and OTC Bulletin Board, are valued at the last available ask price. When a Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including financial futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are generally valued at fair value as determined in good faith by or under the direction of the Directors, including valuations furnished by a pricing service retained by the Corporation. Such valuations and procedures will be reviewed periodically by the Directors. Generally, trading in foreign securities, as well as U.S. Government Securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Fund’s net asset value. If events (e.g. a company announcement, market volatility or a natural disaster) that are expected to materially affect the value of such securities occur during such period, then those securities will be valued at their fair value as determined by the Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Directors.

Securities and assets for which market quotations are not readily available are stated at fair value as determined in good faith by or under the direction of the Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Corporation.

Bonds held by the Funds are traded primarily on the OTC market. In determining net asset value, the Funds and Underlying Funds utilize the valuations of portfolio securities furnished by a pricing service approved by the Directors or Trustees of the Trust as applicable. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. The bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds or Underlying Funds under the general supervision of the Directors or Trustees of the Underlying Funds. In each case, the Board of Directors or Trustees has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities.

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Computation of Offering Price Per Share

An illustration of the computation of the offering price for Class A, Class B, Class C and Class I shares of each of the Funds based on the value of each Fund’s net assets and number of shares outstanding on December 31, 2002 is set forth below. Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.

Merrill Lynch Strategy Growth and Income Fund

	Class A	Class B	Class C	Class I
Net Assets	$1,041,575	$10,637,492	$16,999,900	$9,774,619

Number of Shares Outstanding	137,012	1,402,811	2,244,565	1,288,449
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 7.60	$ 7.58	$ 7.57	$ 7.59

Sales Charge (for Class A and Class I Shares:
5.25% of Offering Price (5.54% of net
amount invested)*	.42	**	**	.42

Offering Price	$ 8.02	$ 7.58	$ 7.57	$ 8.01

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See “Purchase of Shares — Deferred Sales Charges — Class B and Class C Shares” herein.

Merrill Lynch Strategy Long-Term Growth Fund

	Class A	Class B	Class C	Class I
Net Assets	$814,097	$9,340,352	$18,852,288	$31,451,863

Number of Shares Outstanding	119,416	1,369,516	2,769,948	4,618,248

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 6.82	$ 6.82	$ 6.81	$ 6.81

Sales Charge (for Class A and Class I Shares:
5.25% of Offering Price (5.54% of net
amount invested)*	.38	**	**	.38

Offering Price	$ 7.20	$ 6.82	$ 6.81	$ 7.19

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See “Purchase of Shares — Deferred Sales Charges — Class B and Class C Shares” herein.

Merrill Lynch Strategy All-Equity Fund

	Class A	Class B	Class C	Class I
Net Assets	$805,597	$14,066,899	$18,326,601	$11,135,033

Number of Shares Outstanding	135,047	2,405,743	3,134,822	1,855,242

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$ 5.97	$ 5.85	$ 5.85	$ 6.00

Sales Charge (for Class A and Class I Shares:
5 .25% of Offering Price (5.54% of net
a mount invested)*	.33	**	**	.33

Offering Price	$ 6.30	$ 5 .85	$ 5.85	$ 6.33

*	Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See “Purchase of Shares — Deferred Sales Charges — Class B and Class C Shares” herein.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Directors, the Investment Adviser is primarily responsible for the execution of the Funds’ portfolio transactions and the allocation of brokerage. The Funds do not execute transactions through any particular broker or dealer but seek to obtain the best net results for the Funds, taking into account such factors as price (including the applicable broker commission or dealer spread), the size of order, difficulty of execution and operational facilities of the firm and the firm’s risk in positioning blocks of securities. While the Investment Adviser seeks reasonably competitive trade execution costs, the Funds do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and its clients, including the Funds. In return for such services the Investment Adviser may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that the commission is reasonable in relation to the services provided.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, such as the Investment Adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Investment Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation of investments. Examples of research-oriented services for which the Investment Adviser might utilize Fund commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel or personnel principally responsible for the Investment Adviser’s individually managed portfolios is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Funds to the Investment Adviser are not reduced as a result of the Investment Adviser’s receipt of research services.

In some cases the Investment Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Investment Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Adviser faces a potential conflict of interest, but the Investment Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Investment Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

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In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Corporation and subject to best execution, the Investment Adviser may consider sales of shares of a Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

The Funds anticipate that their respective brokerage transactions involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although a Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

Foreign equity securities may be held by a Fund in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into foreign equity securities. ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

The Funds’ ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in U.S. dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Information about the brokerage commissions paid by the Funds, including commissions paid to Merrill Lynch, is set forth in the following table:

Merrill Lynch Strategy Growth and Income Fund

	Aggregate Brokerage Commissions Paid	Paid to Merrill Lynch
Fiscal year ended December 31, 2002	$829	$0
Fiscal year ended December 31, 2001	$ 36	$0
June 2, 2000 (commencement of operations) to
December 31, 2000	$ 0	$0

Merrill Lynch Strategy Long-Term Growth Fund

	Aggregate Brokerage Commissions Paid	Paid to Merrill Lynch
Fiscal year ended December 31, 2002	$676	$0
Fiscal year ended December 31, 2001	$ 0	$0
June 2, 2000 (commencement of operations) to
December 31, 2000	$ 0	$0

Merrill Lynch Strategy All-Equity Fund

	Aggregate Brokerage Commissions Paid	Paid to Merrill Lynch
Fiscal year ended December 31, 2002	$732	$0
Fiscal year ended December 31, 2001	$ 18	$0
June 2, 2000 (commencement of operations) to
December 31, 2000	$ 24	$0

The Funds may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since

47

transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, a Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Directors of a Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Because of the affiliation of Merrill Lynch with the Investment Adviser, the Funds are prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. Without such an exemptive order, the Funds would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

The Funds have received an exemptive order from the Commission permitting them to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Funds also have retained an affiliated entity of the Investment Adviser as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. For the fiscal years ended December 31, 2002 and 2001, the Funds paid no fees to the lending agent for such services. In connection with securities lending activities, the lending agent may, on behalf of a Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Investment Adviser or its affiliates. Pursuant to the same order, the Funds may invest their uninvested cash in registered money market funds advised by the Investment Adviser or its affiliates, or in a private investment company managed by the lending agent. If a Fund acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Fund’s expenses and, indirectly, the expenses of such other entities. However, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Investment Adviser’s waiver of a portion of its advisory fee.

Section 11(a) of the Exchange Act generally prohibits members of the United States national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for a Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Funds and annual statements as to aggregate compensation will be provided to the Funds.

The Directors have considered the possibility of seeking to recapture for the benefit of the Funds’ brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Funds to the Investment Adviser. After considering all factors deemed relevant, the Board of Directors of the Corporation made a determination not to seek such recapture. The Board of Directors of the Corporation will consider this matter from time to time.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or the Underlying Funds, or other clients or funds for which the Investment Adviser or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

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SHAREHOLDER SERVICES

The Funds offer a number of shareholder services and investment plans described below that are designed to facilitate investment in their shares. Full details as to each such service, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Funds, by calling the telephone number on the cover page hereof or from the Distributor, Merrill Lynch, a selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.

Investment Account

Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of dividends. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch, a selected securities dealer or other financial intermediary. Upon the transfer of shares out of a Merrill Lynch brokerage account or an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in the transferring shareholder’s name may be opened automatically at the Transfer Agent. The Funds do not issue share certificates.

Shareholders may transfer their Fund shares from Merrill Lynch, a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. After the transfer, the shareholder may purchase additional shares of funds owned before the transfer and all future trading of these assets must be coordinated by the new firm. If a shareholder wishes to transfer his or her shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, the shareholder must either (i) redeem his or her shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. The shareholder may also request the new securities dealer or other financial intermediary to maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for the benefit of the shareholder whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not.

Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another securities dealer or other financial intermediary should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, a shareholder must either redeem the shares, paying any applicable CDSC, so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

Automatic Investment Plan

A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if he or she is an eligible Class I investor) or Class A, Class B or Class C shares at the applicable public offering price. These purchases may be made either through the shareholder’s securities dealer or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as a Fund’s Automatic Investment Plan. Under the Automatic Investment Plan, a Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automatic clearing house debits. An investor that maintains a CMA® Account may arrange to have periodic investments made in the Fund in amounts of $100 or more ($1 or more for retirement accounts) through CMA® or Automated Investment Program.

Automatic Dividend Reinvestment Plan

Unless specific instructions are given as to the method of payment, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of a Fund. Such reinvestment will be at the net asset value of shares of a Fund determined as of the close of business on the NYSE on the monthly payment

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date for such dividends. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends.

Shareholders may, at any time, elect to have subsequent dividends paid in cash, rather than reinvested in shares of a Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). If the shareholder’s account is maintained with the Transfer Agent, he or she may contact the Transfer Agent in writing or by telephone (1-800-MER-FUND). For other accounts, the shareholder should contact his or her Merrill Lynch Financial Advisor, selected securities dealer or other financial intermediary. Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed dividend checks. Cash payments can also be directly deposited to the shareholder’s bank account.

Systematic Withdrawal Plan

A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of a Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

At the time of each withdrawal payment, sufficient Class A, Class B, Class C or Class I shares are redeemed from those on deposit in the shareholder’s account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends on all shares in the Investment Account are reinvested automatically in shares of the Funds. A shareholder’s systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, a Fund, the Transfer Agent or the Distributor.

With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See “Purchase of Shares — Deferred Sales Charge Alternatives — Class B and Class C Shares.” Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class A shares, the systematic withdrawal plan will be applied thereafter to the Class A shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Merrill Lynch Financial Advisor.

Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder’s original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. A Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year’s scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

Alternatively, a shareholder whose shares are held within a CMA® or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA® Systematic Redemption Program or the redemption program of the Retirement Account. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder’s account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder

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may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA® Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA® Systematic Redemption Program, eligible shareholders should contact their Merrill Lynch Financial Advisor.

Retirement and Education Savings Plans

Individual retirement accounts and other retirement and education savings plans are available from Merrill Lynch. Under these plans, investments may be made in the Funds and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from Merrill Lynch.

Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and in the case of Roth IRA plans and education savings plans may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

Exchange Privilege

U.S. shareholders of each class of shares of a Fund have an exchange privilege with certain other Select Pricing Funds and Summit, which is a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class I shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

Exchanges of Class I and Class A Shares. Class I shareholders may exchange Class I shares of a Fund for Class I shares of the second Select Pricing Fund if the shareholder holds any Class I shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class I shares of the second fund. If the Class I shareholder wants to exchange Class I shares for shares of a second fund, but does not hold Class I shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class I shares of the second fund, the shareholder will receive Class A shares of the second fund as result of the exchange. Class A shares also may be exchanged for Class I shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class I shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class I shares of the second fund. Class A shares are exchangeable with shares of the same class of other Select Pricing Funds.

Exchanges of Class I or Class A shares outstanding (“outstanding Class I or Class A shares”) for Class I or Class A shares of other Select Pricing Funds, or for Class A shares of Summit (“new Class I or Class A shares”), are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I or Class A shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I or Class A shares as to which previous exchanges have taken place, the “sales charge previously paid” shall include the aggregate of the sales charges paid with respect to such Class I or Class A shares in the initial purchase and any subsequent exchange. Class I or Class A shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class I or Class A shares. For purposes of the exchange privilege, Class I and Class A shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I or Class A shares on which the dividend was paid. Based on this formula, Class I and Class A shares generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

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Exchanges of Class B and Class C Shares. Certain Select Pricing Funds with Class B and Class C shares outstanding (“outstanding Class B or Class C shares”) offer to exchange their Class B or Class C shares for Class B or Class C shares, respectively, of certain other Select Pricing Funds or for Class B shares of Summit (“new Class B or Class C shares”) on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of a Fund exercising the exchange privilege will continue to be subject to a Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of a fund acquired through use of the exchange privilege will be subject to such Fund’s CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the exchanged Class B or Class C shares is “tacked” to the holding period of the new Class B shares. For example, an investor may exchange Class B shares of a Fund for those of Merrill Lynch Small Cap Value Fund, Inc. (“Small Cap Value Fund”) after having held the Fund’s Class B shares for two-and-a-half years. The 3% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of the Small Cap Value Fund and receive cash. There will be no CDSC due on this redemption since by “tacking” the two-and-a-half year holding period of the Fund’s Class B shares to the four year holding period for the Small Cap Value Fund Class B shares, the investor will be deemed to have held the Small Cap Value Fund Class B shares for more than six years.

Exchanges for Shares of a Money Market Fund. Class I and Class A shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class I or Class A shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Advisor for further information.

Prior to October 12, 1998, exchanges from other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of a Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirements for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares of a Fund received in exchange for such money market fund shares will be aggregated with the holding period for the fund shares originally exchanged for such money market fund shares for purposes of reducing the CDSC or satisfying the Conversion Period.

Exchanges by Participants in the MFA Program. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA Program. Such retirement plans may exchange Class B, Class C or Class A shares that have been held for at least one year for Class I shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA Program, i.e., no CDSC will apply. The one-year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA Program, Class I shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class I shares will be “tacked” to the holding period for the Class B or Class C shares originally held. A Fund’s exchange privilege is also modified with respect to purchases of Class I and Class A shares by non-retirement plan investors under the MFA Program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA Program of Class I or Class A shares of a Select Pricing Fund for Class I or Class A shares of the Fund will be made solely on the basis of the relative net asset values of the shares being

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exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA Program.

Exercise of the Exchange Privilege. To exercise the exchange privilege, shareholders should contact his or her Merrill Lynch Financial Advisor, who will advise the Fund of the exchange. Shareholders of a Fund and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued may exercise the exchange privilege by wire through their securities dealers or other financial intermediary. The Fund reserves the right to require a properly completed Exchange Application.

Telephone exchange requests are also available in accounts held with the Transfer Agent for amounts up to $50,000. To request an exchange from your account, call the Transfer Agent at 1-800-MER-FUND. The request must be from the shareholder of record. Before telephone requests will be honored, signature approval from all shareholders of record must be obtained. The shares being exchanged must have been held for at least 15 days. Telephone requests for an exchange will not be honored in the following situations: the account holder is deceased, the request is by an individual other than the account holder of record, the account is held by joint tenants who are divorced or the address on the account has changed within the last 30 days. Telephone exchanges may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account. A Fund or the Transfer Agent may temporarily suspend telephone transactions at any time.

This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Funds reserve the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

Fee-Based Programs

Certain fee-based programs offered by Merrill Lynch and other financial intermediaries, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”), may permit the purchase of Class I shares of a Fund at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another financial intermediary, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program offered through particular selected dealers (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

DIVIDENDS AND TAXES

Dividends

Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from such investment income are paid at least annually. All net realized capital gains, if any, will be distributed to shareholders of the Funds at least annually. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year.

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For information concerning the manner in which dividends may be reinvested automatically in shares of the Funds, see “Shareholder Services — Automatic Dividend Reinvestment Plan.” A shareholder may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as described below, whether they are invested in shares of the Fund or received in cash. The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class I shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares. Similarly, the per share dividends on Class A shares will be lower than the per share dividends on Class I shares as a result of the account maintenance fees applicable with respect to the Class A shares. See “Pricing of Shares — Determination of Net Asset Value.”

Taxes

The Funds qualify and intend to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class I shareholders (together, the “shareholders”). The Funds intend to distribute substantially all of such income and gains. Unless otherwise indicated, references herein to the tax consequences of a Fund’s investments or activities include the investments and activities indirectly attributable to the Fund as a result of it being an investor in an Underlying Fund.

Qualification of the Funds as RICs requires, among other things, that (a) at least 90% of each Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets is represented by cash, U.S. Government securities and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the fair market value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the fair market value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other RICs); and (c) each Fund distribute to its shareholders at least 90% of its net taxable investment income and short-term (but not long-term) capital gains and 90% of its net tax exempt interest income, if any, in each year.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from the preceding year. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by a Fund from its ordinary income or from an excess of net realized short term capital gains over net long term capital losses (together referred to hereinafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in warrants, futures and options) (“capital gain dividends”) are taxable to shareholders as long term gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Certain categories of capital gains are taxable at preferential rates. Generally not later than 60 days after the close of its taxable year, a Fund will provide its shareholders with a written notice designating the amount of any ordinary income dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above.

Dividends are taxable to shareholders even though they are reinvested in additional shares of a Fund. Distributions by a Fund from ordinary income will be eligible for the dividends received deduction allowed to corporations under the Code to the extent the Fund’s income is derived from qualified dividends received by the

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Fund from domestic corporations. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

The Funds may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Funds and therefore is subject to distribution requirements of the Code. Because the original issue discount income earned by the Funds in a taxable year may not be represented by cash income, the Funds may have to dispose of other securities or borrow and use the proceeds to make distributions to satisfy the Code’s distribution requirements. In addition, a Fund’s investment in contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments. Debt securities acquired by the Funds may also be subject to market discount rules.

Dividends and interest received by the Funds may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may be able to claim U.S. foreign tax credits with respect to such taxes paid by the Fund, subject to certain provisions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in a Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. A Fund also must meet these holding requirements, and if a Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If a Fund satisfies the holding period requirements and if more than 50% of the value of its total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible, and intends, to file an election with the Internal Revenue Service (“IRS”) pursuant to which shareholders of the Fund will be required to include their proportionate share of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate share of such taxes as taxes paid by them, and either deduct such proportionate share of such taxes in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. federal income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize their deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A Fund will report annually to its shareholders the amount per share of such foreign taxes and other information needed to claim the foreign tax credit. For this purpose, a Fund will allocate foreign taxes and foreign source income among the Class A, Class B, Class C and Class I shareholders according to a method (which it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to the Class A, Class B, Class C and Class I shareholders during the taxable year or such other method as the Internal Revenue Service may prescribe.

No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class A shares. A shareholder’s basis in the Class A shares acquired will be the same as such shareholder’s basis in the Class B shares converted, and the holding period of the acquired Class I shares will include the holding period of the converted Class B shares.

If a shareholder exercises an exchange privilege within 90 days of acquiring shares of a Fund, then any loss recognized on the exchange will be reduced (or any gain increased) to the extent the sales charge paid to the Fund reduces any sales charge that would have been owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Ordinary income dividends paid by the Funds to shareholders who are non-resident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under

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applicable treaty law. Non-resident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Corporation or who, to the Corporation’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

Tax Treatment of Options and Futures Transactions

Each Fund may engage in forward foreign exchange transactions and currency swaps, purchase or sell options, futures and foreign currency options and futures, and related options on such futures. Options, forward foreign exchange and futures contracts held by each Fund that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year; i.e., each option or futures contract will be treated as sold for its fair market value on the last business day of the taxable year. In general, unless a special election is made, gain or loss from transactions in Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Application of these rules to Section 1256 contracts held by a Fund may alter the timing and character of distributions to shareholders. Any net mark-to-market gains realized by a Fund may be subject to distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of securities or borrowing to obtain the necessary cash. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by a Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

Gain or loss realized by a Fund from a closing transaction with respect to options written by the Fund (including premiums from expired call options written by a Fund), or gain from the lapse of any such option, will be treated as short-term capital gain or loss.

Gain or loss realized by a Fund from certain options purchased by the Fund, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether a Fund held a particular option for more than one year.

Code Section 1259 requires the recognition of gain where the Fund makes a constructive sale of an “appreciated financial position” (for example, stock). The Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other transactions.

Code Section 1092, which applies to certain “straddles,” may affect the taxation of each Fund’s sale of securities and transactions in swaps, options, futures contracts and forward foreign exchange contracts. Under Section 1092, a Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in swaps, options, futures and forward foreign exchange contracts. The straddle rules may also apply to replace some amount of long-term capital gain realized by a Fund with short-term capital gain taxable as ordinary income when distributed to shareholders. In addition, a Fund will be required to capitalize (rather than deduct) interest and carrying charges allocable to the straddle positions. The conversion transaction rules may apply to certain transactions to treat all or a portion of the gain thereon as ordinary income rather than as capital gain.

Special Rules for Certain Foreign Currency Transactions

Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments and from certain forward and futures contracts, options or swaps will be treated as ordinary income or loss under Code Section 988. In certain circumstances, a Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed

56

other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder’s Fund shares (assuming the shares were held as a capital asset). These rules, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

Each Fund will be entitled to look to the underlying assets of the Underlying Fund in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. If, however, any of the underlying facts or applicable tax provisions were to change in any material respect, then the Board of Directors of the Corporation will determine, in its discretion, the appropriate course of action for the Funds. One possible course of action would be to withdraw each Fund’s investments from the Underlying Fund and to retain an investment adviser to manage such Fund’s assets in accordance with the investment policies applicable to the respective Fund. See “Investment Objectives and Policies.”

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, administrative or judicial action either prospectively or retroactively.

Ordinary income and capital gain dividends may also be subject to state and local taxes.

Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

PERFORMANCE DATA

From time to time a Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on a Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class I shares of each Fund in accordance with a formula specified by the Commission.

Quotations of average annual total return before tax for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares but does not take into account taxes payable on dividends or on redemption.

Quotations of average annual total return after taxes on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares. The taxes due on dividends are calculated by applying the highest marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend is specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

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Quotations of average annual total return after taxes on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

Each Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Set forth below is total return information, before and after taxes, for the Class A, Class B, Class C and Class I shares of each Fund for the periods indicated, expressed as a percentage based on a hypothetical $1,000 investment. Prior to April 14, 2003, Class A shares were designated Class D and Class I shares were designated Class A.

Merrill Lynch Strategy Growth and Income Fund

Period	Class A Shares	Class B Shares	Class C Shares	Class I Shares
	Average Annual Total Return (including maximum applicable sales charges)
One Year Ended December 31, 2002	-13.97%	-13.47%	-10.84%	-13.81%
June 2, 2000 (commencement of operations)
to December 31, 2002	-9.59%	-9.41%	-8.46%	-9.40%

	Average Annual Total Return After Taxes on Dividends (including maximum applicable sales charges)
One Year Ended December 31, 2002	-15.26%	-14.55%	-11.93%	-15.21%
June 2, 2000 (commencement of operations)
to December 31, 2002	-10.50%	-10.12%	-9.14%	-10.40%

	Average Annual Total Return After Taxes on Dividends and Redemption (including maximum applicable sales charges)
One Year Ended December 31, 2002	-8.57%	-8.27%	-6.65%	-8.48%
June 2, 2000 (commencement of operations)
to December 31, 2002	-7.96%	-7.73%	-6.98%	-7.85%

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Merrill Lynch Strategy Long-Term Growth Fund

Period	Class A Shares	Class B Shares	Class C Shares	Class I Shares
	Average Annual Total Return
	(including maximum applicable sales charges)
One Year Ended December 31, 2002	-20.13%	-19.67%	-17.10%	-20.02%
June 2, 2000 (commencement of operations)
to December 31, 2002	-14.72%	-14.61%	-13.59%	-14.54%

	Average Annual Total Return After Taxes on Dividends
	(including maximum applicable sales charges)
One Year Ended December 31, 2002	-20.51%	-19.75%	-17.21%	-20.48%
June 2, 2000 (commencement of operations)
to December 31, 2002	-15.05%	-14.68%	-13.68%	-14.96%

	Average Annual Total Return After Taxes on Dividends and Redemptions
	(including maximum applicable sales charges)
One Year Ended December 31, 2002	-12.36%	-12.08%	-10.50%	-12.29%
June 2, 2000 (commencement of operations)
to December 31, 2002	-11.60%	-11.41%	-10.64%	-11.50%

Merrill Lynch Strategy All-Equity Fund

Period	Class A Shares	Class B Shares	Class C Shares	Class I Shares
	Average Annual Total Return
	(including maximum applicable sales charges)
Fiscal Year Ended December 31, 2002	-26.35%	-25.91%	-23.59%	-25.98%
June 2, 2000 (commencement of operations)
to December 31, 2002	-19.81%	-19.71%	-18.76%	-19.65%

	Average Annual Total Return After Taxes on Dividends
	(including maximum applicable sales charges)
One Year Ended December 31, 2002	-26.35%	-25.91%	-23.60%	-25.98%
June 2, 2000 (commencement of operations)
to December 31, 2002	-19.81%	-19.71%	-18.76%	-19.65%

	Average Annual Total Return After Taxes on Dividends and Redemptions (including maximum applicable sales charges)

One Year Ended December 31, 2002	-16.18%	-15.91%	-14.49%	-15.95%
June 2, 2000 (commencement of operations)
to December 31, 2002	-15.25%	-15.17%	-14.47%	-15.13)%

Total return figures are based on each Fund’s historical performance and are not intended to indicate future performance. A Fund’s total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

In order to reflect the reduced sales charges in the case of Class I or Class A shares, or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of CDSCs, a lower amount of expenses may be deducted.

On occasion, a Fund may compare its performance to various indices, including the S&P 500, the S&P 400, its applicable Russell 1000 Index, the Russell 2000 Index, the EAFE Index or other published indices, or to data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc. (“Morningstar”), other competing universes, Money Magazine, U.S. News & World Report, BusinessWeek, Forbes Magazine, Fortune Magazine and CDA Investment Technology, Inc. When comparing its performance to a market index, a

59

Fund may refer to various statistical measures derived from the historical performance of the Fund and the index such as standard deviation and beta. In addition, from time to time, a Fund may include its Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature.

A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investment. As with any other performance data, performance comparisons should not be considered indicative of the Fund’s relative performance for any future period.

GENERAL INFORMATION

Description of Shares

The Corporation is a Maryland corporation incorporated on August 17, 1999. On February 28, 2000, the Corporation changed its name from Mercury Life Strategy Series Fund, Inc. to Mercury QA Strategy Series, Inc. In addition, on March 22, 2002, the Corporation changed its name from Mercury QA Strategy Series, Inc. to Merrill Lynch Strategy Series, Inc. and each of its three Funds, Mercury QA Strategy Growth and Income Fund, Mercury QA Strategy Long-Term Growth Fund and Mercury QA Strategy All-Equity Fund changed its name to Merrill Lynch Strategy Growth and Income Fund, Merrill Lynch Strategy Long-Term Growth Fund and Merrill Lynch All-Equity Fund, respectively. The Corporation has an authorized capital of 2,000,000,000 shares of Common Stock, par value $.0001 per share, of which it is authorized to issue approximately 166,666,667 shares each of Class A, Class B, Class C and Class I shares for each of the three Funds.

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders, except that shareholders of the class bearing distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution expenditures (except that Class B shareholders may vote on any material changes to expenses charged under the Class A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Corporation, in which event the holders of the remaining shares would be unable to elect any person as a director.

There normally will be no meeting of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by the shareholders, at which time the directors then in office will call a shareholders’ meeting for the election of directors. Shareholders may, in accordance with the terms of the By-Laws, cause a meeting of shareholders to be held for the purpose of voting on the removal of directors. Also, the Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the directors shall continue to hold office and appoint successor directors. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except for any expenses which may be attributable to only one class. Shares issued are fully paid and non-assessable by the Fund.

Independent Auditors

Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey 08540, has been selected as the independent auditors of the Corporation. The independent auditors are responsible for auditing the annual financial statements of the Funds.

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Accounting Services Provider

State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services to the Funds.

Custodian

The JP Morgan Chase Bank, 4 Chase MetroTech, 18th Floor, Brooklyn, New York 11245, acts as the custodian of each Fund’s assets. Under its contract with the Corporation, the custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Transfer Agent

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of ML & Co., acts as each Fund’s Transfer Agent pursuant to the Transfer Agency Agreement. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Legal Counsel

Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, is counsel for the Corporation.

Reports to Shareholders

The Corporation sends to its shareholders at least semi-annually reports showing the Funds’ portfolio and other information. An Annual Report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends.

Shareholder Inquiries

Shareholder inquiries may be addressed to the Corporation at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Corporation has filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

To the knowledge of the Corporation, the following persons or entities owned beneficially 5% or more of a class of each Fund’s shares as of March 28, 2003:

Merrill Lynch Strategy Growth and Income Fund

Name	Address	Percentage and Class
Merrill Lynch Trust Company* Trustee FBO Coca Cola Stock Fund-Unitized Account	800 Scudders Mill Road Plainsboro, NJ 08536	80.60% of Class I

Merrill Lynch Trust Company* Helen R. McShane IRA FBO Helen R. McShane	800 Scudders Mill Road Plainsboro, NJ 08536	9.30% of Class A

Merrill Lynch Trust Company* Nancy A. Harris IRA FBO Nancy A. Harris	800 Scudders Mill Road Plainsboro, NJ 08536	6.48% of Class A

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Name	Address	Percentage and Class
Merrill Lynch Trust Company* Gloria M. Bielstein IRA FBO Gloria M. Bielstein	800 Scudders Mill Road Plainsboro, NJ 08536	5.90% of Class A

Frontier Trust Company FSB Trustee FBO Energy Steel Products, Inc.	800 Scudders Mill Road Plainsboro, NJ 08536	5.28% of Class A

Merrill Lynch Trust Company* David K. Barton IRA FBO David K. Barton	800 Scudders Mill Road Plainsboro, NJ 08536	5.27% of Class A

*	Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

Merrill Lynch Strategy Long-Term Growth Fund

Name	Address	Percentage and Class

Merrill Lynch Trust Co., FSB* Trustee FBO Coca Cola Stock Fund-Unitized Account	800 Scudders Mill Road Plainsboro, NJ 08536	90.64% of Class I

Merrill Lynch Trust Co., FSB* Trustee FBO Terre Haute Medical Laboratory	800 Scudders Mill Road Plainsboro, NJ 08536	14.46% of Class A

Merrill Lynch Trust Co., FSB* Southern Medical Research Retirement Plan	800 Scudders Mill Road Plainsboro, NJ 08536	11.93% of Class A

Evelyn B. Drake	800 Scudders Mill Road	11.70% of Class A
Plainsboro, NJ 08536

Merrill Lynch Trust Co., FSB* Trustee FBO Heitman Employees Advantage Retirement Trust	800 Scudders Mill Road Plainsboro, NJ 08536	9.05% of Class A

Catherine Mair	800 Scudders Mill Road Plainsboro, NJ 08536	5.59 of Class A

*	Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

Merrill Lynch Strategy All-Equity Fund

Name	Address	Percentage and Class
Merrill Lynch Trust Company* Trustee FBO Coca Cola Stock Fund-Unitized Account	800 Scudders Mill Road Plainsboro, NJ 08536	71.10% of Class I

Merrill Lynch Trust Company* Trustee FBO Heitman Employees Advantage Retirement Trust	800 Scudders Mill Road Plainsboro, NJ 08536	10.61% of Class A

Dr. Jacob Finkelstein IRA FBO Dr. Jacob Finkelstein	800 Scudders Mill Road Plainsboro, NJ 08536	7.64% of Class A

*	Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

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FINANCIAL STATEMENTS

Each Fund’s audited financial statements are incorporated in this Statement of Additional Information by reference to the Corporation’s 2002 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-637-3863 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

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APPENDIX A

Ratings of Fixed Income Securities

Description of Moody’s Investors Services, Inc.’s Corporate Debt Ratings

Aaa	Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa	Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds that are rated C are the lowest rated bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each generic classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Description of Moody’s Commercial Paper Ratings

The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”).

Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a

A-1

valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
•	Leading market positions in well-established industries
•	High rates of return on funds employed
•	Conservative capitalization structures with moderate reliance on debt and ample asset protection
•	Broad margins in earnings coverage of fixed financial charges and higher internal cash generation
•	Well established access to a range of financial markets and assured sources of alternate liquidity

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternative liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

Description of Moody’s Preferred Stock Ratings

Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stocks occupy a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Preferred stock rating symbols and their definitions are as follows:

aaa	An issue that is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	An issue that is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a	An issue that is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	An issue that is rated “baa” is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

A-2

ba	An issue that is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	An issue that is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue that is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue that is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each rating classification from “aa” through “b” in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

A Standard & Poor’s corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A	Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB	Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Debt rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

A-3

BB	Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B	Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest or repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC	Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C	The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI	The rating CI is reserved for income bonds on which no interest is being paid.

D	Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*	Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA,” “AA,” “A,” “BBB,” commonly known as “investment grade” ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

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Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. The four categories are as follows:

A	Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Description of Standard & Poor’s Preferred Stock Ratings

A Standard & Poor’s preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

I.	Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

II.	Nature of, and provisions of, the issue.

III.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors’ rights.

AAA	This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA	A preferred stock issue rated “AA” also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated “AAA.”

A	An issue rated “A” is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB	An issue rated “BBB” is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the “A” category.

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BB, B CCC	Preferred stock rated “BB,” “B,” and “CCC” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. “BB” indicates the lowest degree of speculation and “CCC” the highest degree of speculation. While such issues will likely have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC	The rating “CC” is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C	A preferred stock rated “C” is a non-paying issue.

D	A preferred stock rated “D” is a non-paying issue in default on debt instruments.

NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard & Poor’s earnings and dividend rankings for common stocks.

The ratings are based on current information furnished to Standard & Poor’s by the issuer, and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Description of Fitch Ratings (“Fitch”) Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

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A	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

Fitch	Alert Ratings are placed on Fitch Alert to notify investors of an occurrence that is likely to result in a rating Alert change and the likely direction of such change. These are designated as “Positive” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. Fitch Alert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

Description of Fitch Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

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C	Bonds are in imminent default in payment of interest or principal.

DDD, DD, D	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be DD, D valued on D the basis of their ultimate recovery value in liquidation or reorganization of the D obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch Investment Grade Short-term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

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Part C. OTHER INFORMATION

Item 23. Exhibits.

Exhibit Number
1	(a)	—	Articles of Incorporation of Registrant.(1)
	(b)	—	Articles of Amendment to Articles of Incorporation of Registrant.(4)
	(c)	—	Articles of Amendment to Articles of Incorporation of Registrant.(9)
	(d)	—	Articles of Amendment to Articles of Incorporation of Registrant.(14)
	(e)	—	Articles Supplementary Increasing the Authorized Capital Stock of the Corporation and Creating an Additional Class of Common Stock, dated September 18, 2003.*
2		—	By-Laws of Registrant.(1)
3		—	Instrument Defining Rights of Shareholders. Incorporated by reference to Exhibits 1 and 2 above.
4		—	Form of Management Agreement between Registrant and Fund Asset Management, L.P.(4)
5		—	Form of Amended and Restated Distribution Agreement between Registrant and FAM Distributors, Inc.(8)
6		—	None.
7		—	Form of Custodian Agreement between Registrant and JP Morgan Chase Bank.(9)
8	(a)	—	Form of Administration Agreement between Registrant and Mercury Asset Management US, a division of Fund Asset Management, L.P.(4)
	(b)(1)	—	Form of Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between Registrant and Financial Data Services, Inc.(4)
	(b)(2)	—	Amendment to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement dated March 28, 2002.(14)
	(c)	—	License Agreement relating to Use of Name among Mercury Asset Management International Ltd., Mercury Asset Management Group Ltd. and Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.(2)
	(d)	—	Form of License Agreement relating to Use of Name between Fund Asset Management, L.P. and Registrant.(4)
	(e)(1)	—	Amended and Restated Credit Agreement between Registrant and a syndicate of banks.(3)
	(e)(2)	—	Form of Second Amended and Restated Credit Agreement between the Fund, a syndicate of banks and certain other parties.(10)
	(e)(3)	—	Form of Third Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(11)
	(f)	—	Form of Administrative Services Agreement between Registrant and State Street Bank and Trust Company.(6)
9		—	Opinion and consent of Shearman & Sterling LLP, counsel for Registrant.(*)
10		—	Consent of Deloitte & Touche LLP, independent auditors for Registrant.*
11		—	None.
12		—	Form of Certificate of Fund Asset Management, L.P.(5)
13	(a)	—	Amended and Restated Class A Distribution Plan.(12)
	(b)	—	Form of Class B Shares Distribution Plan.(8)
	(c)	—	Form of Class C Shares Distribution Plan.(8)
14	(a)	—	Amended and Restated Rule 18f-3-Plan.(13)
	(c)	—	Power of Attorney for Officers, Directors and Trustees.(4)
	(d)	—	Power of Attorney for Officers, Directors and Trustees.(5)
15		—	Not applicable.
16		—	Code of Ethics.(7)

*	Filed herewith.
(1)	Incorporated by reference to identically numbered exhibit to Registrant’s initial Registration Statement on Form N-1A (File Nos. 333-88849 and 811-09617).
(2)	Incorporated by reference to Exhibit No. 8(c) to Pre-Effective Amendment No. 1 of Mercury
Pan-European Growth Fund of Mercury Asset Management Funds, Inc.’s Registration Statement on Form N-lA (File Nos. 333-56205 and 811-08797).

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(3)	Incorporated by reference to Exhibit B to the Issuer Tender Offer on Form TO under the Securities Exchange Act of 1934 of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973).
(4)	Incorporated by reference to identically numbered exhibit to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-lA (File Nos. 333-88849 and 811-09617).
(5)	Incorporated by reference to identically numbered exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-lA (File Nos. 333-88849 and 811-09617).
(6)	Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Merrill Lynch Growth Fund (File Nos. 33-10794 and 811-4934) filed on February 16, 2001.
(7)	Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 2 to Mercury International Fund of Mercury Funds, Inc.’s Registration Statement on Form N-lA (File No. 333-56203).
(8)	Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A (File Nos. 333-88849 and 811-09617) filed on April 27, 2001.
(9)	Filed on March 27, 2002 as an exhibit to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A under the Securities Act of 1933 as amended (File No. 333-88849) (the “Registration Statement”).
(10)	Incorporated by reference to Exhibit (b)(2) of the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 811-5870), filed on December 14, 2001.
(11)	Incorporated by reference to Exhibit (b)(3) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 13, 2002.
(12)	Incorporated by reference to Exhibit 13(a) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Merrill Lynch Pacific Fund, Inc. (File No. 2-56978), filed on April 17, 2003.
(13)	Incorporated by reference to Exhibit 14 to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Merrill Lynch Pacific Fund, Inc. (File No. 2-56978), filed on April 17, 2003.
(14)	Incorporated by reference to Exhibit 1(d) and 8 (b)(2) to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A (File Nos. 333-88849 and 811-09617).

Item 24. Persons Controlled By or Under Common Control with Registrant.

The Registrant does not control and is not under common control with any other person.

Item 25. Indemnification.

Reference is made to Article V of the Registrant’s Articles of Incorporation, Article VI of the Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Amended and Restated Distribution Agreement.

Article V of the Registrant’s Articles of Incorporation provides that each acting and former director and officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the Maryland General Corporation Law, subject to the requirements of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination by special legal counsel in a written opinion or the vote of a quorum of the directors who are neither “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the proceeding (“non-party independent directors”), after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the Maryland General Corporation Law without a preliminary determination as to his or her ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met:

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(a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

Section 2-418 of the Maryland General Corporation Law also empowers the Registrant to purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the Maryland General Corporation Law, from liability arising from his activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

In Section 9 of the Amended and Restated Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify and hold harmless the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

Fund Asset Management, L.P. (“FAM” or the “Investment Adviser”) acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

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Merrill Lynch Investment Managers, L.P. (“MLIM”), an affiliate of the Investment Adviser, acts as investment adviser for a number of affiliated open-end and closed-end registered investment companies. MLIM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.

The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of FAM, MLIM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”) is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Set forth below is a list of each executive officer and partner of FAM indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since January 1, 2001 for his or her own account or in the capacity of director, officer, employer, partner or trustee. In addition, Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM, MLIM or their affiliates, and Mr. Doll is a director or officer of one or more of such companies.

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Name	Positions with the Investment Adviser	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services	General Partner	General Partner of MLIM

Donald C. Burke	First Vice President, Treasurer and Director of Taxation	First Vice President and Treasurer of MLIM; Senior Vice President and Treasurer of Princeton Services; Vice President of FAMD

Robert C. Doll, Jr.	President	President of MLIM; Co-Head (Americas Region) from 2000 to 2001; Senior Vice President of FAM and MLIM from 1999 to 2001; Director of Princeton Services; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999

Lawrence D. Haber	First Vice President and Chief Financial Officer	First Vice President of MLIM; Senior Vice President and Treasurer of Princeton Services, Inc.

Brian A. Murdock	First Vice President and Chief Operating Officer	Executive Vice President of Princeton Services; First Vice President of MLIM; Chief Investment Officer of EMEA Pacific Region and Global CIO for Fixed Income and Alternative Investments; Head of MLIM’s Pacific Region and President of MLIM Japan, Australia and Asia

Andrew J. Donohue	General Counsel	General Counsel of MLIM and Princeton Services

C-5

Item 27. Principal Underwriters.

     (a) FAMD acts as the principal underwriter for the Registrant and for each of the following open-end registered investment companies: Financial Institutions Series Trust, Mercury Basic Value Fund, Inc., Mercury Global Holdings, Inc., Mercury Funds II, Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Equity Income Fund, Merrill Lynch EuroFund, Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Balanced Fund of Mercury Funds, Inc., Merrill Lynch Global Financial Services Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch International Equity Fund, Merrill Lynch International Fund of Mercury Funds, Inc., Merrill Lynch Latin America Fund, Inc., Merrill Lynch Large Cap Growth V.I. Fund of Mercury V.I. Funds, Inc., Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Natural Resources Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc., Merrill Lynch Principal Protected Trust, Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Merrill Lynch U.S. High Yield Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch World Income Fund, Inc. and The Asset Program, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

     (b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081.

Name	(2) Position(s) and Office(s) with FAMD	(3) Position(s) and Office(s) with Registrant
Brian Murdock	President	None
Michael G. Clark	Treasurer and Director	None
Thomas J. Verage	Director	None
Donald C. Burke	Vice President	Vice President and Treasurer

(c) Not applicable.

Item 28. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act, and the rules thereunder are maintained at the offices of:

(1) the registrant, Merrill Lynch Strategy Series, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536;

(2) the transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484;

(3) the custodian, J.P. Morgan Chase Bank, 4 Chase MetroTech Center, 18th Floor, Brooklyn, New York 11245;

(4) the investment adviser, Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Item 29. Management Services.

Other than as set forth under the caption “Management of the Funds — Fund Asset Management” in the Prospectus constituting Part A of the Registration Statement and under “Management of the Fund — Management and Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

Not applicable.

C-6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 29th day of September, 2003.

MERRILL LYNCH STRATEGIES SERIES, INC.
(Registrant)

By: /s/ DONALD C. BURKE

(Donald C. Burke, Vice President and Treasurer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
TERRY K. GLENN* (Terry K. Glenn)	President and Director (Principal Executive Officer)

DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

DONALD W. BURTON* (Donald W. Burton)	Director

M. COLYER CRUM* (M. Colyer Crum)	Director

LAURIE SIMON HODRICK* (Laurie Simon Hodrick)	Director

FRED G. WEISS* (Fred G. Weiss)	Director

*	This Registration Statement has been signed by each of the persons so indicated by the undersigned as Attorney In-Fact.
*By:	/s/ DONALD C. BURKE (Donald C. Burke, Attorney-In-Fact)	September 29, 2003

C-7

EXHIBIT INDEX

Exhibits		Description
1 (e)	—	Articles Supplementary Increasing the Authorized Capital Stock of the Corporation and creating an Additional Class of Common Stock, dated September 18, 2003.
9	—	Opinion and Consent of Shearman & Sterling LLP, counsel for Registrant.
10	—	Consent of Deloitte & Touche LLP, independent auditors for Registrant.